FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-207677-01

May 10, 2016

Free Writing Prospectus

Structural and Collateral Term Sheet

$750,643,230

(Approximate Mortgage Pool Balance)

$648,368,000

(Offered Certificates)

GS Mortgage Securities Trust 2016-GS2

As Issuing Entity

GS Mortgage Securities Corporation II

As Depositor

Commercial Mortgage Pass-Through Certificates

Series 2016-GS2

Goldman Sachs Mortgage Company

As Sponsor

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Goldman, Sachs & Co.
Lead Manager and Sole Bookrunner

Academy Securities	Drexel Hamilton
Co-Managers

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus included as part of our Registration Statement (SEC File No. 333-207677) (the “Preliminary Prospectus”) anticipated to be dated May 11, 2016. The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in the Preliminary Prospectus). The Preliminary Prospectus is available upon request from Goldman, Sachs & Co., Academy Securities, Inc. or Drexel Hamilton, LLC. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in the Preliminary Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman, Sachs & Co., Academy Securities, Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The issuing entity will be relying upon an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—Other Risks Relating to the Certificates—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Preliminary Prospectus). See also “Legal Investment” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CERTIFICATE SUMMARY

OFFERED CERTIFICATES

Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support		Initial Pass- Through Rate	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(3)	Expected Principal Window(3)
Class A-1	Aaa(sf) / AAAsf / AAA(sf)	$11,733,000		30.000	%(4)	[__]%	(5)	2.69	06/16 – 02/21
Class A-2	Aaa(sf) / AAAsf / AAA(sf)	$137,578,000		30.000	%(4)	[__]%	(5)	4.71	02/21 – 05/21
Class A-3	Aaa(sf) / AAAsf / AAA(sf)	$165,000,000		30.000	%(4)	[__]%	(5)	9.62	12/25 – 02/26
Class A-4	Aaa(sf) / AAAsf / AAA(sf)	$187,977,000		30.000	%(4)	[__]%	(5)	9.69	02/26 – 02/26
Class A-AB	Aaa(sf) / AAAsf / AAA(sf)	$23,162,000		30.000	%(4)	[__]%	(5)	7.32	05/21 – 12/25
Class X-A	Aa1(sf) / AAAsf / AAA(sf)	$570,488,000	(6)	N/A		[__]%	Variable IO(7)	N/A	N/A
Class X-B	A1(sf) / AA-sf / AAA(sf)	$42,224,000	(6)	N/A		[__]%	Variable IO(7)	N/A	N/A
Class A-S(8)	Aa2(sf) / AAAsf / AAA(sf)	$45,038,000	(9)	24.000%		[__]%	(5)(10)	9.69	02/26 – 03/26
Class B(8)	A1(sf) / AA-sf / AA(sf)	$42,224,000	(9)	18.375%		[__]%	(5)(10)	9.82	03/26 – 04/26
Class PEZ(8)	NR / A-sf / A-(sf)	$122,918,000	(9)	13.625	%(11)	(10)	(10)	9.80	02/26 – 05/26
Class C(8)	NR / A-sf / A-(sf)	$35,656,000	(9)	13.625	%(11)	[__]%	(5)(10)	9.90	04/26 – 05/26

NON-OFFERED CERTIFICATES

Non-Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support	Initial Pass- Through Rate	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(3)	Expected Principal Window(3)
Class D	NR / BBB-sf / BBB-(sf)	$42,223,000		8.000%	[__]%	(5)	9.94	05/26 – 05/26
Class X-D	NR / BBB-sf / BBB-(sf)	$42,223,000	(6)	N/A	[__]%	Variable IO(7)	N/A	N/A
Class E	NR / BB-sf / BB-(sf)	$20,643,000		5.250%	[__]%	(5)	9.94	05/26 – 05/26
Class F	NR / B-sf / B-(sf)	$7,506,000		4.250%	[__]%	(5)	9.94	05/26 – 05/26
Class G	NR / NR / NR	$31,903,230		0.000%	[__]%	(5)	9.94	05/26 – 05/26
Class R(12)	N/A	N/A		N/A	N/A	N/A	N/A	N/A

(1)	It is a condition of issuance that the offered certificates receive the ratings set forth above. The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, Inc. (“KBRA”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Risks Relating to the Certificates—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. Moody’s, Fitch and KBRA have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the rating agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to each class of certificates having a certificate balance are based on the assumptions set forth under “Yield and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans and that there are no extensions or forbearances of maturity dates of the mortgage loans.

(4)	The initial credit support percentages set forth for the certificates are approximate and, for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, are represented in the aggregate.

(5)	For each distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates will each generally be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) the lesser of a specified pass-through rate and the rate described in clause (ii), or (iv) the rate described in clause (ii) less a specified percentage.

(6)	The Class X-A, Class X-B and Class X-D certificates (the “Class X Certificates”) will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on the Class X-A, Class X-B and Class X-D certificates at their respective pass-through rates based upon their respective notional amounts. The notional amount of the Class X-A certificates will be equal to the aggregate certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component. The notional amount of the Class X-B certificates will be equal to the certificate balance of the Class B trust component. The notional amount of the Class X-D certificates will be equal to the certificate balance of the Class D certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CERTIFICATE SUMMARY (continued)

(7)	The pass-through rate of the Class X-A certificates for any distribution date will equal the excess, if any, of (i) the weighted average of the net mortgage interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component for that distribution date, as described in the Preliminary Prospectus. The pass-through rate of the Class X-B certificates for any distribution date will equal the excess, if any, of (i) the weighted average of the net mortgage interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate of the Class B trust component for that distribution date, as described in the Preliminary Prospectus. The pass-through rate of the Class X-D certificates for any distribution date will equal the excess, if any, of (i) the weighted average of the net mortgage interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate of the Class D certificates for that distribution date, as described in the Preliminary Prospectus.

(8)	The Class A-S, Class B and Class C certificates may be exchanged for Class PEZ certificates, and Class PEZ certificates may be exchanged for the Class A-S, Class B and Class C certificates. The Class A-S, Class B, Class PEZ and Class C certificates are collectively referred to as the “Exchangeable Certificates”.

(9)	On the closing date, the issuing entity will issue the Class A-S, Class B and Class C trust components, which will have outstanding certificate balances on the closing date of $45,038,000, $42,224,000 and $35,656,000, respectively. The Class A-S, Class B, Class PEZ and Class C certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components. Each class of the Class A-S, Class B, and Class C certificates and the Class PEZ certificates will, at all times, represent a beneficial interest in a percentage of the outstanding certificate balance of the Class A-S, Class B and Class C trust components. Following any exchange of Class A-S, Class B and Class C certificates for Class PEZ certificates or any exchange of Class PEZ certificates for Class A-S, Class B and Class C certificates, the percentage interest of the outstanding certificate balances of the Class A-S, Class B and Class C trust components that is represented by the Class A-S, Class B, Class PEZ and Class C certificates will be increased or decreased accordingly. The initial certificate balance of each of the Class A-S, Class B and Class C certificates shown in the table above represents the maximum certificate balance of such class without giving effect to any issuance of Class PEZ certificates. The initial certificate balance of the Class PEZ certificates shown in the table above is equal to the aggregate of the maximum initial certificate balances of the Class A-S, Class B and Class C certificates, representing the maximum certificate balance of the Class PEZ certificates that could be issued in an exchange. The certificate balances of the Class A-S, Class B and Class C certificates to be issued on the closing date will be reduced, in required proportions, by an amount equal to the certificate balance of the Class PEZ certificates issued on the closing date, if any.

(10)	The Class PEZ certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interests of the Class A-S, Class B and Class C trust components represented by the Class PEZ certificates. The pass-through rates on the Class A-S, Class B and Class C trust components will at all times be the same as the pass-through rates of the Class A-S, Class B and Class C certificates, respectively.

(11)	The initial credit support percentages for the Class C and Class PEZ certificates are equal to the initial credit support percentages of the underlying Class C trust component.

(12)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate REMICs, as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$750,643,230
Number of Mortgage Loans	37
Number of Mortgaged Properties	115
Average Cut-off Date Mortgage Loan Balance	$20,287,655
Weighted Average Mortgage Interest Rate	4.5538%
Weighted Average Remaining Term to Maturity (months)	107
Weighted Average Remaining Amortization Term (months)(3)	359
Weighted Average Cut-off Date LTV Ratio(4)	58.0%
Weighted Average Maturity Date LTV Ratio(5)	54.3%
Weighted Average Underwritten Debt Service Coverage Ratio(6)	2.10x
Weighted Average Debt Yield on Underwritten NOI(7)	10.8%
% of Mortgage Loans with Mezzanine Debt	17.3%
% of Mortgage Loans with Subordinate Debt(8)	17.3%
% of Mortgaged Properties with Single Tenants	8.8%

(1)	Each of the Veritas Multifamily Pool 1, Twenty Ninth Street, Panorama Corporate Center, Veritas Multifamily Pool 2 and Residence Inn and SpringHill Suites North Shore mortgage loans has one or more related pari passu companion loans, and the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF/Room/Unit calculations presented in this Term Sheet include the related pari passu companion loan(s) unless otherwise indicated. Each of the Veritas Multifamily Pool 1 and Veritas Multifamily Pool 2 mortgage loans also has a related subordinate companion loan and the loan-to-value ratio, debt service coverage ratio, debt yield and balance per Unit calculations presented in this Term Sheet with respect to the Veritas Multifamily Pool 1 and Veritas Multifamily Pool 2 mortgage loans are calculated without regard to the related subordinate companion loan. Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)	Subject to a permitted variance of plus or minus 5%.

(3)	Excludes mortgage loans that are interest-only for the entire term.

(4)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value (which, in certain cases, may reflect a portfolio premium valuation). With respect to one mortgage loan, which is secured by a portfolio of two mortgaged properties, representing approximately 3.3% of the initial pool balance, the respective Cut-off Date LTV Ratio was calculated using an “as-is” appraised value plus related property improvement plan (“PIP”) costs. The weighted average Cut-off Date LTV Ratio for the mortgage pool without making such adjustment is 58.0%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Cut-off Date LTV Ratio.

(5)	Unless otherwise indicated, the Maturity Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to four mortgage loans, representing approximately 7.8% of the initial pool balance, the respective Maturity Date LTV Ratios were each calculated using the related “as stabilized” appraised value instead of the related “as-is” appraised value. The weighted average Maturity Date LTV Ratio for the mortgage pool without making such adjustments is 54.6%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date LTV Ratio.

(6)	Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio for each mortgage loan is calculated by dividing the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(7)	Unless otherwise indicated, the Debt Yield on Underwritten NOI for each mortgage loan is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for descriptions of Debt Yield on Underwritten NOI and Debt Yield on Underwritten NCF.

(8)	The Veritas Multifamily Pool 1 and Veritas Multifamily Pool 2 mortgage loans each has a subordinate companion loan that is generally subordinate in right of payment to the Veritas Multifamily Pool 1 and Veritas Multifamily Pool 2 mortgage loans (the “Veritas Multifamily Pool 1 Subordinate Companion Loan” and “Veritas Multifamily Pool 2 Subordinate Companion Loan”), as applicable. The Veritas Multifamily Pool 1 Subordinate Companion Loan has a principal balance as of the Cut-off Date of approximately $249,750,000 and was included in the GSMS 2016-RENT securitization transaction. The Veritas Multifamily Pool 2 Subordinate Companion Loan has a principal balance as of the Cut-off Date of approximately $20,000,000. See “Description of the Mortgage Pool—The Whole Loans” and “Description of the Mortgage Pool—Additional Indebtedness” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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KEY FEATURES OF THE CERTIFICATES

Lead Manager and Sole Bookrunner:	Goldman, Sachs & Co.

Co-Managers:	Academy Securities, Inc. Drexel Hamilton, LLC

Depositor:	GS Mortgage Securities Corporation II

Initial Pool Balance:	$750,643,230

Master Servicer:	Midland Loan Services, a Division of PNC Bank, National Association

Special Servicers:	Torchlight Loan Services, LLC and Rialto Capital Advisors, LLC

Certificate Administrator:	Wells Fargo Bank, National Association

Trustee:	Wells Fargo Bank, National Association

Operating Advisor:	Pentalpha Surveillance LLC

Asset Representations Reviewer:	Pentalpha Surveillance LLC

Pricing:	Week of May 16, 2016

Closing Date:	May 31, 2016

Cut-off Date:

For each mortgage loan, the related due date for such mortgage loan in May 2016 (or, in the case of any mortgage loan that has its first due date in June 2016, the date that would have been its due date in May 2016 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month).

Determination Date:	The 6th day of each month or next business day, commencing in June 2016

Distribution Date:	The 4th business day after the Determination Date, commencing in June 2016

Interest Accrual:	Preceding calendar month

ERISA Eligible:	The offered certificates are expected to be ERISA eligible

SMMEA Eligible:	No

Payment Structure:	Sequential Pay

Day Count:	30/360

Tax Structure:	REMIC

Rated Final Distribution Date:	May 2049

Cleanup Call:	1.0%

Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to the Class X-A and Class X-B certificates: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates

Delivery:	Book-entry through DTC

Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

7

TRANSACTION HIGHLIGHTS

■	$750,643,230 (Approximate) New-Issue Multi-Borrower CMBS:

—	Overview: The mortgage pool consists of 37 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $750,643,230 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $20,287,655 and are secured by 115 mortgaged properties located throughout 19 states

—	LTV: 58.0% weighted average Cut-off Date LTV Ratio

—	DSCR: 2.10x weighted average Underwritten Debt Service Coverage Ratio

—	Debt Yield: 10.8% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-AB

■	Loan Structural Features:

—	Amortization: 37.5% of the mortgage loans by Initial Pool Balance have scheduled amortization:

–	14.1% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

–	23.3% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

—	Hard Lockboxes: 57.6% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—	Cash Traps: 100.0% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

–	Real Estate Taxes: 31 mortgage loans representing 84.4% of the Initial Pool Balance

–	Insurance: 9 mortgage loans representing 12.6% of the Initial Pool Balance

–	Replacement Reserves (Including FF&E Reserves): 24 mortgage loans representing 73.0% of the Initial Pool Balance

–	Tenant Improvements / Leasing Commissions: 13 mortgage loans representing 57.2% of the portion of the Initial Pool Balance that is secured by retail, office, mixed use and industrial properties only

—	Predominantly Defeasance: 88.7% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Retail: 43.9% of the mortgaged properties by allocated Initial Pool Balance are retail properties (32.9% are anchored retail properties)

—	Multifamily: 23.7% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—	Hospitality: 13.0% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

—	Office: 9.9% of the mortgaged properties by allocated Initial Pool Balance are office properties

■	Geographic Diversity: The 115 mortgaged properties are located throughout 19 states with only four states having greater than 10.0% of the allocated Initial Pool Balance: California (25.9%), Colorado (21.9%), New York (13.0%) and Pennsylvania (11.1%)

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

8

COLLATERAL OVERVIEW

Mortgage Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Goldman Sachs Mortgage Company	37	115	$750,643,230	100.0%
Total	37	115	$750,643,230	100.0%

Ten Largest Mortgage Loans

Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size Units / SF / Rooms	Cut-off Date Balance Per Units / SF / Room	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
Veritas Multifamily Pool 1	$75,000,000	9.99%	Multifamily	1,726	$133,401	3.72x	15.5%	24.9%
Twenty Ninth Street	75,000,000	9.99	Retail	705,159	$213	2.79x	12.0%	42.9%
Panorama Corporate Center	74,500,000	9.9	Office	780,648	$170	1.90x	9.7%	69.6%
Cedarbrook Plaza	58,500,000	7.8	Retail	649,337	$90	1.98x	10.1%	65.4%
Veritas Multifamily Pool 2	55,000,000	7.3	Multifamily	430	$176,744	2.92x	9.4%	39.9%
Hampton Inn San Diego Mission Valley	33,000,000	4.4	Hospitality	184	$179,348	1.70x	12.1%	68.3%
Fairview Plaza	29,815,047	4.0	Mixed Use	325,736	$92	1.60x	11.4%	66.0%
Residence Inn and SpringHill Suites North Shore	24,946,809	3.3	Hospitality	378	$182,151	1.68x	12.3%	68.8%
Aloft Sunnyvale	23,000,000	3.1	Hospitality	85	$270,588	1.90x	13.5%	66.7%
Deerbrook Plaza	22,000,000	2.9	Retail	219,481	$100	1.33x	9.4%	70.2%
Top 10 Total / Wtd. Avg.	$470,761,856	62.7%				2.39x	11.6%	53.8%
Remaining Total / Wtd. Avg.	279,881,374	37.3				1.61x	9.5%	65.0%
Total / Wtd. Avg.	$750,643,230	100.0%				2.10x	10.8%	58.0%

Companion Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Number of Pari Passu Companion Loans(1)	Pari Passu Companion Loan Cut-off Date Balance	Subordinate Companion Cut-off Date Balance	Whole Loan Cut-off Date Balance	Controlling Pooling & Servicing Agreement (“Controlling PSA”)	Master Servicer	Special Servicer
Veritas Multifamily Pool 1(2)	$75,000,000	9.99%	2	$155,250,000	$249,750,000	$480,000,000	GSMS 2016-RENT	Wells Fargo	Wells Fargo
Twenty Ninth Street	$75,000,000	9.99%	2	$75,000,000	—	$150,000,000	GSMS 2016-GS2	Midland	Torchlight
Panorama Corporate Center	$74,500,000	9.9%	1	$58,500,000	—	$133,000,000	GSMS 2016-GS2	Midland	Torchlight
Veritas Multifamily Pool 2(3)	$55,000,000	7.3%	1	$21,000,000	$20,000,000	$96,000,000	(4)	Midland	Rialto
Residence Inn and SpringHill Suites North Shore	$24,946,809	3.3%	1	$43,906,384	—	$68,853,193	GSMS 2016-GS2	Midland	Torchlight

(1)	Each companion loan is pari passu in right of payment to its related mortgage loan and senior in right of payment to any related subordinate companion loan.

(2)	The Veritas Multifamily Pool 1 mortgage loan has two pari passu companion loans with an aggregate outstanding principal balance of $155,250,000 and one subordinate companion loan with an outstanding principal balance of $249,750,000.

(3)	The Veritas Multifamily Pool 2 mortgage loan has one pari passu companion loan with an outstanding principal balance of $21,000,000 and one subordinate companion loan with an outstanding principal balance of $20,000,000.

(4)	The initial controlling noteholder for the Veritas Multifamily Pool 2 whole loan is the holder of the subordinate companion loan. If the outstanding principal balance of the subordinate companion loan as notionally reduced by any appraisal reduction amounts or realized losses allocated to such subordinate companion loan is less than 25% of the initial principal balance of such subordinate companion loan less any principal payments allocated to and received on the subordinate companion loan, the controlling noteholder will be the controlling class representative. At all other times the controlling noteholder for the Veritas Multifamily Pool 2 whole loan will be the holder of the subordinate companion loan. The initial controlling holder for the Veritas Multifamily Pool 2 whole loan is Forethought Life Insurance Company.

Mortgage Loans with Existing Mezzanine Debt

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Pari Passu Companion Loan Cut-off Date Balance	Subordinate Companion Cut-off Date Balance	Total Debt Cut-off Date Balance(1)	Wtd. Avg. Cut-off Date Total Debt Interest Rate(1)	Cut-off Date Mortgage Loan LTV Ratio(2)	Cut-off Date Total Debt LTV Ratio(1)	Cut-off Date Mortgage Loan UW NCF DSCR(2)	Cut-off Date Total Debt UW NCF DSCR(1)
Veritas Multifamily Pool 1(3)	$75,000,000	$196,500,000	$155,250,000	$249,750,000	$676,500,000	5.150%	24.9%	73.3%	3.72x	1.00x
Veritas Multifamily Pool 2(4)	$55,000,000	$42,500,000	$21,000,000	$20,000,000	$138,500,000	4.950%	39.9%	72.8%	2.92x	1.02x

(1)	Calculated including the mezzanine debt and any related companion loan (including any related subordinate companion loan).

(2)	Calculated including any related pari passu companion loan (but without regard to any subordinate companion loan).

(3)	The Veritas Multifamily Pool 1 mortgage loan has three related mezzanine loans that are held by GS Commercial Real Estate LP.

(4)	The Veritas Multifamily Pool 2 mortgage loan has one related mezzanine loan that is held by an unrelated third party.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

9

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance(2)	% of Initial Pool Balance	Previous Securitization
Veritas Multifamily Pool 1(3)	GSMC	San Francisco	California	Multifamily	$75,000,000	9.99%	JPMCC 2013-C16, JPMBB 2013-C15
Cedarbrook Plaza(4)	GSMC	Wyncote	Pennsylvania	Retail	$58,500,000	7.8%	WFRBS 2011-C4, WBCMT 2006-C25
SpringHill Suites Pittsburgh North Shore	GSMC	Pittsburgh	Pennsylvania	Hospitality	$13,513,479	1.8%	CGCMT 2006-C4
Deerbrook Plaza	GSMC	Humble	Texas	Retail	$22,000,000	2.9%	JPMCC 2006-LDP8
18th Avenue	GSMC	Brooklyn	New York	Retail	$18,352,100	2.4%	CD 2007-CD5
Residence Inn Princeton	GSMC	Princeton	New Jersey	Hospitality	$16,500,000	2.2%	GCCFC 2006-GG7
Lakeshore Apartments	GSMC	Evansville	Indiana	Multifamily	$15,250,000	2.0%	MLCFC 2006-1
Hidden Creek Village	GSMC	Fayetteville	North Carolina	Multifamily	$15,131,549	2.0%	MSC 2006-IQ11
Wyckoff Avenue	GSMC	Ridgewood	New York	Retail	$14,255,500	1.9%	MSBAM 2013-C10
Beverley Road	GSMC	Brooklyn	New York	Retail	$13,891,900	1.9%	WBCMT 2007-C33
Chapel Hill Commons	GSMC	Decatur	Georgia	Retail	$11,570,000	1.5%	BSCMS 2006-PW13
Stillwell Avenue	GSMC	Brooklyn	New York	Retail	$10,246,400	1.4%	JPMCC 2011-C4
Winco Alaska Warehouse	GSMC	Anchorage	Alaska	Industrial	$9,686,756	1.3%	BSCMS 2006-PW14
Bellam Self Storage and Boxes	GSMC	San Rafael	California	Self Storage	$8,425,000	1.1%	WFRBS 2011-C4
Times Square Retail Center	GSMC	Las Vegas	Nevada	Retail	$4,800,000	0.6%	MLCFC 2006-1

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan seller.

(2)	Reflects the allocated loan amount in cases where the applicable mortgaged property is one of a portfolio of mortgaged properties securing a particular mortgage loan.

(3)	Each of the Veritas Multifamily Pool 1 mortgaged properties were included in the JPMCC 2013-C16 and JPMBB 2013-C15 transactions.

(4)	One portion of the Cedarbrook Plaza Property (Cedarbrook Plaza) was included in the WBCMT 2006-C25 transaction, and another portion (East Cedarbrook) was included in the WFRBS 2011-C4 transaction.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

10

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11

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Retail	24	$329,888,069	43.9%	1.89x	60.4%	9.6%
Regional Mall	1	75,000,000	10.0	2.79x	42.9%	12.0%
Unanchored	5	65,456,900	8.7	1.37x	64.5%	7.5%
Power Center/Big Box	1	58,500,000	7.8	1.98x	65.4%	10.1%
Anchored	6	57,995,000	7.7	1.74x	67.9%	10.5%
Single Tenant Retail	10	55,686,169	7.4	1.51x	61.8%	7.5%
Shadow Anchored	1	17,250,000	2.3	1.44x	73.6%	9.7%
Multifamily	79	$178,171,549	23.7%	2.85x	41.8%	12.0%
Mid-Rise	50	88,719,511	11.8	3.36x	31.6%	12.8%
Garden	8	39,750,210	5.3	1.72x	64.2%	10.1%
Mid-Rise with Retail	16	29,532,726	3.9	3.39x	31.1%	13.0%
Student Housing	1	13,950,000	1.9	1.32x	73.2%	8.6%
High-Rise	2	5,584,199	0.7	3.72x	24.9%	15.5%
Garden with Retail	2	634,903	0.1	3.72x	24.9%	15.5%
Hospitality	5	$97,446,809	13.0%	1.79x	67.0%	12.8%
Limited Service	2	46,513,479	6.2	1.69x	68.4%	12.2%
Extended Stay	2	27,933,330	3.7	1.87x	65.0%	13.3%
Select Service	1	23,000,000	3.1	1.90x	66.7%	13.5%
Office – General Suburban	1	$74,500,000	9.9%	1.90x	69.6%	9.7%
Mixed Use – Office/Retail	1	$29,815,047	4.0%	1.60x	66.0%	11.4%
Industrial	3	$26,396,756	3.5%	1.91x	62.2%	12.4%
Warehouse/Distribution	2	19,796,756	2.6	2.02x	61.2%	13.0%
Flex	1	6,600,000	0.9	1.60x	65.3%	10.6%
Self Storage	2	$14,425,000	1.9%	1.96x	56.7%	10.8%
Total / Weighted Average	115	$750,643,230	100.0%	2.10x	58.0%	10.8%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

12

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
California	78	$194,425,000	25.9%	$1,143,620,000	48.3%	$50,876,464	40.0%
Colorado	4	164,200,000	21.9	561,300,000	23.7	32,305,725	25.4
New York	7	97,255,900	13.0	155,900,000	6.6	6,745,933	5.3
Pennsylvania	3	83,446,809	11.1	185,750,000	7.8	14,364,849	11.3
North Carolina	3	49,161,597	6.5	73,275,000	3.1	5,487,003	4.3
Texas	6	28,000,000	3.7	42,250,000	1.8	2,680,659	2.1
Virginia	1	17,250,000	2.3	23,450,000	1.0	1,679,165	1.3
New Jersey	1	16,500,000	2.2	26,500,000	1.1	2,305,290	1.8
Indiana	1	15,250,000	2.0	22,100,000	0.9	1,420,280	1.1
South Carolina	1	13,950,000	1.9	19,050,000	0.8	1,199,968	0.9
Ohio	2	12,487,169	1.7	17,912,000	0.8	1,244,051	1.0
Georgia	1	11,570,000	1.5	17,400,000	0.7	1,207,281	0.9
Arizona	1	10,110,000	1.3	15,300,000	0.6	1,041,230	0.8
Alaska	1	9,686,756	1.3	17,300,000	0.7	1,527,855	1.2
Delaware	1	6,600,000	0.9	10,100,000	0.4	697,162	0.5
Tennessee	1	6,110,000	0.8	8,200,000	0.3	643,996	0.5
Kentucky	1	6,000,000	0.8	9,300,000	0.4	704,489	0.6
Nevada	1	4,800,000	0.6	12,300,000	0.5	741,974	0.6
Illinois	1	3,840,000	0.5	5,300,000	0.2	326,014	0.3
Total	115	$750,643,230	100.0%	$2,366,307,000	100.0%	$127,199,389	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

13

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances

Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
3,187,169 - 5,000,000	5	$20,842,169	2.8%
5,000,001 - 10,000,000	9	68,603,456	9.1
10,000,001 - 15,000,000	6	74,023,800	9.9
15,000,001 - 20,000,000	7	116,411,949	15.5
20,000,001 - 30,000,000	4	99,761,856	13.3
30,000,001 - 40,000,000	1	33,000,000	4.4
40,000,001 - 60,000,000	2	113,500,000	15.1
60,000,001 - 75,000,000	3	224,500,000	29.9
Total	37	$750,643,230	100.0%

Distribution of Underwritten NCF DSCRs(1)

Range of UW NCF DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.18 - 1.30	3	$22,895,500	3.1%
1.31 - 1.40	4	64,548,500	8.6
1.41 - 1.50	7	96,801,900	12.9
1.51 - 1.60	6	77,066,597	10.3
1.61 - 1.70	2	57,946,809	7.7
1.71 - 1.80	2	7,402,169	1.0
1.81 - 1.90	3	103,500,000	13.8
1.91 - 2.00	2	64,500,000	8.6
2.01 - 3.00	6	176,181,756	23.5
3.01 - 3.72	2	79,800,000	10.6
Total	37	$750,643,230	100.0%
(1) See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	17	$469,238,069	62.5%
Interest Only, Then Amortizing(2)	14	175,215,000	23.3
Amortizing (30 Years)	6	106,190,161	14.1
Total	37	$750,643,230	100.0%
(1) All of the mortgage loans will have balloon payments at maturity date. (2) Original partial interest only periods range from 12 to 60 months.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	15	$432,517,756	57.6%
Soft	2	130,000,000	17.3
Springing	14	125,528,925	16.7
None	6	62,596,549	8.3
Total	37	$750,643,230	100.0%
Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
24.9 - 30.0	1	$75,000,000	10.0%
30.1 - 40.0	2	59,800,000	8.0
40.1 - 50.0	1	75,000,000	10.0
50.1 - 60.0	6	52,029,925	6.9
60.1 - 65.0	6	81,133,000	10.8
65.1 - 70.0	12	316,315,306	42.1
70.1 - 74.5	9	91,365,000	12.2
Total	37	$750,643,230	100.0%
(1) See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date LTV Ratios(1)
Range of Maturity Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
24.9 - 30.0	1	$75,000,000	10.0%
30.1 - 50.0	4	144,486,756	19.2
50.1 - 55.0	6	93,850,047	12.5
55.1 - 60.0	8	84,811,527	11.3
60.1 - 65.0	12	173,973,000	23.2
65.1 - 69.6	6	178,521,900	23.8
Total	37	$750,643,230	100.0%
(1) See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	26	$516,724,253	68.8%
Acquisition	9	148,808,978	19.8
Recapitalization	2	85,110,000	11.3
Total	37	$750,643,230	100.0%

Distribution of Mortgage Interest Rates
Range of Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
3.146 - 3.250	1	$55,000,000	7.3%
3.251 - 4.250	2	150,000,000	20.0
4.251 - 4.500	3	26,056,756	3.5
4.501 - 4.750	9	150,990,047	20.1
4.751 - 5.000	16	269,109,618	35.9
5.001 - 5.250	3	65,900,000	8.8
5.251 - 5.461	3	33,586,809	4.5
Total	37	$750,643,230	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

14

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
6.1 - 7.0	3	$42,854,000	5.7%
7.1 - 8.0	4	54,401,900	7.2
8.1 - 9.0	3	20,977,169	2.8
9.1 - 10.0	7	198,700,000	26.5
10.1 - 11.0	9	131,746,549	17.6
11.1 - 12.0	4	115,030,047	15.3
12.1 - 13.0	2	57,946,809	7.7
13.1 - 14.0	2	39,500,000	5.3
14.1 - 15.8	3	89,486,756	11.9
Total	37	$750,643,230	100.0%
(1) See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
5.8 - 7.0	3	$42,854,000	5.7%
7.1 - 8.0	4	54,401,900	7.2
8.1 - 9.0	6	63,027,169	8.4
9.1 - 10.0	11	288,655,047	38.5
10.1 - 11.0	5	66,771,549	8.9
11.1 - 12.0	3	105,946,809	14.1
12.1 - 13.0	2	39,500,000	5.3
13.1 - 15.4	3	89,486,756	11.9
Total	37	$750,643,230	100.0%
(1) See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
12	1	$23,000,000	3.1%
24	2	$25,840,000	3.4%
36	6	$51,575,000	6.9%
60	5	$74,800,000	10.0%

Distribution of Original Terms to Maturity
Original Term to Maturity (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	3	$136,000,000	18.1%
120	34	614,643,230	81.9
Total	37	$750,643,230	100.0%

Distribution of Remaining Terms to Maturity
Range of Remaining Terms to Maturity (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
57 - 100	3	$136,000,000	18.1%
101 - 120	34	614,643,230	81.9
Total	37	$750,643,230	100.0%

Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	17	$469,238,069	62.5%
360	20	281,405,161	37.5
Total	37	$750,643,230	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	17	$469,238,069	62.5%
355 - 360	20	281,405,161	37.5
Total	37	$750,643,230	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	35	$665,956,475	88.7%
Yield Maintenance	2	84,686,756	11.3
Total	37	$750,643,230	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Real Estate Tax	31	$633,260,361	84.4%
Replacement Reserves(1)	24	$547,690,161	73.0%
TI/LC(2)	13	$263,646,803	57.2%
Insurance	9	$94,461,756	12.6%
(1) Includes mortgage loans with FF&E reserves. (2) Percentage of Initial Pool Balance secured by retail, office, mixed use and industrial properties only.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

15

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)

Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
Veritas Multifamily Pool 1	Multifamily	$75,000,000	9.99%	57	3.72x	15.5%	24.9%
Veritas Multifamily Pool 2	Multifamily	$55,000,000	7.3%	57	2.92x	9.4%	39.9%
Comerica Bank and KFC Portfolio	Retail	$6,000,000	0.8%	60	1.99x	10.3%	55.0%

(1)	The table above presents the mortgage loans whose balloon payments would be applied to pay down the principal balance of the Class A-2 certificates assuming a 0% CPR and applying the modeling assumptions described under “Yield and Maturity Considerations” in the Preliminary Prospectus, including the assumptions that (i) none of the mortgage loans in the pool experience prepayments, defaults or losses; (ii) there are no extensions of maturity dates of any mortgage loans in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date. Each class of certificates, including the Class A-2 certificates, evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account subordinate debt (whether or not secured by the mortgaged property), if any, that is allowed under the terms of any mortgage loan. See Annex A-1 to the Preliminary Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

16

STRUCTURAL OVERVIEW

Distributions	On each Distribution Date, funds available for distribution from the mortgage loans, net of specified trust expenses, yield maintenance charges and prepayment premiums, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.	Class A-1, A-2, A-3, A-4, A-AB, X-A and X-B certificates: to interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates, up to, and pro rata in accordance with, their respective interest entitlements.

2.	Class A-1, A-2, A-3, A-4 and A-AB certificates: to the extent of funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-AB certificates until their certificate balance is reduced to the Class A-AB scheduled principal balance set forth in Annex E to the Preliminary Prospectus for the relevant Distribution Date, then (ii) to principal on the Class A-1 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above, and then (vi) to principal on the Class A-AB certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-4 in clause (v) above. If the certificate balances of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those certificates, funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, based on their respective certificate balances (and the schedule for the Class A-AB principal distributions will be disregarded).

3.	Class A-1, A-2, A-3, A-4 and A-AB certificates: to reimburse the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by those classes, together with interest at their respective pass-through rates.

4.	Class A-S and Class PEZ certificates: (i) first, to interest on the Class A-S and Class PEZ certificates in the amount of the interest entitlement with respect to the Class A-S trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates), to principal on the Class A-S and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class A-S trust component, until the outstanding certificate balance of the Class A-S trust component is reduced to zero; and (iii) next, to reimburse the Class A-S and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class A-S trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component.

5.	Class B and Class PEZ certificates: (i) first, to interest on the Class B and Class PEZ certificates in the amount of the interest entitlement with respect to the Class B trust component, pro rata in proportion to their respective percentage interests in the Class B trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component), to principal on the Class B and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class B trust component, until the outstanding certificate balance of the Class B trust component is reduced to zero; and (iii) next, to reimburse the Class B and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class B trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class B trust component.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

17

STRUCTURAL OVERVIEW (continued)

Distributions (continued)	6.
Class C and Class PEZ certificates: (i) first, to interest on the Class C and Class PEZ certificates in the amount of the interest entitlement with respect to the Class C trust component, pro rata in proportion to their respective percentage interests in the Class C trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S and Class B trust components), to principal on the Class C and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class C trust component, until the outstanding certificate balance of the Class C trust component is reduced to zero; and (iii) next, to reimburse the Class C and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class C trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class C trust component.

7.	Class D and Class X-D certificates: (i) first, to interest on the Class D and Class X-D certificates, in the amount of, and pro rata in accordance with, their respective interest entitlements; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S, Class B and Class C trust components), to principal on the Class D certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class D certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

8.	Class E certificates: (i) first, to interest on the Class E certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the Class A-S, Class B and Class C trust components), to principal on the Class E certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class E certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

9.	After Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class PEZ, Class C, Class D, Class X-D and Class E certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any unreimbursed losses to the Class F and Class G certificates, sequentially, in that order in a manner analogous to the Class E certificates, until the certificate balance of each such class is reduced to zero.

Realized Losses	The certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class D, Class E, Class F and Class G certificates and the Class A-S, Class B and Class C trust components (and thus, the Exchangeable Certificates) will each be reduced without distribution on any Distribution Date as a write off to the extent of any loss realized on the mortgage loans allocated to such class of certificates or trust component on such Distribution Date. On each Distribution Date, any such write offs will be applied to such classes of certificates and trust components in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class G certificates; second, to the Class F certificates; third, to the Class E certificates; fourth, to the Class D certificates; fifth, to the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component); sixth, to the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component); seventh, to the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component); and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, based on their then current respective certificate balances. The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the certificate balance of the Class B trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-D certificates will be reduced to reflect reductions in the certificate balance of the Class D certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

18

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums and Yield Maintenance Charges

On each Distribution Date, each yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class X-A certificates and the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and (y) the group (the “YM Group B” and together with the YM Group A, the “YM Groups”), of the Class X-B certificates, the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component) and the Class D certificates, pro rata, based upon the aggregate amount of principal distributed to the classes of certificates (other than the Class X Certificates and Exchangeable Certificates) and trust components (and therefore the applicable classes of Exchangeable Certificates) in each YM group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of certificates and trust components in such YM Group in the following manner: (A) each class of certificates (other than the Class X and Exchangeable Certificates) and trust component (and therefore the applicable classes of Exchangeable Certificates) in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates or trust component on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (other than the Class X and Exchangeable Certificates) and trust components (and therefore the applicable classes of Exchangeable Certificates) in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates or trust component, and (z) the aggregate amount of such yield maintenance charge allocated to such YM Group and (B) the amount of such yield maintenance charge allocated to such YM Group and remaining after such distributions will be distributed to the Class X Certificates in such YM Group. If there is more than one class of certificates (other than the Class X and Exchangeable Certificates) and/or trust component (and thus the applicable classes of Exchangeable Certificates) in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes of certificates and/or trust components, the aggregate amount of such yield maintenance charges will be allocated among all such classes of certificates (other than the Class X and Exchangeable Certificates) and/or trust components (and, therefore, the applicable classes of Exchangeable Certificates) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates or any trust component is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates or trust component exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one. If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero; provided, however, if such discount rate is greater than or equal to the mortgage loan rate, but less than the pass-through rate, the Base Interest Fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-D, Class E, Class F, Class G or Class R certificates. Instead, after the notional amounts of the Class X-A and Class X-B certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and all the trust components have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to holders of the Class X-B certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Preliminary Prospectus. See also “Certain Legal Aspects of Mortgage Loans” in the Preliminary Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date. See also “Description of the Certificates—Allocation of Yield Maintenance Charges and Prepayment Premiums” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Non-Serviced Loan	The Veritas Multifamily Pool 1 mortgage loan is referred to in this Term Sheet as a “non-serviced loan”. The non-serviced loan and related companion loans are being, or are expected to be, serviced and administered in accordance with, and all decisions, consents, waivers, approvals and other actions on the part of the holder of the non-serviced loan and the related companion loans will be, or are expected to be, effected in accordance with, the Controlling PSA set forth under the “Companion Loan Summary” table above and the related co-lender agreement. Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the non-serviced loan, but instead such servicing and administration of the non-serviced loan will be governed by the related Controlling PSA. The Controlling PSA provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization. The non-serviced loan is discussed further under “—Whole Loans” below.

Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan in the issuing entity and, with respect to each mortgage loan (other than the non-serviced loan) and serviced whole loan, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan (or, if applicable, serviced whole loan) and, in the case of P&I advances, subject to reduction in connection with any appraisal reduction amounts that may occur. Notwithstanding the foregoing, servicing advances for the non-serviced loan will be made by the parties of, and pursuant to, the applicable Controlling PSA (as discussed under “—Whole Loans” below).

Appraisal Reduction Amounts

An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a mortgage loan or whole loan serviced under the pooling and servicing agreement for this transaction) as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In general, any appraisal reduction amount calculated with respect to a whole loan will be allocated, first, to any related subordinate companion loan, up to its outstanding certificate balance, and then, to the related mortgage loan and pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding certificate balances. In the case of the non-serviced loan, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related Controlling PSA (as discussed under “—Whole Loans” below). As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of certificates (exclusive of the Exchangeable Certificates and Class R certificates) and/or trust components then outstanding (i.e., first to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then, pro rata based on interest entitlements, to the Class D and Class X-D certificates, then to the Class C trust component (and correspondingly, to the Class C certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component), then to the Class B trust component (and correspondingly, to the Class B certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), then to the Class A-S trust component (and correspondingly, to the Class A-S certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates). In general, a mortgage loan (or whole loan, if applicable) serviced under the pooling and servicing agreement for this transaction will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan (or whole loan, if applicable) to be a required appraisal loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction amount with respect to a mortgage loan (or whole loan, if applicable) serviced under the pooling and servicing agreement for this transaction that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Preliminary Prospectus.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) ordered under the pooling and servicing agreement for this transaction with respect to a mortgaged property are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option,” instead defaulted loans will be sold in a process similar to the sale process for REO property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property or the issuing entity’s interest therein acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate balances of all certificates (exclusive of the Class X Certificates) senior to the Class E certificates, and the notional amounts of the Class X-A, Class X-B and Class X-D certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange.

Directing Holder / Controlling Class Representative

The “Directing Holder” will be (a) with respect to any mortgage loan (other than the Veritas Multifamily Pool 2 mortgage loan and any non-serviced mortgage loan) or serviced whole loan (other than the Veritas Multifamily Pool 2 whole loan), the Controlling Class Representative, and (b) with respect to the Veritas Multifamily Pool 2 whole loan, (i) if the outstanding principal balance of the serviced subordinate companion loan as notionally reduced by any appraisal reduction amounts or realized losses allocated to such subordinate companion loan is less than 25% of the initial principal balance of such subordinate companion loan less any principal payment allocated to and received by the holder of such subordinate companion loan, the Controlling Class Representative and (ii) at all other times, the holder of the serviced subordinate companion loan.

The “Controlling Class Representative” will be the controlling class certificateholder (or its representative) selected by a majority of the voting rights of the controlling class (by certificate principal balance). The controlling class is the most subordinate class of the Class E, Class F and Class G certificates that has an outstanding certificate balance as notionally reduced by any appraisal reduction amounts allocated to such class, that is equal to or greater than 25% of the initial certificate balance of that class of certificates. At any time when Class E is the controlling class, the majority controlling class certificateholder may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement. See “The Pooling and Servicing Agreement—The Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

Torchlight Investors, LLC, or one of its managed funds, is expected to purchase the Class E, Class F and Class G certificates and, on the Closing Date, is expected to appoint Torchlight Investors, LLC, or one of its managed funds, to be the initial Controlling Class Representative.

The initial controlling holder for the Veritas Multifamily Pool 2 whole loan is Forethought Life Insurance Company, which is the holder of the related subordinate companion loan.

Control/Consultation Rights

The Directing Holder will have consultation and approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) for so long as no Control Termination Event exists.

A “Control Termination Event” will occur (a) with respect to any mortgage loan other than the Veritas Multifamily Pool 2 mortgage loan or serviced whole loan (other than the Veritas Multifamily Pool 2 Whole Loan), when no class of the Class E, Class F and Class G certificates has an outstanding certificate balance, as notionally reduced by any appraisal reduction amounts allocated to such class, that is equal to or greater than 25% of the initial certificate balance of that class of certificates, and (b) with respect to the Veritas Multifamily Pool 2 whole loan, when both the event described in clause (a) above occurs and the outstanding principal balance of the subordinate companion loan, as notionally reduced by any appraisal reduction amounts or realized losses allocated to such subordinate companion loan, is less than 25% of the initial principal balance of such subordinate companion loan less any principal payment allocated and received by the holder of such subordinate companion loan (a “Control Termination Event”).

So long as a Control Termination Event does not exist, the Directing Holder will be entitled to direct the applicable special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a mortgage loan (other than the non-serviced loan) or serviced whole loan and will also have the right to notice and to consent to certain material actions that would constitute major decisions that the master servicer or the applicable special servicer plan on taking with respect to a mortgage loan (other than the non-serviced loan) or serviced whole loan subject to the servicing standard and other restrictions as described in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Control/Consultation Rights (continued)
Following the occurrence and during the continuation of a Control Termination Event until a Consultation Termination Event has occurred and is continuing, all of the rights of the Directing Holder will terminate other than a right to consult with respect to the major decisions as to which it previously had approval rights. After the occurrence and during the continuation of a Control Termination Event, the operating advisor will be entitled to consult with the applicable special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and, in the case of the serviced companion loans, the related companion loan holder(s), as a collective whole, as if those certificateholders and, if applicable, such companion loan holder(s) constituted a single lender.

A “Consultation Termination Event” will occur (a) with respect to any mortgage loan other than the Veritas Multifamily Pool 2 mortgage loan or serviced whole loan (other than the Veritas Multifamily Pool 2 Whole Loan), when no class of the Class E, Class F and Class G certificates has an outstanding certificate balance, without regard to the application of any appraisal reductions amounts, that is equal to or greater than 25% of the initial certificate balance of that class of certificates, and (b) with respect to the Veritas Multifamily Pool 2 whole loan, when both the event described in clause (a) above occurs and the outstanding principal balance of the subordinate companion loan, as notionally reduced by any appraisal reduction amounts or realized losses allocated to such subordinate companion loan, is less than 25% of the initial principal balance of such subordinate companion loan less any principal payments allocated to and received by the holder of such subordinate companion loan.

Notwithstanding the foregoing, with respect to the non-serviced whole loan, so long as a Consultation Termination Event does not exist, the issuing entity will have consultation, rights, with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding the non-serviced whole loan and the Controlling Class Representative will be entitled to exercise such consultation rights pursuant to the terms of the related intercreditor agreement, and as described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

Whole Loans	The Veritas Multifamily Pool 1 mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $75,000,000, represents approximately 9.99% of the Initial Pool Balance, and has (i) one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $100,000,000, which was contributed to the GSMS 2016-RENT securitization trust, (ii) one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $55,250,000, which is not included in the issuing entity, is currently held by GS Commercial Real Estate LP, and is expected to be contributed to one or more future securitization trusts and (iii) one subordinate companion loan with an outstanding principal balance as of the Cut-off Date of $249,750,000, which was contributed to the GSMS 2016-RENT securitization trust. Each pari passu companion loan described above in this paragraph is referred to in this Term Sheet as a “pari passu companion loan”, a “companion loan” and a “non-serviced companion loan” and the subordinate companion loan described above in this paragraph is referred to in this Term Sheet as a “subordinate companion loan”, a “companion loan” and a “non-serviced companion loan”. The Veritas Multifamily Pool 1 mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other and the related subordinate companion loan is generally subordinate in right of payment to the Veritas Multifamily Pool 1 mortgage loan and the related pari passu companion loans to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus and are collectively referred to in this Term Sheet as the “Veritas Multifamily Pool 1 whole loan”, a “whole loan” and a “non-serviced whole loan”. The Veritas Multifamily Pool 1 whole loan is serviced by the GSMS 2016-RENT master servicer and, if and to the extent necessary, the GSMS 2016-RENT special servicer, under the GSMS 2016-RENT trust and servicing agreement (referred to as the “GSMS 2016-RENT TSA” in this Term Sheet).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Whole Loans (continued)

The Twenty Ninth Street mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $75,000,000, represents approximately 9.99% of the Initial Pool Balance, and has two related pari passu companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $75,000,000. One such companion loan, with an outstanding principal balance as of the Cut-off Date of $40,000,000, was contributed to the MSCI 2016-UBS9 securitization trust, and the other such companion loan, with an outstanding principal balance as of the Cut-off Date of $35,000,000, is currently held by UBS Real Estate Securities Inc., a co-originator, and is expected to be contributed to a future securitization trust. Each pari passu companion loan described above in this paragraph is referred to in this Term Sheet as a “pari passu companion loan”, a “companion loan” and a “serviced companion loan”. The Twenty Ninth Street mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus and are collectively referred to in this Term Sheet as the “Twenty Ninth Street whole loan”, a “whole loan” and a “serviced whole loan”.

The Panorama Corporate Center mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $74,500,000, represents approximately 9.9% of the Initial Pool Balance, and has one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $58,500,000, which is currently held by Goldman Sachs Mortgage Company, the sponsor and an originator, and is expected to be contributed to one or more future securitization trusts. The pari passu companion loan described above in this paragraph is referred to in this Term Sheet as a “pari passu companion loan”, a “serviced companion loan” and a “companion loan”. The Panorama Corporate Center mortgage loan and the related pari passu companion loan are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus and are collectively referred to in this Term Sheet as the “Panorama Corporate Center whole loan”, a “serviced whole loan” and a “whole loan”.

The Veritas Multifamily Pool 2 mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $55,000,000, represents approximately 7.3% of the Initial Pool Balance, and has (i) one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $21,000,000, which is not included in the issuing entity, is currently held by GS Commercial Real Estate LP, and is expected to be contributed to one or more future securitization trusts and (iii) one subordinate companion loan with an outstanding principal balance as of the Cut-off Date of $20,000,000, which is currently held by Forethought Life Insurance Company. Each pari passu companion loan described above in this paragraph is referred to in this Term Sheet as a “pari passu companion loan”, a “companion loan” and a “serviced companion loan” and the subordinate companion loan described above in this paragraph is referred to in this Term Sheet as a “subordinate companion loan”, a “companion loan” and a “serviced companion loan”. The Veritas Multifamily Pool 2 mortgage loan and the related pari passu companion loan are pari passu in right of payment to each other, and the related subordinate companion loan is generally subordinate in right of payment to the Veritas Multifamily Pool 2 mortgage loan and the related pari passu companion loan to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus and are collectively referred to in this Term Sheet as the “Veritas Multifamily Pool 2 whole loan”, a “whole loan” and a “serviced whole loan”.

The Residence Inn and SpringHill Suites North Shore mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $24,946,809, represents approximately 3.3% of the Initial Pool Balance, and has one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $43,906,384, which is currently held by Goldman Sachs Mortgage Company, the sponsor and an originator, and is expected to be contributed to one or more future securitization trusts. The pari passu companion loan described above in this paragraph is referred to in this Term Sheet as a “pari passu companion loan”, a “serviced companion loan” and a “companion loan”. The Residence Inn and SpringHill Suites North Shore mortgage loan and the related pari passu companion loan are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus and are collectively referred to in this Term Sheet as the “Residence Inn and SpringHill Suites North Shore whole loan”, a “serviced whole loan” and a “whole loan”.

For more information regarding the whole loans, see “Summary of Terms—Whole Loans” and “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Servicing Standard	Each of the mortgage loans (other than the non-serviced loan) and serviced whole loans will be serviced by the master servicer and the applicable special servicer pursuant to the terms of the pooling and servicing agreement. In all circumstances, each of the master servicer and the applicable special servicer is obligated to act in the best interests of the certificateholders (and, in the case of a serviced whole loan, the holder(s) of the related serviced companion loan(s)) as a collective whole as if such certificateholders (and, if applicable, such companion loan holder), constituted a single lender. The applicable special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

(a)	for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the applicable special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and

(b)	for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

Termination of Special Servicer
Prior to the occurrence and continuance of a Control Termination Event, the Directing Holder may replace the applicable special servicer with respect to all the mortgage loans (other than the non-serviced loan) and the serviced whole loans, with or without cause, at any time. After the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class R certificates) (considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose) may request a vote to replace the applicable special servicer (other than with respect to the non-serviced whole loan). The subsequent vote may result in the termination and replacement of such special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of a Certificateholder Quorum, or (b) more than 50% of the voting rights of each class of certificates (other than the Class R and Class X certificates) (but only such classes of certificates that, in each case, have an outstanding certificate balance, as notionally reduced by any appraisal reduction amount allocated to such class, equal to or greater than 25% of the initial certificate balance of such class, minus all payments of principal made on such class of certificates) (and considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose) vote affirmatively to so replace such special servicer. A “Certificateholder Quorum” means, in connection with any solicitation of votes in connection with the replacement of a special servicer described above or the asset representations reviewer described below, the holders of certificates evidencing at least 75% of the aggregate voting rights of the certificates (other than the Class R certificates) (considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose, and taking into account the application of realized losses and, other than with respect to the termination of the asset representations reviewer, the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) on an aggregate basis.

At any time after the occurrence and during the continuance of a Consultation Termination Event, if the operating advisor determines that a special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of such special servicer resulting in a solicitation of a certificateholder vote. The subsequent vote may result in the termination and replacement of such special servicer if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of certificates (other than the Class R and Class X certificates) (but only such classes of certificates that have, in each such case, an outstanding certificate balance, as notionally reduced by any appraisal reduction amounts allocated to such class, equal to or greater than 25% of the initial certificate balance of such class of certificates, minus all payments of principal made on such class of certificates) (and considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose) vote affirmatively to so replace such special servicer.

If a special servicer becomes a “borrower party” (as described in the Preliminary Prospectus) with respect to a mortgage loan, such special servicer will not be permitted to act as special servicer with respect to that mortgage loan. Subject to certain limitations described in the Preliminary Prospectus, the Directing Holder (so long as it is not itself a borrower party and so long as no Control Termination Event has occurred and is continuing) will be entitled to appoint a replacement special servicer for that mortgage loan. If the Directing Holder is precluded from appointing a replacement special servicer, a replacement special servicer will be appointed in the manner specified in the pooling and servicing agreement for this transaction.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Servicing Compensation

Modification Fees: With respect to those mortgage loans and the whole loan serviced under the pooling and servicing agreement (each, a “serviced loan”) certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced loan but not yet reimbursed to the trust or servicers) or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding, in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future. Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicers. Within any prior 12 month period, all excess modification fees earned by the master servicer or by a special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced loan will be subject to a cap equal to the greater of (i) 1% of the outstanding certificate balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by a special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced loan or related REO property; provided, that if the serviced loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by a special servicer prior to such serviced loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan (or modified whole loan, if applicable).

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related serviced loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or a special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related serviced loan, and any excess received with respect to a serviced loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and a special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a liquidation fee of $1,000,000, for each serviced loan that is a specially serviced loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any serviced loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced loan from the date such serviced loan becomes a corrected loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced loan from the date such serviced loan becomes a corrected loan through and including the then related maturity date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced loan within 90 days of the maturity default.

Operating Advisor	Prior to the occurrence and continuance of a Control Termination Event, the operating advisor will review certain information on the certificate administrator’s website, and will have access to any final asset status report but will not have any consultation rights. After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the applicable special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and, in the case of a serviced whole loan, the related companion loan holder(s), as a collective whole, as if those certificateholders and, if applicable, such companion loan holder(s) constituted a single lender.

The operating advisor will be subject to termination without cause if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement. In addition, if none of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class PEZ or Class D certificates are outstanding, then at the option of the Directing Holder, all of the rights and obligations of the operating advisor under the pooling and servicing agreement (other than any rights or obligations that accrued prior to such termination, including the right to accrued and unpaid compensation and indemnification rights that arose out of events that occurred prior to such termination) will terminate without the payment of any termination fee, provided, however, that the operating advisor will continue to receive the operating advisor fee until the termination of the trust fund.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Asset Representations Reviewer
The asset representations reviewer will be required to review certain delinquent Mortgage Loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent Mortgage Loans. The specified delinquency threshold will occur when either (1) Mortgage Loans with an aggregate outstanding certificate balance of 25% or more of the aggregate outstanding certificate balance of all of the Mortgage Loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period are delinquent loans or (2) at least 15 Mortgage Loans are delinquent loans as of the end of the applicable collection period and the outstanding certificate balance of such delinquent loans in the aggregate constitutes at least 20% of the aggregate outstanding certificate balance of all of the Mortgage Loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period. The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of Certificateholders evidencing not less than 25% of the voting rights (taking into account realized losses, but without regard to the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice to all Certificateholders and the asset representations reviewer of such request by posting such notice on its internet website, and by mailing such notice to all Certificateholders and the asset representations reviewer. Upon the written direction of Certificateholders evidencing at least 75% of a Certificateholder Quorum, the Trustee will terminate all of the rights and obligations of the asset representations reviewer under the pooling and servicing agreement by written notice to the Asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

Dispute Resolution Provisions
The mortgage loan seller will be subject to the dispute resolution provisions set forth in the pooling and servicing agreement to the extent those provisions are triggered with respect to any Mortgage Loan and the mortgage loan seller will be obligated under the mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result. Generally, in the event that a repurchase request as described in the Preliminary Prospectus is not “Resolved” within 180 days after the related mortgage loan seller receives such repurchase request, then the enforcing servicer will be required to send a notice to the initial requesting certificateholder (if any) indicating the enforcing servicer’s intended course of action with respect to the repurchase request. If (a) the enforcing servicer’s intended course of action with respect to the repurchase request does not involve pursuing further action to exercise rights against the mortgage loan seller with respect to the repurchase request and the initial requesting certificateholder, if any, or any other Certificateholder or Certificate Owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the repurchase request but the initial requesting certificateholder, if any, or any other certificateholder or certificate owner does not agree with the dispute resolution method selected by the enforcing servicer, then the initial requesting certificateholder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration. “Resolved” means, with respect to a repurchase request, (i) that the related material defect has been cured, (ii) the related Mortgage Loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related Mortgage Loan in accordance with the related mortgage loan purchase agreement, (iv) the mortgage loan seller made the loss of value payment, (v) a contractually binding agreement is entered into between the enforcing servicer, on behalf of the issuing entity, and the mortgage loan seller that settles the related mortgage loan seller’s obligations under the mortgage loan purchase agreement, or (vi) the related Mortgage Loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the pooling and servicing agreement. See “Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:

—all special notices delivered.

—summaries of final asset status reports.

—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.

—an “Investor Q&A Forum” and a voluntary investor registry.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

26

CERTAIN DEFINITIONS

■	“ADR”: Means, for any hospitality property, average daily rate.

■	“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than 4 months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state an “as complete,” “as stabilized,” “as repaired,” “hypothetical,” “prospective as-is”, “value upon completion”, “as renovated” or similar value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. With respect to the Veritas Multifamily Pool 1 mortgage loan, the Appraised Value represents the aggregate “as-is” appraised value of $865,880,000 plus a 6.6% portfolio premium. With respect to the Veritas Multifamily Pool 2 mortgage loan, the Appraised Value represents the aggregate “as-is” appraised value of $178,440,000 plus a 6.7% portfolio premium. For purposes of calculating the Maturity Date LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date LTV Ratio.

■	“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■	“Hard Lockbox”: An account controlled by the lender into which the borrower is required to direct the tenants to pay rents directly. Hospitality properties, multifamily properties and manufactured housing community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.

■	“MSA”: Metropolitan statistical area.

■	“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-Reduced Certificates”: Each class of certificates (other than Class R or Class X certificates) (considering each of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose) that has an outstanding certificate balance as may be notionally reduced by any appraisal reduction amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■	“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■	“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or pads in the property that is owned by the related borrower. In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date; assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed; assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material and/or assumptions regarding the re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

27

CERTAIN DEFINITIONS (continued)

■	“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by the rating agencies engaged by the depositor that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates (or, with respect to a matter that affects a serviced whole loan, any companion loan securities). However, such confirmation will be deemed received or not required in certain circumstances as further described in the Preliminary Prospectus. See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Preliminary Prospectus.

■	“RevPAR”: With respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■	“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality properties, multifamily properties and manufactured housing community properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■	“Soft Springing Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default or one or more specified trigger events under the loan documents, at which time the lockbox account converts to a Hard Lockbox.

■	“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default or one or more specified trigger events under the loan documents.

■	“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), for the aggregate leased space, available rooms, units or pads at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material and / or the assumptions regarding re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: The Terrorism Risk Insurance Program Reauthorization Act of 2015.

■	“TTM”: Trailing twelve months.

■	“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■	“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.

■	“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

■	“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material, and in certain cases contractual rent increases generally within 12 months past the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental, manufactured housing community and self storage properties, the related originator generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases during the term of the related mortgage loan, Underwritten Revenues were based on the weighted average rent over the term of the mortgage loan. In certain cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

28

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29

VERITAS MULTIFAMILY POOL 1

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

30

VERITAS MULTIFAMILY POOL 1

MAP © 2016 CARTIFACT · DATA © OSM
CARTIFACT
FISHERMAN'S WHARF
BAY ST
Palace of Fine Arts
MARINA DISTRICT
NORTH BEACH
TELEGRAPH HILL
RUSSIAN HILL
COW HILL
NORTH FINANCIAL DISTRICT
CHINATOWN
NOB HILL
The Presidio
South Bay
LINCOLN BLVD
Presidio GC
FILLMORE ST
LAGUNA ST
UNION SQUARE
SOUTH FINANCIAL DISTRICT
PACIFIC HEIGHTS
JAPANTOWN
TENDERLOIN
SOUTH BEACH
Fort Miley
GEARY BLVD
INNER RICHMOND
CENTRAL RICHMOND
OUTER RICHMOND
BALBOA ST
University of San Francisco
WESTERN ADDITION
CIVIC CENTER
YERBA BUENA
AT&T Park
MARKET ST
FULTON ST
HAYES VALLEY
SOUTH OF MARKET
MULTIMEDIA GULCH
MISSION BAY
Golden Gate Park
LINCOLN WAY
OUTER SUNSET
CENTRAL SUNSET
INNER SUNSET
SHOWPLACE SQUARE
MISSION DISTRICT
San Francisco Bay
SAN FRANCISCO OAKLAND BAY BRG
SAN FRANCISCO
CASTRO ST
DOLORES ST
MISSION ST
HARRISON ST
DOGPATCH
3RD ST
POTRERO HILL
UPPER GREAT HWY
SUNSET BLVD
19TH AVE
NOE VALLEY
OUTER PARKSIDE
PARKSIDE
FOREST HILL
DIAMOND HEIGHTS
BERNAL HEIGHTS
CENTRAL WATERFRONT
San Francisco Zoo
India Basin
JOHN F FORAN FWY
Stonestown Galleria
SUNNYSIDE
PORTOLA
San Francisco State University
INGLESIDE TERRACE
MISSION TERRACE
FELTON ST
JAMES LICK FWY
HUNTERS POINT
Lake Merced
McLaren Park
EXCELSIOR
South Basin
INGLESIDE HEIGHTS
Glen Eagles Golf Course
CANDLESTICK POINT
OUTER MISSION
VISITACION VALLEY
101
80
280

Veritas Multifamily Pool 1

#	Property Name	Address	City/State	Zip Code
1	645 Stockton Street	645 Stockton Street	San Francisco, CA	94108
2	400 Duboce Avenue	400 Duboce Avenue	San Francisco, CA	94117
3	950 Franklin Street	950 Franklin Street	San Francisco, CA	94109
4	1340-1390 Taylor Street	1340-1390 Taylor Street	San Francisco, CA	94108
5	601 O'Farrell Street	601 O'Farrell Street	San Francisco, CA	94109
6	2677 Larkin Street	2677 Larkin Street	San Francisco, CA	94109
7	1801 Gough Street	1801 Gough Street	San Francisco, CA	94109
8	845 California Street	845 California Street	San Francisco, CA	94108
9	1290 20th Avenue	1290 20th Avenue	San Francisco, CA	94122
10	78 Buchanan Street	78 Buchanan Street	San Francisco, CA	94102
11	1870 Pacific Avenue	1870 Pacific Avenue	San Francisco, CA	94109
12	500 Stanyan Street	500 Stanyan Street	San Francisco, CA	94117
13	540 Leavenworth Street	540 Leavenworth Street	San Francisco, CA	94109
14	1401 Jones Street	1401 Jones Street	San Francisco, CA	94109
15	676 Geary Street	676 Geary Street	San Francisco, CA	94102
16	100 Broderick Street	100 Broderick Street	San Francisco, CA	94115
17	2075 Market Street	2075 Market Street	San Francisco, CA	94114
18	621 Stockton Street	621 Stockton Street	San Francisco, CA	94108
19	1660 Bay Street	1660 Bay Street	San Francisco, CA	94123
20	655 Stockton Street	655 Stockton Street	San Francisco, CA	94108
21	2238 Hyde Street	2238 Hyde Street	San Francisco, CA	94109
22	2600 Van Ness Avenue	2600 Van Ness Avenue	San Francisco, CA	94109
23	355 Fulton Street	355 Fulton Street	San Francisco, CA	94102
24	1520 Gough Street	1520 Gough Street	San Francisco, CA	94109
25	1126 Bush Street	1126 Bush Street	San Francisco, CA	94109
26	1547 Clay Street	1547 Clay Street	San Francisco, CA	94109
27	840 California Street	840 California Street	San Francisco, CA	94108
28	925 Geary Street	925 Geary Street	San Francisco, CA	94109
29	691 O'Farrell Street	691 O'Farrell Street	San Francisco, CA	94109
30	2363 Van Ness Avenue	2363 Van Ness Avenue	San Francisco, CA	94109
31	1840 Clay Street	1840 Clay Street	San Francisco, CA	94109
32	1020 Post Street	1020 Post Street	San Francisco, CA	94109
33	2975 Van Ness Avenue	2975 Van Ness Avenue	San Francisco, CA	94109
34	755 O'Farrell Street	755 O'Farrell Street	San Francisco, CA	94109
35	106 Sanchez Street	106 Sanchez Street	San Francisco, CA	94114
36	709 Geary Street	709 Geary Street	San Francisco, CA	94109
37	1440 Sutter Street	1440 Sutter Street	San Francisco, CA	94109
38	1690 North Point	1690 North Point	San Francisco, CA	94123
39	1753 Mason Street	1753 Mason Street	San Francisco, CA	94133
40	915 Pierce Street	915 Pierce Street	San Francisco, CA	94115
41	520 Buchanan Street	520 Buchanan Street	San Francisco, CA	94102
42	3210 Gough Street	3210 Gough Street	San Francisco, CA	94123
43	124 Mason Street	124 Mason Street	San Francisco, CA	94102
44	50 Joice Street	50 Joice Street	San Francisco, CA	94108
45	2038 Divisadero Street	2038 Divisadero Street	San Francisco, CA	94115
46	340 Church Street	340 Church Street	San Francisco, CA	94114
47	411 15th Avenue	411 15th Avenue	San Francisco, CA	94118
48	1855 10th Avenue	1855 10th Avenue	San Francisco, CA	94122
49	1260 Broadway Street	1260 Broadway Street	San Francisco, CA	94109
50	449 O'Farrell Street	449 O'Farrell Street	San Francisco, CA	94102
51	235 Church Street	235 Church Street	San Francisco, CA	94114
52	4540 California Street	4540 California Street	San Francisco, CA	94118
53	2500 Van Ness Avenue	2500 Van Ness Avenue	San Francisco, CA	94109
54	346 Leavenworth Street	346 Leavenworth Street	San Francisco, CA	94102
55	3264-3274 Mission Street	3264-3274 Mission Street	San Francisco, CA	94110
56	3715 California Street	3715 California Street	San Francisco, CA	94118
57	325 9th Avenue	325 9th Avenue	San Francisco, CA	94118
58	1656 Leavenworth Street	1656 Leavenworth Street	San Francisco, CA	94109
59	252-258 Church Street	252-258 Church Street	San Francisco, CA	94114
60	500-506 Bartlett Street	500-506 Bartlett Street	San Francisco, CA	94110
61	1500-1514 Geneva Avenue	1500-1514 Geneva Avenue	San Francisco, CA	94112

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

31

VERITAS MULTIFAMILY POOL 1

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	61	Loan Seller		GSMC
Location (City/State)	San Francisco, California	Cut-off Date Principal Balance(4)		$75,000,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit(3)		$133,400.93
Size (Units)	1,726	Percentage of Initial Pool Balance		9.99%
Total Occupancy as of 4/18/2016(1)	94.9%	Number of Related Mortgage Loans(5)	2
Owned Occupancy as of 4/18/2016(1)	94.9%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various	Mortgage Rate		4.07546875%
Appraised Value(2)	$923,275,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		60

Underwritten Revenues	$48,002,153
Underwritten Expenses	$12,241,493	Escrows
Underwritten Net Operating Income (NOI)	$35,760,660		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$35,374,970	Taxes	$1,695,187	$290,399
Cut-off Date LTV Ratio(2)(3)	24.9%	Insurance	$0	$0
Maturity Date LTV Ratio(2)(3)	24.9%	Replacement Reserves	$19,000,000	$43,150
DSCR Based on Underwritten NOI / NCF(3)	3.76x / 3.72x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(3)	15.5% / 15.4%	Other(6)	$658,722	$0

Sources and Uses

Sources	$	%	Uses	$	%
Senior Loan Amount	$230,250,000	34.0%	Loan Payoff	$523,218,409	77.3%
Subordinate Companion Loan Amount	249,750,000	36.9	Principal Equity Distribution	124,647,488	18.4
Mezzanine Loan Amount	196,500,000	29.0	Reserves	21,353,909	3.2
			Closing Costs	7,280,194	1.1

Total Sources	$676,500,000	100.0%	Total Uses	$676,500,000	100.0%

(1)	Total Occupancy and Owned Occupancy are calculated by dividing the number of units occupied by the total number of units at the Veritas Multifamily Pool 1 Properties. Total Occupancy and Owned Occupancy excluding admin and down units is 96.7%. Admin units are nonconforming units that are not available for leasing, and down units are units that the borrower sponsor has elected to take off-line to renovate.

(2)	The Appraised Value represents the aggregate “as-is” appraised value of the Veritas Multifamily Pool 1 Properties of $865,880,000 plus a 6.6% portfolio premium. The Cut-off Date LTV Ratio and the Maturity Date LTV Ratio for the Veritas Multifamily Pool 1 Loan calculated on the basis of the aggregate “as-is” appraised value without the portfolio premium are both 26.6%. See “—Appraisals” below.

(3)	Calculated based on the aggregate outstanding principal balance of the Veritas Multifamily Pool 1 Senior Loans. See “—The Mortgage Loan” below.

(4)	The Cut-off Date Principal Balance of $75,000,000 represents the non-controlling note A-2 of a $480,000,000 whole loan evidenced by three senior pari passu notes and one subordinate note B.

(5)	Yat-Pang Au is the guarantor of the non-recourse carveouts under the Veritas Multifamily Pool 1 Loan and the Veritas Multifamily Pool 2 Loan.

(6)	See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Veritas Multifamily Pool 1 Loan”) is part of a whole loan structure (the “Veritas Multifamily Pool 1 Whole Loan”) comprised of three non-controlling senior pari passu notes (note A-1, note A-2 and note A-3, collectively the “Veritas Multifamily Pool 1 Senior Loans”) with an aggregate outstanding principal balance of $230,250,000 (note A-1 and note A-3, the “Veritas Multifamily Pool 1 Pari Passu Companion Loans”) and one controlling subordinate note B with an outstanding principal balance of $249,750,000 (the “Veritas Multifamily Pool 1 Subordinate Companion Loan” and, together with the Veritas Multifamily Pool 1 Pari Passu Companion Loans, the “Veritas Multifamily Pool 1 Companion Loans”). The Veritas Multifamily Pool 1 Whole Loan has an aggregate outstanding principal balance of $480,000,000 as of the Cut-off Date and is secured by borrowers’ fee simple interests in 61 multifamily properties located in San Francisco, California (the “Veritas Multifamily Pool 1 Properties”). The Veritas Multifamily Pool 1 Loan (evidenced by note A-2) has an outstanding balance as of the Cut-off Date of $75,000,000 and represents approximately 9.99% of the Initial Pool Balance. Note A-1 and the Veritas Multifamily Pool 1 Subordinate Companion Loan were contributed to the GS Mortgage Securities Corporation Trust 2016-RENT (“GSMS 2016-RENT”) transaction, and note A-3 is expected to be contributed to one or more future securitization transactions. The Veritas Multifamily Pool 1 Whole Loan was originated by GS Commercial Real Estate LP on January 29, 2016 and each note of the Veritas Multifamily Pool 1 Whole Loan has an interest rate of 4.07546875% per annum. The borrowers utilized the proceeds of the Veritas Multifamily Pool 1 Whole Loan to refinance existing debt on the Veritas Multifamily Pool 1 Properties, fund reserves, pay origination costs and return equity to the borrower sponsor. All calculations relating to the Veritas Multifamily Pool 1 Loan are calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the Veritas Multifamily Pool 1 Senior Loans and exclude the Veritas Multifamily Pool 1 Subordinate Companion Loan unless otherwise specified.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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VERITAS MULTIFAMILY POOL 1

The Veritas Multifamily Pool 1 Loan had an initial term of 60 months and has a remaining term of 57 months as of the Cut-off Date. The Veritas Multifamily Pool 1 Loan requires interest only payments during its term. The scheduled maturity date of the Veritas Multifamily Pool 1 Loan is the due date in February 2021. The borrowers may prepay the Veritas Multifamily Pool 1 Loan, in whole or in part on or after the due date in August 2020, without payment of any prepayment premium or yield maintenance premium. Provided no event of default under the related loan documents has occurred and is continuing, at any time prior to the maturity date and on or after the first due date following the earlier to occur of (i) the second anniversary of the closing date of the securitization into which the last piece of the Veritas Multifamily Pool 1 Whole Loan is deposited and (ii) the third anniversary of the origination of the Veritas Multifamily Pool 1 Whole Loan, the Veritas Multifamily Pool 1 Loan may be defeased with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the related loan documents.

(1)	Cumulative Cut-off Date LTV Ratio is calculated by dividing the respective Cumulative Cut-off Date Balance by the aggregate “as-is” appraised value of the Veritas Multifamily Pool 1 Properties of $865,880,000 plus a 6.6% portfolio premium. The Cumulative Cut-off Date LTV Ratios for the Senior Loans, Veritas Multifamily Pool 1 Subordinate Companion Loan, Mezzanine Loan A, Mezzanine Loan B and Mezzanine Loan C, calculated on the basis of the aggregate “as-is” appraised value without the portfolio premium are 26.6%, 55.4%, 67.8%, 73.5% and 78.1%, respectively. See “—Appraisals” below.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

33

VERITAS MULTIFAMILY POOL 1

■	The Mortgaged Properties. The Veritas Multifamily Pool 1 Loan is secured by, among other things, first liens on the borrowers’ fee simple interests in 61 multifamily properties located in San Francisco, California consisting of 1,726 multifamily units. Each of the Veritas Multifamily Pool 1 Properties is subject to San Francisco’s rent control ordinance that limits annual rent increases to 60% of the Bay Area Consumer Price Index (“CPI”) that applies to all multifamily properties built prior to 1979. Each time an existing tenant vacates, the rent can be reset to market levels (with subsequent annual increases for that tenant limited to 60% of Bay Area CPI). As a result of rent control, in-place rents at the Veritas Multifamily Pool 1 Properties are approximately 34.4% below the borrowers’ estimate of current market rents in the aggregate, with approximately 88.2% of the multifamily units below the borrowers’ estimate of market rent levels as of April 18, 2016. Unless otherwise specified, market rents are as provided by the borrower sponsor. Cash flow growth at the Veritas Multifamily Pool 1 Properties reflects, in part, renovation of vacated units and re-leasing such units at higher rents. The Veritas Multifamily Pool 1 Properties achieved net cash flow growth of 8.3% in 2015 over the prior year and 2014 net cash flow was 19.2% greater than 2013.

For property level information on each of the Veritas Multifamily Pool 1 Properties, see “Certain Characteristics of the Mortgage Loans and Mortgaged Properties” on Annex A-1 to the Preliminary Prospectus.

Portfolio Summary by Neighborhood

Neighborhood	# of Properties	# of Residential Units(1)	# of Retail Units(1)	Occupancy(1)	Underwritten In-Place Rent(1)	% of Allocated Loan Amount	Aggregate Appraised Value	Underwritten In-Place Net Cash Flow
Nob Hill	8	293	0	91.1%	$7,628,404	18.5%	$157,630,000	$5,655,211
Downtown	9	367	16	98.1%	6,628,602	13.3	122,590,000	5,377,459
Russian Hill	7	159	0	88.1%	5,571,810	12.8	109,120,000	3,972,526
Pacific Heights	5	141	0	94.3%	4,279,782	9.5	81,240,000	3,474,540
Civic Center	4	164	3	97.0%	3,961,350	8.3	70,890,000	3,283,443
Marina	5	97	2	93.8%	2,743,219	6.7	58,060,000	2,206,940
Upper Market	2	97	0	100.0%	2,543,430	5.7	48,660,000	2,080,504
Hayes Valley	3	96	0	97.9%	2,598,797	5.3	45,600,000	2,014,798
Mission Dolores	3	44	9	100.0%	974,425	3.3	28,450,000	1,197,478
Central Sunset	1	38	1	92.1%	939,569	2.6	22,870,000	1,044,404
NOPA	1	36	0	97.2%	1,139,246	2.4	20,190,000	939,889
Ashbury Heights	1	35	0	94.3%	936,150	2.1	17,750,000	770,388
Mission	3	24	2	95.8%	683,793	1.8	15,890,000	628,646
Lower Nob Hill	1	33	0	100.0%	813,845	1.6	13,720,000	645,870
Inner Richmond	2	24	0	91.7%	591,576	1.3	11,400,000	446,509
Cathedral Hill	1	15	0	100.0%	514,950	1.1	9,820,000	450,135
North Beach	1	14	1	100.0%	321,017	1.0	8,800,000	327,003
Richmond	1	14	2	100.0%	404,870	0.9	8,140,000	329,437
Golden Gate Heights	1	18	0	83.3%	380,832	0.9	8,100,000	280,126
Laurel Heights	1	12	0	75.0%	226,485	0.6	5,150,000	165,747
Visitacion Valley	1	5	1	100.0%	94,108	0.2	1,810,000	83,918
Total / Wtd. Avg.	61	1,726	37	94.9%	$43,976,259	100.0%	$865,880,000	$35,374,970

(1)	Provided by the borrowers, as of April 18, 2016.

The following table presents certain information relating to the units and rent at the Veritas Multifamily Pool 1 Properties:

Unit Mix(1)

Unit Type	# of Units	Occupancy	Underwritten In-Place Average Monthly Rent per Unit	Average Monthly Market Rent per Unit(2)	% Below Market Rent(2)	Annual Underwritten In-Place Rent	Annual Market Rent(2)
Studio	830	96.0%	$1,797	$2,727	34.1%	$17,189,691	$27,156,806
One Bedroom	709	93.5%	$2,465	$3,788	34.9%	19,612,324	32,226,189
Two Bedroom	169	95.3%	$3,138	$4,742	33.8%	6,062,168	9,616,343
Three Bedroom	16	93.8%	$5,571	$7,940	29.8%	1,002,786	1,524,420
Four Bedroom	2	100.0%	$4,554	$6,995	34.9%	109,290	167,880
Total / Wtd. Avg.	1,726	94.9%	$2,237	$3,413	34.4%	$43,976,259	$70,691,637

(1)	Provided by the borrowers, as of April 18, 2016.

(2)	Market rents are borrower estimates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to historical leasing at the Veritas Multifamily Pool 1 Properties:

Historical Leased %(1)

	2013	2014	2015	As of 4/18/2016
Occupancy	89.9%	90.6%	92.8%	94.9%
Adjusted Occupancy(2)	93.3%	94.4%	94.8%	96.7%

(1)	As provided by the borrowers and reflects occupancy for the indicated period as of the rent roll dated November 30 unless otherwise specified.

(2)	Adjusted occupancy means, for the specified time period, the percentage of units occupied, which is calculated by dividing the number of units occupied by the total number of units, excluding admin units and units down for renovation. Admin units are nonconforming units that are not available for leasing, and down units are units that the borrower sponsor has elected to take off-line to renovate.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Veritas Multifamily Pool 1 Properties:

Cash Flow Analysis(1)

	2013	2014	2015	Borrowers’ 2016 Budget(2)	Underwritten In-Place(3)	Underwritten Year 5(4)	Underwritten Mark- To-Market(5)
Gross Potential Rent	$48,977,009	$55,408,309	$57,054,320	$70,472,927	$70,691,637	$86,007,186	$70,691,637
Loss to Lease	(11,835,517)	(13,253,587)	(12,251,942)	(21,644,557)	(22,506,258)	(18,698,110)	0
Gross Scheduled Rent	$37,141,491	$42,154,722	$44,802,378	$48,828,370	$48,185,379	$67,309,075	$70,691,637

Actual Vacancy	(2,495,930)	(2,871,018)	(4,062,994)	(2,949,565)	(2,793,780)	0	0
Renovation Vacancy	(1,300,294)	(2,027,515)	(1,289,242)	(2,312,131)	(1,240,500)	(723,475)	0
Non-Revenue Units	0	0	0	0	(174,840)	(212,720)	(174,840)
Concession Loss	(161,332)	(107,714)	(154,002)	(198,223)	(154,002)	(154,002)	(154,002)
Net Rental Income	$33,183,935	$37,148,475	$39,296,141	$43,368,452	$43,822,258	$66,218,879	$70,362,796
Market Vacancy	0	0	0	0	0	(1,986,566)	(2,110,884)
Effective Rental Income	$33,183,935	$37,148,475	$39,296,141	$43,368,452	$43,822,258	$64,232,312	$68,251,912
Other Residential Income	1,450,936	1,732,748	2,181,686	2,390,706	2,480,500	2,725,136	1,949,153
Retail Income	1,408,158	1,447,432	1,545,012	1,830,392	1,699,395	1,970,065	1,699,395
Effective Gross Income	$36,043,029	$40,328,656	$43,022,839	$47,589,550	$48,002,153	$68,927,513	$71,900,460
Payroll	970,337	1,377,921	1,441,139	1,557,238	1,557,238	1,752,685	1,557,238
General & Administrative	672,395	379,603	342,189	306,747	306,747	345,247	306,747
Repairs & Maintenance	1,851,960	1,397,882	1,230,305	1,287,413	1,287,413	1,448,995	1,287,413
Utilities	2,846,090	2,854,973	3,011,897	3,020,204	3,020,204	3,399,266	3,020,204
Management Fee	1,225,314	820,252	875,010	948,376	960,043	1,378,550	1,438,009
Real Estate Taxes(6)	3,287,925	3,356,939	3,388,343	3,433,997	4,663,016	5,047,399	4,663,016
Insurance	738,489	999,483	1,179,903	450,875	446,831	507,464	446,831
Total Expenses	$11,592,509	$11,187,055	$11,468,785	$11,004,851	$12,241,493	$13,879,606	$12,719,459

Net Operating Income	$24,450,520	$29,141,601	$31,554,054	$36,584,699	$35,760,660	$55,047,907	$59,181,001
Capital Expenditure Reserves	0	0	0	0	385,690	447,120	385,690
Net Cash Flow(2)	$24,450,520	$29,141,601	$31,554,054	$36,584,699	$35,374,970	$54,600,787	$58,795,311

(1)	Certain items such as interest expense, interest income, and any non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Borrowers’ 2016 budget cash flow is based on underwritten rent roll dated January 22, 2016.

(3)	Underwritten in-place cash flow is generally based on rent roll as of April 18, 2016 and borrower budgeted expenses (except for real estate taxes).

(4)	Underwritten year 5 cash flow is based on rent roll as of April 18, 2016, and assumes a growth rate of 4.0% on market rents, 1.8% on restricted rents and 3.0% on expenses. Occupancy is calculated based on market vacancy of 3.0%, ongoing concessions, non-revenue losses and renovation vacancy. Unless otherwise specified, market rents are as provided by the borrower sponsor.

(5)	Underwritten mark-to-market cash flow is based on number of units available and market rent, as provided by the borrower sponsor. Occupancy is calculated based on market vacancy of 3.0%, ongoing concessions, non-revenue losses and renovation vacancy. Unless otherwise specified, market rents are as provided by the borrower sponsor.

(6)	Underwritten real estate taxes are based on actual tax bills, except for 12 properties with expected tax re-assessments, resulting in an increase of approximately $1.28 million over actual tax bills.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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VERITAS MULTIFAMILY POOL 1

■	Appraisals. According to an appraisal, the Veritas Multifamily Pool 1 Properties had an aggregate “as-is” portfolio appraised value, inclusive of an approximately 6.6% portfolio premium, of $923,275,000 as of January 22, 2016. The aggregate “as-is” value of the Veritas Multifamily Pool 1 Properties without the portfolio premium is $865,880,000.

■	Environmental Matters. According to Phase I environmental reports, dated between December 21, 2015 and January 8, 2016, there are no recognized environmental conditions or recommendations for further action at the Veritas Multifamily Pool 1 Properties except for at the 1660 Bay Street Property which reported that previously a manufactured gas plant had been located in a larger area that now encompasses the related property and other third-party owned parcels. Previous subsurface sampling in some areas of the former gas plant identified groundwater and/or soil vapor impacts above screening levels but that may be consistent with regional ambient levels. The extent of such impacts or ambient levels has not been confirmed. Therefore, the environmental consultant recommended further investigation. The borrowers are required to deliver to the lender the results of an investigation to identify any residual gas plant impacts or health risks at the 1660 Bay Street Property and cooperate with the responsible party identified by such investigation to implement any recommendations within a reasonable period of time. We cannot assure you that such an investigation will be completed or that any responsible party will implement to completion any further actions that might be recommended as a result of an investigation. The guarantor under the Veritas Multifamily Pool 1 Loan, together with the borrowers, has provided an environmental indemnity, as described under “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus. We cannot assure you that the net worth or liquidity of any guarantor will be sufficient to satisfy any claims against that guarantor under its environmental indemnity.

■	Market Overview and Competition. The Veritas Multifamily Pool 1 Properties are located in multiple submarkets throughout San Francisco. The largest submarket by appraised value among the Veritas Multifamily Pool 1 Properties is Nob Hill. These locations are generally densely populated and urban with limited space to construct competing housing units. The vacancy rate in the San Francisco metro area as of the third quarter of 2015 was 3.9% for multifamily properties according to the appraisals.

The following table presents an overview of the various submarkets in the San Francisco multifamily rental market as of the third quarter of 2015:

Submarket Metrics(1)

Submarket	Inventory (Buildings)	Inventory (Units)	Asking Rent ($ per Month)	Vacancy %
Russian Hill / Embarcadero	88	9,826	$3,295	2.0%
South of Market	113	18,063	$3,011	8.2%
Marina / Pacific Heights	218	8,084	$2,848	1.3%
Haight Ashbury	212	13,586	$2,775	5.5%
West San Francisco	130	19,522	$2,561	3.2%
Central San Mateo	124	15,289	$2,535	2.4%
North San Mateo	82	14,602	$2,230	3.8%
South Marin	54	7,306	$2,221	4.1%
South San Mateo	170	11,163	$2,117	2.2%
Civic Center / Downtown	232	17,097	$2,032	4.8%

(1)	Source: Appraisals.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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VERITAS MULTIFAMILY POOL 1

■	The Borrowers. The Veritas Multifamily Pool 1 Loan was made to 52, single-purpose, single-asset entities. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Veritas Multifamily Pool 1 Whole Loan. The borrowers are 100% indirectly owned and controlled by a joint venture between (i) entities controlled by Veritas Investments, Inc. (“Veritas”) and Yat-Pang Au and (ii) certain funds for which The Baupost Group, L.L.C. (“Baupost”) is the registered investment advisor. Veritas is the operating partner of the joint venture. Yat-Pang Au, the related non-recourse carveout guarantor, is the chief executive officer and founder of Veritas. Veritas is a vertically integrated multifamily and urban retail investment platform headquartered in San Francisco, California. Veritas was founded in 2007 and is one of the largest institutional owners of multifamily properties in San Francisco based on buildings owned. Currently, Veritas, together with its affiliates and capital partners, manages more than 4,000 units across 167 buildings in the Bay Area. Baupost is a Boston-based registered investment advisor for a certain value-oriented hedge fund founded in 1982 by Seth Klarman. With over $28 billion under management, Baupost is among the top 30 hedge funds globally based on gross assets under management.

■	Escrows. On the origination date, the borrowers funded (i) a tax reserve in the amount of $1,695,187, (ii) a capital expenditure reserve of $19,000,000 for renovating the units and (iii) a deferred maintenance and environmental reserve of $658,722 which is equal to 110% of the estimated amount required to fund structural, environmental or other issues at the Veritas Multifamily Pool 1 Properties.

On each due date, the borrowers are required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period; provided, however, that reserve deposits for insurance premiums are not required if the borrowers are maintaining a blanket policy in accordance with the related loan documents, and (ii) a capital expenditure reserve in an amount equal to the product of (x) $25 times (y) the aggregate number of rental units at the Veritas Multifamily Pool 1 Properties that have not been released from the lien of the mortgage (as of the origination date, there are 1,726 rental units at the Veritas Multifamily Pool 1 Properties).

In addition, on each due date during the continuance of a Veritas Multifamily Pool 1 Trigger Period, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

In addition, the borrowers are expected to make an additional reserve deposit of $6,000,000 in connection with taxes, interest and penalty charges related to the reassessment of certain Veritas Multifamily Pool 1 Properties, as further described under “Risk Factors—Concentrations Based on Property Type, Geography, Related Borrowers and Other Factors May Disproportionately Increase Losses” in the Preliminary Prospectus.

■	Lockbox and Cash Management. The Veritas Multifamily Pool 1 Loan is structured with a soft lockbox and in-place cash management. The related loan documents require the borrowers to cause all cash revenues relating to the Veritas Multifamily Pool 1 Properties (other than tenant security deposits) be deposited into such lockbox account or a lender-controlled cash management account within three business days following receipt. On each business day, all amounts in the lockbox account are required to be remitted to the cash management account.

For so long as no Veritas Multifamily Pool 1 Trigger Period or event of default under the Veritas Multifamily Pool 1 Loan is continuing, on each business day, the lender will be required to remit to a borrower-controlled operating account all amounts in the cash management account in excess of the amount required to pay monthly reserves and debt service on the next due date. On each due date during the continuance of a Veritas Multifamily Pool 1 Trigger Period or, at the lender’s discretion, during an event of default under the Veritas Multifamily Pool 1 Loan agreement, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses, and that all remaining amounts be reserved in an excess cash flow reserve account.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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VERITAS MULTIFAMILY POOL 1

A “Veritas Multifamily Pool 1 Trigger Period” means any period (i) commencing upon the debt service coverage ratio (as calculated under the related loan documents) at the conclusion of two consecutive fiscal quarters (beginning with the second fiscal quarter of 2017) falling below (a) from January 29, 2017 to January 28, 2018, 1.05x until the debt service coverage ratio is greater than or equal to 1.05x for two consecutive fiscal quarters and (b) from and after January 29, 2018, 1.10x, until the debt service coverage ratio is greater than or equal to 1.10x for two consecutive fiscal quarters, (ii) commencing upon the borrowers’ failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and they indicate that no other Veritas Multifamily Pool 1 Trigger Period is ongoing, and (iii) any period during the continuance of an event of default under the mezzanine loan.

■	Property Management. The Veritas Multifamily Pool 1 Properties are currently managed by Greentree Property Management, Inc. Under the related loan documents, the Veritas Multifamily Pool 1 Properties are required to remain managed by any management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrowers to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the related loan documents, (ii) upon the occurrence of a material default by the property manager, (iii) if the property manager files for or is the subject of a petition in bankruptcy or (iv) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Release of Collateral. Provided no event of default under the Veritas Multifamily Pool 1 Whole Loan is then continuing, at any time from and after the due date in August 2020, the borrowers may obtain the release of one or more of the related Veritas Multifamily Pool 1 Properties from the lien of the related loan documents, subject to the satisfaction of certain conditions set forth in the related loan documents, including among others: (i) prepayment in an amount equal to Release Price for each Veritas Multifamily Pool 1 Property being released; (ii) with respect to a partial release, after giving effect to the release, (1) the debt service coverage ratio (as calculated under the related loan documents) for the remaining Veritas Multifamily Pool 1 Properties for the 12-month period ended at the conclusion of the most recently ended fiscal quarter is no less than the greater of (a) 1.01x and (b) the debt service coverage ratio immediately prior to the release and (2) the debt yield (as calculated under the related loan documents) for the remaining Veritas Multifamily Pool 1 Properties for the 12-month period ended at the conclusion of most recently ended fiscal quarter is no less than the greater of (a) 5.29% and (b) the debt yield immediately prior to the release; (iii) delivery of Rating Agency Confirmation and (iv) delivery of a REMIC opinion (clauses (ii) through (iv), the “Veritas Pool 1 Release Conditions”).

Provided no event of default under the related loan is then continuing, at any time on or after the first due date following the earlier to occur of (a) the third anniversary of the origination date of the Veritas Multifamily Pool 1 Whole Loan and (b) the second anniversary of the closing date of the securitization into which the last piece of the Veritas Multifamily Pool 1 Whole Loan is deposited, the borrowers may obtain the release of one or more of the Veritas Multifamily Pool 1 Properties from the lien of the Veritas Multifamily Pool 1 Whole Loan documents, subject to the satisfaction of certain conditions, including among others: (i) delivery of defeasance collateral in an amount not less than the Release Price; (ii) the Veritas Pool 1 Release Conditions and (iii) each mezzanine loan is simultaneously defeased in accordance with the terms of the mezzanine loan agreement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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VERITAS MULTIFAMILY POOL 1

“Release Price” means, with respect to any Veritas Multifamily Pool 1 Property as of the date of the proposed release of such Veritas Multifamily Pool 1 Property, the product of its allocated loan amount and the applicable percentage as may be adjusted based on the aggregate of all prior releases as a percentage of the original loan balance previously released set forth in the chart below:

Percentage	Aggregate Prior Release Percentage
105%	Less than or equal to 5%
110%	Greater than 5% but less than or equal to 20%
115%	Greater than 20%

■	Substitution. Provided no event of default under the related Veritas Multifamily Pool 1 Whole Loan is then continuing, at any time after the earlier to occur of (i) July 29, 2016 and (ii) the closing date of the securitization into which the last piece of the Veritas Multifamily Pool 1 Whole Loan is deposited, the borrowers may substitute one or more of the Veritas Multifamily Pool 1 Properties with other multifamily residential properties, subject to the satisfaction of certain conditions, including among others, (i) delivery of a Rating Agency Confirmation, and (ii) the aggregate of the allocated loan amounts of all replaced properties during the term of the Veritas Multifamily Pool 1 Whole Loan does not exceed 10% of the original principal balance of the Veritas Multifamily Pool 1 Whole Loan.

■	Mezzanine or Subordinate Indebtedness. Concurrently with the origination of the Veritas Multifamily Pool 1 Whole Loan, GS Commercial Real Estate LP made a $107,000,000 mezzanine loan (the “Veritas Multifamily Pool 1 Mezzanine A Loan”) to the direct parent of the borrowers secured by a pledge of 100% of the equity interests in the borrowers. In addition, GS Commercial Real Estate LP made a $49,500,000 mezzanine loan (the “Veritas Multifamily Pool 1 Mezzanine B Loan”) to the direct parent of the borrower under the Veritas Multifamily Pool 1 Mezzanine A Loan secured by a pledge of 100% of equity interest in the borrower under the Veritas Multifamily Pool 1 Mezzanine A Loan. In addition, GS Commercial Real Estate LP made a $40,000,000 mezzanine loan (the “Veritas Multifamily Pool 1 Mezzanine C Loan”) to the direct parent of the borrower under the Veritas Multifamily Pool 1 Mezzanine B Loan secured by a pledge of 100% of equity interest in the borrower under the Veritas Multifamily Pool 1 Mezzanine B Loan. The Veritas Multifamily Pool 1 Mezzanine A Loan carries an interest rate of 6.7500% per annum. The Veritas Multifamily Pool 1 Mezzanine B Loan carries an interest rate of 7.8000% per annum. The Veritas Multifamily Pool 1 Mezzanine C Loan carries an interest rate of 10.4875% per annum. Each of the mezzanine loans is coterminous with the others and the Veritas Multifamily Pool 1 Whole Loan. The lenders entered into an intercreditor agreement that provides for customary consent rights, cure rights and the right to purchase defaulted loans. See “Description of the Mortgage Pool—Additional Indebtedness—Mezzanine Indebtedness” in the Preliminary Prospectus.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Veritas Multifamily Pool 1 Properties (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers will be required to carry terrorism insurance throughout the term of the Veritas Multifamily Pool 1 Loan as described in the preceding sentence, but in that event the borrowers will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrowers will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $150,000. The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Veritas Multifamily Pool 1 Properties are separately allocated to the Veritas Multifamily Pool 1 Properties and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Anchor
Non Anchor / In-line
Signed Not Open
Vacant
Not Part of Collateral
N
28TH STREET
29TH STREET
30TH STREET
TRADER JOE'S
macy's
EXISTING PARKING STRUCTURE
Colorado Athletic Club
WHOLE FOODS MARKET
LOFT
zayo
ANTHROPOLOGIE
H&M
SEPHORA
ARHAUS
west elm
CENTURY THEATRES
THE HOME DEPOT
us bank
verizon
at&t
NORDSTROM rack
J.CREW
STAPLES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Boulder
Broomfield
Thornton
Westminster
Arvada
Denver
Golden
Aurora
Lakewood
Englewood
Littleton
Centennial
Highlands Ranch
DENVER INTERNATIONAL AIRPORT
KALMIA AVE
Mountain Park
INDEPENDENCE RD
Parkside Park
UCAR Foothills Laboratory Facilities
Hayden Lake
BOULDER MUNICIPAL AIRPORT
IRIS AVE
Elmer's Two Mile Park
Howard H. Heuston Park
Salberg Memorial Park
ELDER AVE
Christensen Park
VALMONT RD
Valmont City Park
BROADWAY ST
28TH ST
30TH ST
FOOTHILLS PKY
CROSSROADS
Boulder Community Hospital
Boulder Junction (Transit Village Area)
East Mapleton Ballfield
Whole Foods Market
PEARL PKY
Casey Park
Boulder
PEARL ST
New Google Campus (U/C)
Google
Palmer Gardens
EAST BOULDER
Downtown Boulder
SPRUCE ST
PEARL ST
WALNUT ST
PEARL STREET MALL
Twenty Ninth Street
1710 29th Street
Boulder, CO 80301
Market Square
Canyon Park
CANYON BLVD
Crossroads East
Boulder Community Foothills Hospital
Village Boulder Shopping Center
ARAPAHOE AVE
Arapahoe Village
Scott Carpenter Park
University of Colorado-Boulder Research Park
Folsom Field Stadium
Arapahoe Ridge Park
University of Colorado Boulder
COLLEGE AVE
COLORADO AVE
PENNSYLVANIA AVE
Coors Events Center
Beach Park
Aurora 7 Park
SOUTHEAST BOULDER
Fiske Planetarium
AURORA AVE
Arrowood Park
Park East Park
BASELINE RD
Chautauqua Park
NOAA/NIST
Admiral Arleigh A Burke Park
US-36
Martin Park
CARTIFACT
MAP © 2016 CARTIFACT · DATA © OSM

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Boulder, Colorado	Cut-off Date Principal Balance(4)		$75,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF(3)		$212.72
Size (SF)(1)	705,159	Percentage of Initial Pool Balance		9.99%
Total Occupancy as of 12/3/2015(1)(2)	99.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/3/2015(2)	99.3%	Type of Security(5)	Fee Simple / Leasehold
Year Built / Latest Renovation	1963, 2006 / NAP	Mortgage Rate		4.0970%
Appraised Value	$350,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120

Underwritten Revenues	$28,373,670
Underwritten Expenses	$10,394,445	Escrows
Underwritten Net Operating Income (NOI)	$17,979,226		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$17,380,945	Taxes	$0	$0
Cut-off Date LTV Ratio(3)	42.9%	Insurance	$0	$0
Maturity Date LTV Ratio(3)	42.9%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(3)	2.89x / 2.79x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(3)	12.0% / 11.6%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$150,000,000	42.9%	Purchase Price(6)	$349,043,707	99.8%
Principal’s New Cash Contribution	199,826,239	57.1	Closing Costs	782,532	0.2

Total Sources	$349,826,239	100.0%	Total Uses	$349,826,239	100.0%

(1)	Size (SF) does not include 150,281 SF for Macy’s and 0 SF for 2nd Level Investors, which are not part of the collateral (SF inclusive of Macy’s and 2nd Level Investors is 855,440 SF). 2nd Level Investors owns an adjacent parcel with apartments. Macy’s and 2nd Level Investors contribute to common area maintenance. Ground leased tenants are included in Size (SF).

(2)	Total Occupancy and Owned Occupancy include two tenants totaling 13,646 SF (West Elm 11,000 SF and Zoe’s Kitchen 2,646 SF) that have executed leases, but have not opened for business or begun paying rent. We cannot assure you that these tenants will take occupancy or begin paying rent as anticipated or at all. Total Occupancy and Owned Occupancy excluding these tenants are 97.8% and 97.4%, respectively.

(3)	Calculated based on the aggregate outstanding principal balance of the Twenty Ninth Street Whole Loan. See “—The Mortgage Loan” below.

(4)	The Cut-off Date Principal Balance of $75,000,000 represents the controlling note A-1 of a $150,000,000 whole loan evidenced by three pari passu notes.

(5)	A portion of the Twenty Ninth Street Property is subject to a ground lease expiring on June 30, 2060. See “—Ground Leases” below.

(6)	At origination, the Twenty Ninth Street Property was unencumbered. The prior debt on the Twenty Ninth Street Property was paid off in November 2013. See “—The Mortgage Loan” below.

■	The Mortgage Loan. The mortgage loan (the “Twenty Ninth Street Loan”) is part of a whole loan (the “Twenty Ninth Street Whole Loan”) evidenced by three pari passu notes that are secured by a first mortgage encumbering the borrower’s fee simple and leasehold interests in a retail property located in Boulder, Colorado (the “Twenty Ninth Street Property”). The Twenty Ninth Street Loan (evidenced by note A-1), which represents the controlling interest in the Twenty Ninth Street Whole Loan, has an outstanding principal balance as of the Cut-off Date of $75,000,000 and represents approximately 9.99% of the Initial Pool Balance. The related companion loans (the “Twenty Ninth Street Companion Loans”) have an aggregate outstanding principal balance as of the Cut-off Date of $75,000,000 and are evidenced by a non-controlling note A-2, with a principal balance of $40,000,000 as of the Cut-off Date which was contributed to MSCI 2016-UBS9, and a $35,000,000 non-controlling note A-3, which is currently held by UBS Real Estate Securities Inc. The $35,000,000 non-controlling note is expected to be contributed to one or more future securitization transactions or otherwise transferred at any time. The Twenty Ninth Street Whole Loan was co-originated by Goldman Sachs Mortgage Company and UBS Real Estate Securities Inc. on January 14, 2016. The Twenty Ninth Street Whole Loan has an outstanding principal balance as of the Cut-off Date of $150,000,000, and each note has an interest rate of 4.0970% per annum. The borrower utilized the proceeds of the Twenty Ninth Street Whole Loan for general corporate purposes and to facilitate a joint venture between The Macerich Company (“Macerich”) and Heitman America Real Estate Trust, L.P. (“Heitman”), in which Heitman acquired a 49% interest in a three-property portfolio from Macerich, including the Twenty Ninth Street Property. The Twenty Ninth Street Property was previously encumbered by debt of $107.0 million, which Macerich paid off in November 2013. The allocated purchase price of the Twenty Ninth Street Property (based on a 100% interest) was approximately $349.0 million.

The Twenty Ninth Street Loan had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date. The Twenty Ninth Street Loan requires interest only payments on each due date through the scheduled maturity date in February 2026. The Twenty Ninth Street Loan may be voluntarily prepaid on or after the earlier to occur of (a) the third anniversary of the origination date and (b) the second anniversary of the date on which the last Twenty Ninth Street Companion Loan has been securitized with the payment of a prepayment

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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fee equal to the greater of (i) a yield maintenance premium calculated based on the present values of the remaining scheduled principal and interest payments and (ii) 1% of the principal amount being prepaid if no event of default under the Twenty Ninth Street Loan is continuing or 3% of the principal amount being prepaid if an event of default under the Twenty Ninth Street Loan is continuing. Voluntary prepayment of the Twenty Ninth Street Loan is permitted on and after the due date in November 2025 without payment of any yield maintenance or prepayment premium.

■	The Mortgaged Property. The Twenty Ninth Street Property is an 855,440 SF open-air, regional lifestyle center located in Boulder, Colorado. The Twenty Ninth Street Property was originally constructed in 1963 as an enclosed regional mall and was previously known as Crossroads Mall. The Twenty Ninth Street Property is situated on an approximately 57.38 acre site with approximately 4,207 parking spaces.

Macerich acquired the Twenty Ninth Street Property in 1979 and completed a ground up redevelopment in 2006. The Twenty Ninth Street Property’s major occupants include Century Theatres, ColoradoAthleticClubs, The Home Depot, Macy’s, Nordstrom Rack and Whole Foods Market (a regional headquarter office location). Macy’s is the only non-collateral owner at the Twenty Ninth Street Property. The Twenty Ninth Street Property’s full tenant mix includes retailers H&M, Victoria’s Secret, Lululemon Athletica and Madewell as well as dining tenants including Starbucks, Teavana, Five Guys, Panera Bread, Mad Greens and Jamba Juice. The Twenty Ninth Street Property as of November 2015 generated in-line comparable less than 10,000 SF sales of $638 per SF, resulting in an in-line comparable less than 10,000 SF occupancy cost of 9.7%. Excluding The Apple Store, The Twenty Ninth Street Property as of November 2015 generated in-line comparable less than 10,000 SF sales of $468 per SF with an occupancy cost of 13.3%. The Twenty Ninth Street Property includes seven ground lease tenants (The Home Depot, Century Theatres, Trader Joe’s, BJ’s Restaurant | Brewhouse, US Bank, Cantina Laredo and Wells Fargo). These tenants’ square footage of 231,835 SF is included in the total collateral SF. A portion of the Twenty Ninth Street Property is subject to a 99-year ground lease which expires in June 2060. The borrower sponsor plans to construct retail shipping container space in the Central Plaza, outside Century Theatres, which will house additional retail tenants at the Twenty Ninth Street Property. Construction of the retail shipping container space is expected to be completed with the initial space opening in August 2016. We cannot assure you that this additional space will be constructed or opened as anticipated or at all.

As of December 3, 2015, Total Occupancy is 99.4% and Owned Occupancy is 99.3% at the Twenty Ninth Street Property, inclusive of retail, office and temporary tenants (4,001 SF). Total and Owned Occupancy include two tenants totaling 13,646 SF that have executed leases, but have not opened for business or begun paying rent. West Elm (11,000 SF) is expected to take occupancy and begin paying rent on November 1, 2016 and Zoe’s Kitchen (2,646 SF) is expected to take occupancy and begin paying rent on October 1, 2016. We cannot assure you that these tenants will take occupancy or begin paying rent as anticipated or at all. Total Occupancy and Owned Occupancy excluding these tenants are 97.8% and 97.4%, respectively.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the anchor and major tenants (of which, certain tenants may have co-tenancy provisions) at the Twenty Ninth Street Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF/Screen(2)(3)	Occupancy Cost	Renewal / Extension Options
Anchors
Macy’s(4)	BBB+ / Baa2 / BBB+	150,281	17.6%	No	$113,039	$0.75	NA	$96	NA	NA
The Home Depot(4)(5)	A / A2 / A	141,373	16.5	Yes	$2,006,708	$14.19	1/31/2031	$424	3.3%	5, 5-year options
Century Theatres(5)	NR / NR / NR	48,510	5.7	Yes	$1,122,895	$23.15	8/31/2017	$531,175	13.2%	6, 5-year options
Whole Foods Market (Office)(6)	NR / Baa3 / BBB-	45,598	5.3	Yes	$920,142	$20.18	2/28/2017	NA	NA	2, 5-year options
Nordstrom Rack	BBB+ / Baa1 / A-	39,031	4.6	Yes	$878,412	$22.51	4/30/2021	NA	NA	4, 5-year options
ColoradoAthleticClubs	NR / NR / NR	36,207	4.2	Yes	$1,683,759	$46.50	6/30/2024	NA	NA	1, 10-year option, 1, 5-year option
Zayo Group	NR / NR / NR	34,074	4.0	Yes	$1,270,423	37.28	7/31/2018	NA	NA	1, 5-year option
Total Anchors		495,074	57.9%

Jr. Anchors
Juwi Solar	NR / NR / NR	19,266	2.3%	Yes	$646,530	$33.56	2/28/2019	NA	NA	1, 5-year option
H&M(7)	NR / NR / NR	18,451	2.2	Yes	$562,390	$30.48	1/31/2024	$217	12.7%	1, 5-year option
Trader Joe’s(5)	NR / NR / NR	14,000	1.6	Yes	$675,956	$48.28	9/30/2028	NA	NA	4, 5-year options
Staples	BBB- / Baa2 / BBB-	13,469	1.6	Yes	$598,564	$44.44	3/31/2025	$346	12.8%	3, 5-year options
Lijit Networks, Inc.(8)	NR / NR / NR	13,100	1.5	Yes	$456,690	$34.86	8/31/2019	NA	NA	1, 3-year option
West Elm(9)	NR / NR / NR	11,000	1.3	Yes	$396,000	$36.00	1/31/2029	NA	NA	NA
Arhaus	NR / NR / NR	10,463	1.2	Yes	$482,511	$46.12	12/31/2020	$502	8.0%	1, 5-year option
Anthropologie	NR / NR / NR	10,460	1.2	Yes	$601,337	$57.49	1/31/2018	$402	12.5%	1, 5-year option
Total Jr. Anchors		110,209	12.9%

Occupied In-line(10)(11)		211,209	24.7%		$14,406,358	$68.21
Occupied Other(12)		31,953	3.7%		$1,247,716	$39.05
Occupied Storage		1,973	0.2%		$60,109	$30.47
Vacant Spaces		5,022	0.6%		$0	$0.00

Total Owned SF		705,159	82.4%
Total SF		855,440	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Sales information presented with respect to the Twenty Ninth Street Property is based upon information provided by the borrower and in certain instances, sales figures represent estimates as tenants are not required to report, or otherwise may not have timely reported sales. Because sales information is self-reported, such information is not independently verified by the borrower.

(3)	Sales for Century Theatres are on a per screen basis; the theater has 16 screens.

(4)	Macy’s and The Home Depot are not required to report sales. Sales information is based upon information provided by the tenants to the borrower.

(5)	Ground lease tenant.

(6)	Whole Foods Market leases 45,598 SF at the Twenty Ninth Street Property as office space for its regional headquarters.

(7)	H&M has a termination option if H&M’s sales from November 2016 to November 2017 do not equal $275 per SF, upon 120 days’ notice and payment of a termination fee. As of TTM November 2015, H&M’s sales were $217 per SF.

(8)	Lijit Networks, Inc. has a lease termination option at any time with six months’ notice and payment of a termination fee.

(9)	West Elm has executed its lease but has not yet taken occupancy or begun paying rent.

(10)	Does not include storage space leased to Apple Store. Apple leases 6,873 SF at the Twenty Ninth Street Property consisting of 4,900 SF of in-line space and 1,973 SF of storage space.

(11)	Includes Zoe’s Kitchen (2,646 SF) which has executed a lease, but has not opened for business or begun paying rent.

(12)	Includes 27,952 SF occupied by BJ’s Restaurant | Brewhouse, US Bank, Cantina Laredo and Wells Fargo, all of which own their improvements during the terms of their leases subject to a ground lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

45

TWENTY NINTH STREET

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Twenty Ninth Street Property based on underwritten base rent:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF/Screen(2)(3)	Occupancy Cost	Renewal / Extension Options
The Home Depot(4)(5)	A / A2 / A	141,373	20.0%	$1,734,647	9.9%	$12.27	1/31/2031	$424	3.3%	5, 5-year options
ColoradoAthleticClubs	NR / NR / NR	36,207	5.1	1,039,544	5.9	28.71	6/30/2024	NA	NA	1, 10-year option, 1, 5-year option
Zayo Group	NR / NR / NR	34,074	4.8	844,902	4.8	24.80	Various	NA	NA	NA
Century Theatres(5)	NR / NR / NR	48,510	6.9	582,120	3.3	12.00	8/31/2017	$531,175	13.2%	6, 5-year options
Trader Joe’s(5)	NR / NR / NR	14,000	2.0	550,060	3.1	39.29	9/30/2028	NA	NA	4, 5-year options
Nordstrom Rack	BBB+ / Baa1 / A-	39,031	5.5	529,448	3.0	13.56	4/30/2021	NA	NA	4, 5-year options
Whole Foods Market (Office)	NR / Baa3 / BBB-	45,598	6.5	478,779	2.7	10.50	2/28/2017	NA	NA	2, 5-year options
Juwi Solar	NR / NR / NR	19,266	2.7	429,225	2.5	22.28	2/28/2019	NA	NA	1, 5-year option
Staples	BBB- / Baa2 / BBB-	13,469	1.9	411,747	2.4	30.57	3/31/2025	$346	12.8%	3, 5-year options
West Elm(6)	NR / NR / NR	11,000	1.6	396,000	2.3	36.00	1/31/2029	NA	NA	NA
Ten Largest Owned Tenants		402,528	57.1%	$6,996,472	40.0%	$17.38
Remaining Owned Tenants(7)		297,609	42.2	10,477,608	60.0	35.21
Vacant Spaces (Owned Space)		5,022	0.7	0	0.0	0.00
Totals / Wtd. Avg. All Owned Tenants		705,159	100.0%	$17,474,080	100.0%	$24.96

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Sales information presented with respect to the Twenty Ninth Street Property is based upon information provided by the borrower and in certain instances, sales figures represent estimates as tenants are not required to report, or otherwise may not have timely reported sales. Because sales information is self-reported, such information is not independently verified by the borrower.

(3)	Sales for Century Theatres are on a per screen basis; the theater has 16 screens.

(4)	The Home Depot is not required to report sales. Sales information is based upon information provided by the tenant to the borrower.

(5)	Ground lease tenant.

(6)	West Elm has executed its lease but has not yet taken occupancy or begun paying rent.

(7)	Includes Zoe’s Kitchen (2,646 SF) which has executed a lease, but has not opened for business or begun paying rent.

The following table presents certain information relating to the lease rollover schedule at the Twenty Ninth Street Property based on current lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2016	24,300	3.4	3.4%	1,000,555	5.7	41.18	12
2017	155,931	22.1	25.6%	3,264,382	18.7	20.93	16
2018	67,004	9.5	35.1%	2,135,175	12.2	31.87	9
2019	43,403	6.2	41.2%	1,141,883	6.5	26.31	6
2020	27,935	4.0	45.2%	867,795	5.0	31.06	7
2021	74,826	10.6	55.8%	2,004,221	11.5	26.79	13
2022	6,352	0.9	56.7%	263,183	1.5	41.43	2
2023	10,343	1.5	58.2%	346,084	2.0	33.46	3
2024	71,409	10.1	68.3%	2,029,071	11.6	28.41	7
2025	17,578	2.5	70.8%	578,572	3.3	32.91	3
2026(2)	13,039	1.8	72.6%	460,823	2.6	35.34	4
2027 & Thereafter(3)	188,017	26.7	99.3%	3,382,336	19.4	17.99	6
Vacant	5,022	0.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	705,159	100.0%		$17,474,080	100.0%	$24.96	88

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

(2)	Includes Zoe’s Kitchen (2,646 SF) which has executed a lease, but has not opened for business or begun paying rent.

(3)	Includes West Elm (11,000 SF) that has executed a lease, but has not opened for business or begun paying rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

46

TWENTY NINTH STREET

The following table presents certain information relating to historical occupancy at the Twenty Ninth Street Property:

Historical Leased %(1)

	2012	2013	2014
Owned Space	96.7%	96.6%	98.2%

(1)	As provided by the borrower and reflects occupancy excluding Macy’s for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Twenty Ninth Street Property:

Cash Flow Analysis(1)

	2013	2014	2015	Underwritten(2)	Underwritten $ per SF
Base Rent	$14,549,321	$15,699,582	$16,358,637	$17,474,080	$24.78
Contractual Credit Rent Steps	0	0	0	42,173	0.06
Overage / Percentage Rent	380,454	465,586	1,062,658	985,393	1.40
Kiosks / Temporary / Specialty	72,706	24,244	85,491	85,491	0.12
Other Rental Revenue	188,927	268,037	416,589	416,589	0.59
Total Reimbursement Revenue	7,394,569	7,623,221	9,172,484	9,665,866	13.71
Gross Up Vacancy	0	0	0	220,057	0.31
Other Income	118,970	111,606	28,379	6,400	0.01
Gross Revenue	$22,704,947	$24,192,275	$27,124,237	$28,896,050	$40.98

Vacancy & Credit Loss	(564,138)	(208,949)	(201,128)	(522,379)	(0.74)
Effective Gross Revenue	$22,140,809	$23,983,326	$26,923,110	$28,373,670	$40.24

Total Operating Expenses	$9,223,298	$8,944,187	$9,876,713	$10,394,445	$14.74

Net Operating Income	$12,917,510	$15,039,139	$17,046,396	$17,979,226	$25.50
TI/LC	0	0	0	437,350	0.62
Replacement Reserves	0	0	0	160,930	0.23
Net Cash Flow	$12,917,510	$15,039,139	$17,046,396	$17,380,945	$24.65

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Base Rent is based on December 3, 2015 rent roll with rent steps through March 31, 2017. Underwritten Base Rent includes the base rent for West Elm and Zoe’s Kitchen which have executed leases but have not yet open for business or begun paying rent.

■	Appraisal. According to the appraisal, the Twenty Ninth Street Property had an “as-is” appraised value of $350,000,000 as of November 30, 2015.

■	Environmental Matters. According to a Phase I environmental report, dated January 12, 2016, there are no recommendations for further action related to any recognized environmental conditions at the Twenty Ninth Street Property.

■	Market Overview and Competition. The Twenty Ninth Street Property is located in Boulder, Colorado, approximately 25 miles north of Denver, Colorado. According to the appraisal, as of year-end 2015, Boulder County consisted of approximately 315,223 people and 127,585 households with an average household income of $100,475. The Twenty Ninth Street Property’s primary trade area spans four miles and is estimated to include 47,172 households, consisting of approximately 111,419 people and generating an average household income of $93,946 as of 2015. The University of Colorado Boulder is located approximately one mile from the Twenty Ninth Street Property.

According to the appraisal, the Twenty Ninth Street Property is located in the Boulder County retail submarket. As of the third quarter of 2015, the Boulder County retail submarket had an overall vacancy rate of 2.3% and an average asking lease rate of $23.95 per SF compared to the overall Denver-Boulder retail market with an overall vacancy rate of 5.1% and an average asking lease rate of $15.29 per SF as of the third quarter of 2015. The Boulder County retail submarket contains 510 buildings accounting for approximately 7,624,599 SF of retail space.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

47

TWENTY NINTH STREET

The following table presents certain information relating to the primary competition for the Twenty Ninth Street Property:

Competitive Set(1)

	Twenty Ninth Street	FlatIron Crossing	Village at Twin Peaks	The Orchard Westminster	Larkridge Center
Distance from Subject	NA	9.8 miles	12.5 miles	18.0 miles	18.9 miles
Property Type	Retail	Super-Regional	Community Center	Lifestyle Center	Power Center
Year Built	1963, 2006	2000	2015	2006	2005
Total GLA	855,440	1,434,000	425,000	1,147,000	1,011,000
Total Occupancy	99.4%	96%	83%	94%	93%
Anchors & Jr. Anchors	Macy’s, The Home Depot	Nordstrom, Macy’s, Dillard’s, Dick’s	Sam’s Club, Sports Authority, Whole Foods, Gold’s Gym, Party City	Macy’s, JCPenney, Target	Sears Grand, Home Depot, Costco

(1)	Source: Appraisal.

■	The Borrower. The borrower is Macerich Twenty Ninth Street LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Twenty Ninth Street Loan. The non-recourse carveout guarantor under the Twenty Ninth Street Loan is Macerich HHF Centers LLC, the direct owner of the borrower. The borrower is wholly-owned by Macerich HHF Centers LLC. Macerich HHF Centers LLC is owned by Hart M-Rich Investor II, LLC (49.0000%), The Macerich Partnership, L.P. (36.4186%), The Westcor Company II Limited Partnership (11.6950%), Macerich PPR Corp. (2.5875%), and Macerich Deptford GP Corp. (0.2989%), all of which are a part of Macerich or Heitman.

Macerich HHF Centers LLC is 51% indirectly owned by The Macerich Partnership, LP, 93% of which is owned by Macerich (NYSE: MAC) and 49% indirectly owned by Heitman Capital Management LLC. Macerich is a publicly traded real estate investment trust founded in 1972 and headquartered in Santa Monica, California. Macerich is an S&P 500 company and the third-largest owner by market value and operator of shopping centers in the United States. As of December 31, 2015, Macerich’s portfolio includes 51 regional shopping centers across 16 states and seven community/power shopping centers aggregating approximately 55 million SF of GLA. As of December 31, 2015, the portfolio was 96.1% occupied and had sales of $635 per SF. Macerich had an equity market capitalization of $13.3 billion and enterprise value/total market capitalization of approximately $20.4 billion as of the fourth quarter of 2015.

■	Escrows. On the origination date, no reserves were funded. On each due date during the continuance of a Twenty Ninth Street Trigger Period, the related loan documents require (i) a tax and insurance reserve deposit in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period unless the borrower is maintaining a blanket policy in accordance with the related loan documents, there is no continuing event of default and upon request of lender, borrower provides evidence of renewals of such policies and payment of related premiums, (ii) a ground rent reserve equal to one-twelfth of the full annual rent payable under the Twenty Ninth Street Property Ground Lease, (iii) a replacement reserve deposit equal to $9,852, capped at $118,224 and (iv) a tenant improvements and leasing commissions reserve deposit equal to $39,407, capped at $472,878.

A “Twenty Ninth Street Trigger Period” means any period (i) commencing upon the debt service coverage ratio (as calculated under the related loan documents) for the most recent calendar quarter falling below 1.50x and ending at the conclusion of the second consecutive calendar quarter for which the debt service coverage ratio is greater than or equal to 1.50x and (ii) during the continuance of an event of default under the Twenty Ninth Street Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

48

TWENTY NINTH STREET

■	Lockbox and Cash Management. The Twenty Ninth Street Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account, that all amounts received by the borrower or the property manager with respect to the Twenty Ninth Street Property be deposited into such lockbox account within three business days of receipt. So long as no Twenty Ninth Street Trigger Period is continuing, the borrower will have access to the funds deposited into the lockbox account and may utilize the lockbox account as its operating account. Upon the occurrence and during the continuance of a Twenty Ninth Street Trigger Period, the borrower will have no further access to the funds in the lockbox account and such funds (less a $50,000 minimum peg balance required under the lockbox account agreement) will be swept on a weekly basis and on the second business day preceding each due date into the lender controlled cash management account. On each due date during the continuance of a Twenty Ninth Street Trigger Period, and provided the lender has not initiated foreclosure proceedings, exercised a power of sale or proceedings for the appointment of a receiver with respect to the Twenty Ninth Street Property, the related loan documents require that all amounts on deposit in the cash management account (less the $50,000 minimum peg balance) after payment of debt service, required reserves and operating expenses, be reserved in an excess cash flow reserve account.

■	Property Management. The Twenty Ninth Street Property is currently managed by Macerich Management Company, an affiliate of the borrower. Under the related loan documents, the Twenty Ninth Street Property is required to either be managed by (i) Macerich Property Management Company, LLC, Macerich Management Company, or any wholly-owned affiliate of Macerich or The Macerich Partnership, L.P. that is not the subject of a bankruptcy or similar insolvency proceeding, (ii) a reputable and experienced management organization possessing at least seven years’ experience in managing at least seven regional malls and meeting certain other qualifications specified in the loan documents or (iii) such other property management company that has been approved by the lender in its reasonable discretion (which approval may be conditioned upon receipt of a Rating Agency Confirmation with respect to such new property manager). The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Twenty Ninth Street Loan, (ii) upon the occurrence of a material default by the property manager under the property management agreement after the expiration of any applicable notice and/or cure periods or (iii) if the property manager files for or is the subject of a petition in bankruptcy.

■	Ground Leases. The borrower is a tenant under a ground lease with an unrelated third party underlying a portion of the Twenty Ninth Street Property (the “Twenty Ninth Street Property Ground Lease”). The Ground Lease commenced on July 1, 1961 and has an expiration date of June 30, 2060. The current annual rent is $2,052,000 for the period beginning July 1, 2012 and ending June 30, 2022. Ground lease payments are required to be adjusted in ten year increments based on 6% of the then appraised value of the land (exclusive of buildings and other improvements). The ground rent payments may be renegotiated during any ten year period or the final eight year period in the event of an extraordinary economic situation, as set forth in the Twenty Ninth Street Property Ground Lease.

■	Release, Substitution and Addition of Collateral. The borrower may obtain the release of a certain non-income producing and unimproved out parcel, except for improvements related solely to surface parking, landscaping and similar non-structural improvements that are not material to the use and operation of the Twenty Ninth Street Property as a retail shopping center, with the payment of a release fee, subject to certain conditions set forth in the loan agreement including that (i) no event of default is continuing under the Twenty Ninth Street Loan and (ii) a determination is made that certain REMIC requirements will be met.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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TWENTY NINTH STREET

■	Terrorism Insurance. So long as TRIPRA is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the Twenty Ninth Street Property (plus loss of rents and/or business interruption coverage from the period from the date of any casualty and continuing until the restoration of the Twenty Ninth Street Property or the expiration of 24 months, whichever first occurs). If TRIPRA is eliminated or not renewed at any point in the future, then borrower will not be required to pay annual premiums for terrorism insurance in excess of 200% of the amount of the then annual premiums for the property, loss of rents/business interruption, general liability and umbrella liability insurance policies required under the loan documents. The required terrorism insurance may be included in a blanket policy, as long as the total limits obtained do not provide lesser coverage than would otherwise be provided if the Twenty Ninth Street Property were insured separately. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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51

panorama corporate center

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

52

panorama corporate center

E DRY CREEK RD
TRAVELPORT 120,847 SF
PROFESSIONALS MANAGEMENT GROUP 6,322 SF
CUMMINS INC. 4,712 SF
STARKEY MORTGAGE 3,406 SF
VECTOR MANAGEMENT OFFICE 2,087 SF
VACANT 1,443 SF
VECTOR LEASING OFFICE 1,043 SF
S CHESTER ST
E PANORAMA CIRCLE
VIII
COMCAST 144,095 SF
25
ULA 144,202 SF
IV
V
ULA 106,213 SF
I
E PANORAMA DRIVE
II
III
ULA 48,980 SF
COMCAST 36,200 SF
VACANT 7,188 SF
BLACK COW DELI 3,328 SF
SIRIUS COMPUTER SOLUTIONS, INC. 2,997 SF
ADECCO USA INC. 1,989 SF
FITNESS CENTER 1,500 SF
COMCAST 144,096 SF
Land Parcel
6.31 Acres
E PANORAMA CIRCLE
N
Collateral
Not Part of Collateral

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CARTIFACT
MAP © 2016 CARTIFACT | DATA © OSM
Panorama Corporate Center
7630 and 7670 South Chester Street and 9200, 9401, 9501 and 9601 East Panorama Circle
Centennial, CO 80112
Boulder
Broomfield
Thornton
Westminster
Arvada
Denver
Golden
Aurora
Lakewood
Englewood
Centennial
Littleton
Highlands Ranch
DENVER INTERNATIONAL AIRPORT
Rose Medical Center
CHERRY CREEK
Cherry Creek Shopping Center
Denver Country Club
BAKER
SUNNY VALE
Common Ground Golf Course
Glendale
Fairmount Cemetery
Washington Park
Overland Golf Course
University of Denver
Harvard Gulch Municipal Golf Course
Porter Adventist Hospital
SOUTHEASTERN DENVER
Cherry Creek Country Club
James A Bible Park
Paul A Hentzel Park
KINGSBOROUGH
HEATHER GARDENS
Mamie Dowd Eisenhower Park
Wellshire Golf Club
Tamarac Square
Englewood City Center
Swedish Medical Center
E HAMPDEN AVE
Southmoor Park
Englewood
Cherry Hills Country Club
Cherry Hills Village
MEADOW HILLS
Cherry Creek Reservoir
PHEASANT RUN
DENVER TECH CENTER
Glenmoor Country Club
Cherry Creek State Park
SHENANDOAH
Cornerstone Park
E BELLEVIEW AVE
Greenwood Village
E ORCHARD RD
Littleton
Dekoevend Park
Valley Country Club
E ARAPAHOE RD
Cherry Knolls Park
South Suburban Family Sports
Centennial Medical Plaza
Cornerstar
E DRY CREEK RD
Cherrywood Square
Centennial
Inverness Golf Club
CENTENNIAL AIRPORT
Arapahoe County Community Park
South Suburban Golf Course
Festival Shopping Center
Willow Creek Shopping Center
The Promenade
David Lorenz Regional Park
Walmart Supercenter
Park Meadows
Lone Tree Town Center
Links at Highlands Ranch
Stem School & Academy
Northridge Park
HIGHLANDS RANCH
Highlands Ranch Shopping Center
Home Depot
Fox Creek Elementary
Eagle Ridge Elementary
Highland Heritage Regional Park
Lone Tree Golf Club
Lone Tree
Meridian Golf Club
Eldorado Elementary
Bear Canyon Elementary
E HIGHLANDS RANCH PKY
E LINCOLN AVE
Highlands Ranch Mansion
Saddle Ranch Elementary
Sky Ridge Medical Center
Bluffs Regional Park
E WILDCAT RESERVE PKY
S BROADWAY ST
S DOWNING ST
S UNIVERSITY BLVD
HAPPY CANYON RD
S SYRACUSE WAY
S TAMARAC DR
S YOSEMITE ST
S HAVANA ST
S PEORIA ST
S COLORADO BLVD
COUNTY ROAD 29
S QUEBEC ST
S CHAMBERS RD
25
225
470
85

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Centennial, Colorado	Cut-off Date Principal Balance(3)		$74,500,000
Property Type	Office	Cut-off Date Principal Balance per SF(2)		$170.37
Size (SF)	780,648	Percentage of Initial Pool Balance		9.9%
Total Occupancy as of 11/1/2015(1)	93.1%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/1/2015(1)	93.1%	Type of Security		Fee Simple
Year Built / Latest Renovation	1996, 1997, 1998, 2001, 2008 / NAP	Mortgage Rate		4.7815%
Appraised Value	$191,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120

Underwritten Revenues	$22,642,326
Underwritten Expenses	$9,760,330	Escrows
Underwritten Net Operating Income (NOI)	$12,881,996		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$12,261,120	Taxes	$0	$284,585
Cut-off Date LTV Ratio(2)	69.6%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	69.6%	Replacement Reserves(4)	$2,499,287	$13,011
DSCR Based on Underwritten NOI / NCF(2)	2.00x / 1.90x	TI/LC	$15,989,354	$0
Debt Yield Based on Underwritten NOI / NCF(2)	9.7% / 9.2%	Other(5)	$9,780,120	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$133,000,000	60.6%	Purchase Price	$190,620,000	86.8%
Principal’s New Cash Contribution	86,642,857	39.4	Reserves	28,268,761	12.9
			Closing Costs	754,096	0.3

Total Sources	$219,642,857	100.0%	Total Uses	$219,642,857	100.0%

(1)	Total Occupancy and Owned Occupancy include a portion of space leased by Comcast (288,191 SF) which has executed its lease but has not yet taken occupancy in the space. Comcast is anticipated to take occupancy on 6/1/2016, Total Occupancy and Owned Occupancy excluding this portion of space is 56.1%. We cannot assure you that this tenant will take occupancy in this additional space or begin paying rent as anticipated or at all.
(2)	Calculated based on the aggregate outstanding principal balance of the Panorama Corporate Center Whole Loan. See “—The Mortgage Loan” below.
(3)	The Cut-off Principal Balance of $74,500,000 represents the controlling note A-1 of a $133,000,000 whole loan evidenced by two pari passu notes.
(4)	Replacement reserves are capped at $2,967,676. See “—Escrows” below.
(5)	See “—Escrows” below.
■	The Mortgage Loan. The mortgage loan (the “Panorama Corporate Center Loan”) is part of a whole loan structure (the “Panorama Corporate Center Whole Loan”) comprised of two pari passu notes that are secured by a first mortgage encumbering the borrower’s fee simple interest in an office property located in Centennial, Colorado (the “Panorama Corporate Center Property”). The Panorama Corporate Center Loan (evidenced by note A-1), which represents a controlling interest in the Panorama Corporate Center Whole Loan, has an outstanding principal balance as of the Cut-off Date of $74,500,000 and represents approximately 9.9% of the Initial Pool Balance. The related companion loan (the “Panorama Corporate Center Companion Loan”) evidenced by note A-2, has an outstanding principal balance as of the Cut-off Date of $58,500,000. The Panorama Corporate Center Companion Loan, currently held by Goldman Sachs Mortgage Company, represents a non-controlling interest in the Panorama Corporate Center Whole Loan and is expected to be contributed to one or more future securitization transactions. The Panorama Corporate Center Whole Loan was originated by Goldman Sachs Mortgage Company on January 13, 2016. The Panorama Corporate Center Whole Loan has an original principal balance of $133,000,000 and each note has an interest rate of 4.7815% per annum. The borrower utilized the proceeds of the Panorama Corporate Center Whole Loan to acquire the Panorama Corporate Center Property, fund reserves and pay origination costs.

The Panorama Corporate Center Loan had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date. The Panorama Corporate Center Loan requires interest only payments on each due date through the scheduled maturity date in February 2026. The voluntary prepayment of the Panorama Corporate Center Loan is not permitted prior to the due date in November 2025. At any time after the earlier to occur of (i) the second anniversary of the closing date of the securitization into which the last piece of the Panorama Corporate Center Whole Loan is deposited and (ii) the third anniversary of the origination date of the Panorama Corporate Center Whole Loan, the Panorama Corporate Center Loan may be defeased in full (or partially defeased in connection with the release of one or more buildings comprising the Panorama Corporate Center Property) with direct, non-callable obligations of the United States of America.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	The Mortgaged Property. The Panorama Corporate Center Property is a six building, Class A office complex consisting of 780,648 SF located in Centennial, Colorado. The Panorama Corporate Center Property is located west of the I-25 highway and south of East Dry Creek Road in the Southeast Denver submarket approximately 30 miles from Downtown Denver. The Panorama Corporate Center Property consists of six individual buildings known as Panorama Corporate Center I (“Building I”, 106,213 SF), Panorama Corporate Center II (“Building II”, 102,182 SF), Panorama Corporate Center III (“Building III”, 144,096 SF), Panorama Corporate Center IV (“Building IV”, 144,202 SF), Panorama Corporate Center V (“Building V”, 139,860 SF), and Panorama Corporate Center VIII (“Building VIII”, 144,095 SF). The individual buildings feature three or four floors and were constructed between 1996 and 2008.

The Panorama Corporate Center Property is leased to a number of investment grade tenants including Comcast, United Launch Alliance (“ULA”), and Cummins Inc. (“Cummins”). Four of the six buildings are occupied by single tenants under triple net leases; Comcast (Buildings III and VIII) and ULA (Buildings I and IV). Comcast is currently occupying two suites in Building II; one of which is 24,389 SF ($19.00 base rent per SF) and the other is 11,811 SF ($0.00 base rent per SF). Comcast has also executed leases and taken possession of its space in Building III, totaling 144,096 SF ($18.50 base rent per SF) and Building VIII, totaling 144,095 SF ($19.00 base rent per SF). Buildings III and VIII are currently being built out. Comcast is expected to take occupancy of Building III in June 2016 and Building IV in September 2016. Comcast’s rent will be abated until December 2016 in Building III and May 2017 in Building VIII. ULA occupies space in Buildings I, II, and IV. ULA occupies 100% of Buildings I and IV. ULA additionally occupies space in Building II (48,980 SF) which expires in November 2016. ULA intends to vacate 45,589 SF of its Building II space upon expiration. This space is treated as vacant in the underwriting. The borrower is currently in discussions with Comcast to take 34,372 SF of the space that will be vacated by ULA in Building II. We cannot assure you that this tenant will take occupancy or begin paying rent as anticipated or at all.

In addition to office space, the Panorama Corporate Center Property features on-site amenities including a deli with wifi-enabled outdoor seating, a newly renovated fitness center and unobstructed views of the Rocky Mountains. As of November 1, 2015 Total Occupancy and Owned Occupancy for the Panorama Corporate Center Property were both 93.1%. Comcast has taken possession of all of its leased space at Panorama Corporate Center Property. Comcast is completing the buildouts of Buildings III and VIII and is expected to take occupancy on June 1, 2016.

The following table presents certain information relating to the buildings at the Panorama Corporate Center Property:

Building Summary

Building	Allocated Loan Amount	Building Description	Occupancy	GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF
Building VIII	$32,000,000	4-story building	100.0%	144,095	18.5%	$2,737,824	21.6%	$19.00
Building III	31,500,000	4-story building	100.0%	144,096	18.5	2,665,776	21.1	18.50
Building IV	26,500,000	4-story building	100.0%	144,202	18.5	2,494,695	19.7	17.30
Building V	20,000,000	4-story building	99.0%	139,860	17.9	2,607,593	20.6	18.84
Building I	15,500,000	3-story building	100.0%	106,213	13.6	1,513,387	12.0	14.25
Building II(1)	7,500,000	3-story building	48.4%	102,182	13.1	631,366	5.0	12.78
Total / Weighted Average(2)	$133,000,000		93.1%	780,648	100.0%	$12,650,641	100.0%	$17.41

(1)	Building II occupancy and UW base rent $ per SF is based on ULA vacating 45,589 SF of its space in Building II. Total occupancy for Building II is 93.0% and UW base tent $ per SF is $13.49 including ULA as occupied.
(2)	Total occupancy assuming ULA is occupied is 98.9% and UW base rent is $17.23 per SF.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the major tenants at the Panorama Corporate Center Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Comcast(2)	A- / A3 / A-	324,391	41.6%	$5,866,991	46.4%	$18.09	(3)	3, 5-year options
ULA(4)	A / A2 / A	253,806	32.5	4,056,404	32.1	15.98	(5)	2, 5-year options
Travelport	NR / NR / B	120,847	15.5	2,114,805	16.7	17.50	11/30/2025	1, 10-year option
Professionals Management Group	NR / NR / NR	6,322	0.8	180,177	1.4	28.50	1/31/2019	NA
Cummins Inc.	A / A2 / A+	4,712	0.6	112,523	0.9	23.88	12/31/2016	NA
Starkey Mortgage	NR / NR / NR	3,406	0.4	66,417	0.5	19.50	11/30/2018	2, 1-year options
Sirius Computer Solutions, Inc	NR / B1 / NR	2,997	0.4	65,934	0.5	22.00	3/31/2018	NA
Adecco USA, Inc.	NR / Baa1 / BBB+	1,989	0.3	50,720	0.4	25.50	3/31/2018	1, 3-year option
Vector Management Office	NR / NR / NR	2,087	0.3	38,610	0.3	18.50	6/30/2020	NA
Sprint Antenna(6)	B+ / Caa1 / B	0	0.0	35,741	0.3	0.00	3/16/2025	1, 5-year option
Ten Largest Tenants		720,557	92.3%	$12,588,319	99.5%	$17.47
Remaining Owned Tenants(7)		5,871	0.8	62,322	0.5	10.62
Vacant Spaces (Owned Space)		54,220	6.9	0	0.0	0.00
Totals / Wtd. Avg. Tenants		780,648	100.0%	$12,650,641	100.0%	$17.41

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Comcast is currently occupying and paying rent on two suites in Building II 24,389 SF ($19.00 base rent per SF) and 11,811 SF ($0.00 base rent per SF). Comcast also executed leases and taken possession of its space in Buildings III 144,096 SF ($18.50 base rent per SF) and VIII 144,095 SF ($19.00 base rent per SF). Buildings III and VIII are currently being built out. Comcast is expected to take occupancy of both Buildings on 6/1/2016. Comcast’s rent will be abated until 12/1/2016 in Building III and 5/16/2017 in Building VIII. An approximately $8.4 million rent gap/free rent reserve was held back at origination to fund the rent gap. Comcast has 3, 5-year extensions options on a majority of its leased spaces. We cannot assure you that Comcast will take occupancy or begin paying rent as anticipated or at all.
(3)	Comcast has three separate lease expirations, including 288,191 SF of space ($18.75 base rent per SF) expiring on February 28, 2029, 24,389 SF of space ($19.00 base rent per SF) expiring on December 31, 2025 and 11,811 SF ($0.00 base rent per SF) expiring on December 31, 2016.
(4)	ULA occupies space in Buildings I, II, and IV. ULA occupies 100% of Buildings I and IV. ULA’s Building II space (48,980 SF) expires in November 2016. ULA intends to vacate a portion of its Building II space (45,589 SF) upon expiration. This space is treated as vacant in the underwriting.
(5)	ULA has two separate lease expirations, including 250,415 SF of space ($16.01 base rent per SF) expiring on November 30, 2021 and 48,980 SF of space ($14.25 base rent per SF) expiring on November 30, 2016.
(6)	Sprint Antenna lease renews automatically. Sprint Antenna has the right to terminate its lease with 90 days written notice.
(7)	Includes $43,026 of UW base rent of antennas at the property with no associated SF.

The following table presents certain information relating to the lease rollover schedule at the Panorama Corporate Center Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM(3)	3,328	0.4%	0.4%	$0	0.0%	$0.00	1
2016	19,914	2.6	3.0%	160,844	1.3	8.08	3
2017	0	0.0	3.0%	32,970	0.3	NA	2
2018	8,392	1.1	4.1%	189,527	1.5	22.58	6
2019	6,322	0.8	4.9%	181,977	1.4	28.78	2
2020	3,130	0.4	5.3%	59,706	0.5	19.08	3
2021	250,415	32.1	37.3%	4,008,082	31.7	16.01	2
2022	0	0.0	37.3%	0	0.0	0.00	0
2023	0	0.0	37.3%	0	0.0	0.00	0
2024	0	0.0	37.3%	0	0.0	0.00	0
2025	145,236	18.6	55.9%	2,613,936	20.7	18.00	3
2026	0	0.0	55.9%	0	0.0	0.00	0
2027 & Thereafter	289,691	37.1	93.1%	5,403,600	42.7	18.65	3
Vacant	54,220	6.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	780,648	100.0%		$12,650,641	100.0%	$17.41	25

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	UW Base Rent includes $78,767 from antennas on the roof of the property, with zero associated GLA ($32,970 expiring in 2017; $6,456 expiring in 2018; $1,800 expiring in 2019; $1,800 expiring in 2020 and $35,741 expiring in 2025).
(3)	Includes Black Cow Deli (3,328 SF) with no base rent attributed. Black Cow Deli pays a percentage rent on sales.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to historical occupancy at the Panorama Corporate Center Property:

Historical Leased %(1)

2012	2013	2014	As of 11/1/2015
97.8%	92.0%	91.1%	93.1%

(1)	As provided by the borrower and reflects occupancy for the indicated year ended December 31 unless specified otherwise.
■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Panorama Corporate Center Property:

Cash Flow Analysis(1)

	2014	TTM 9/30/2015(2)	Underwritten(3)	Underwritten $ per SF
Base Rental Revenue	$10,111,545	$7,883,745	$12,650,641	$16.21
Contractual Credit Rent Steps(4)	0	0	1,261,682	1.62
Total Reimbursement Revenue	8,427,676	6,075,581	8,723,043	11.17
Market Revenue from Vacant Units	0	0	1,649,915	2.11
Parking Revenue	2,835	405	6,960	0.01
Other Revenue(5)	7,938	8,833	0	0.00
Gross Revenue	$18,549,995	$13,968,564	$24,292,241	$31.12
Vacancy Loss	0	0	(1,649,915)	(2.11)
Credit Loss	(32,207)	(64,049)	0	0.00
Effective Gross Revenue	$18,517,787	$13,904,515	$22,642,326	$29.00

Total Operating Expenses	$9,193,053	$9,042,111	$9,760,330	$12.50

Net Operating Income	$9,324,734	$4,862,404	$12,881,996	$16.50
TI/LC	0	0	464,747	0.60
Capital Expenditures	0	0	156,130	0.20
Net Cash Flow(6)	$9,324,734	$4,862,404	$12,261,120	$15.71

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	The decline in TTM 9/30/2015 net cash flow represents the vacating of Charles Schwab from Building III.
(3)	Underwritten cash flow based on contractual rents as of November 1, 2015 with contractual rent steps through March 31, 2017. Underwritten Base Rent includes base rent for Comcast, which has executed leases but has not yet taken occupancy or begun paying rent on a portion of its space (288,191 SF). We cannot assure you that Comcast will take occupancy or begin paying rent as anticipated or at all.
(4)	Underwritten contractual credit rent steps represents the present value of future rent steps for investment-grade tenants at the Panorama Corporate Center Property, discounted at 7.0%.
(5)	Other revenue reflects income from late fees; excluded from underwriting.
(6)	Cash flows are not available prior to 2014 as the seller acquired the Panorama Corporate Center Property at year-end 2013.

■	Appraisal. According to the appraisal, the Panorama Corporate Center Property had an “as-is” appraised value of $191,000,000 as of December 3, 2015.
■	Environmental Matters. According to a Phase I environmental report, dated January 7, 2016, there are no recognized environmental conditions or recommendations for further action at the Panorama Corporate Center Property.
■	Market Overview and Competition. The Panorama Corporate Center Property is located in the Southeast Denver office submarket. According to the appraisal, as of 3Q 2015, the market included a total of approximately 34.2 million SF of office space, with direct vacancy at approximately 4.1 million SF or 12.0%. As of 3Q 2015, net absorption was slightly negative at 11,239 SF. Class A space in the Southeast Denver submarket recorded a lower negative absorption of 3,066 SF in 3Q 2015. Asking rents for Class A space increased to $27.05 per SF (FSG) as of 3Q 2015, representing a 2.9% year-over-year increase. The Panorama Corporate Center Property is, more specifically, located in the Panorama/Highland Office Micro Market. As of 3Q 2015, the micro market included approximately 2.5 million SF of office space. Vacancy in the micro market is estimated to be 9.4% and the average Class A asking rent as of 3Q 2015 was $31.07 per SF (FSG).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the primary competition for the Panorama Corporate Center Property:

Competitive Set(1)

	Panorama Corporate Center	Village Center	Fiddler’s Green Center	Palazzo Verdi	The Point at Inverness	CoBank Center
Distance from Property	-	2.0 miles	2.0 miles	2.0 miles	2.1 miles	2.0 miles
Property Type	General Suburban	General Suburban	General Suburban	General Suburban	General Suburban	General Suburban
Year Built	Various	2008	1999	2008	2001	2015
Total GLA	780,648	233,958	413,208	311,305	186,945	274,287
Total Occupancy	93.1%	100%	100%	100%	96%	100%
Major Tenants	Comcast, ULA, Travelport	NA	Fidelity Investments	NA	NA	CoBank

(1)	Source: Appraisal.

■	The Borrower. The borrower is East Panorama Associates, LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Panorama Corporate Center Loan. The non-recourse carveout guarantor under the Panorama Corporate Center Loan is EverWest, LLC, an indirect owner of the borrower.

East Panorama Associates, LLC is indirectly owned by EverWest, LLC (10.0%) and IAM WSN Panorama Portfolio LLC (90.0%), an entity which is controlled by Independencia S.A. EverWest, LLC (“EverWest”) is a real estate operating and investment company with headquarters in Denver, Colorado. EverWest was formed in 2013 as the successor entity to Alliance Commercial Partners and its affiliates, which had been in existence since 1996. As of March 31, 2016, EverWest’s portfolio consisted of 32 investments located across the United States with a combined net equity value of $206 million. Independencia S.A. (“Independencia”) is a Chilean pension fund manager which formed its first real estate investment fund in 1990, Rentas Inmobiliarias S.A. Independencia’s current real estate fund, Fondo de Inversion Rentas Inmobiliarias (Real Estate Income Producing Fund), is invested in 24 U.S. properties and an additional 81 international properties. More broadly, as of 2015, Independencia managed approximately $2.1 billion in assets across the real estate, education, and forestry industries. Independencia has been active in the United States since 2005 and the United States represents 12% of their overall portfolio as of year-end 2015.

■	Escrows. On the origination date, the borrower funded a replacement reserve of $2,499,287, an outstanding tenant improvement and leasing commissions reserve related to Comcast’s space of $15,989,354, a rent gap/free rent reserve of $8,382,085 for Comcast’s space in Building III and Building VIII, a Regional Transportation District (“RTD”) refurbishment credit reserve of $1,152,158 representing the current balance of RTD’s reserve for which RTD makes annual payments of their proportionate share of expenses for their use of the Building IV parking garage, and a capital projects reserve of $245,876.

On each due date, the borrower is required to fund: (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period provided, however, that reserve deposits for insurance premiums are not required if the borrower is maintaining a blanket policy in accordance with the related loan documents, and there is no continuing event of default and the borrower has delivered satisfactory evidence of paid insurance coverage to the lender when and as required, (ii) a replacement reserve in the amount of $13,011, capped at $2,967,676 and (iii) during the continuance of a Panorama Corporate Center Trigger Period, a leasing reserve in the amount of $97,582.

In addition, beginning on May 30, 2020, all excess cash flow (after the payment of debt service, required reserves and operating expenses as described below) is required to be reserved the (“ULA Roll Reserve”) up to an amount equal to product of $25 times the number of square feet covered by the lease with ULA that is not extended or renewed. The ULA Roll Reserve is to be used for tenant improvement and leasing costs and is required until the earlier of (i) the execution and delivery by ULA of extension options of no less than five years on all of such square footage or (ii) the leasing of the entirety of the square footage with respect to which such ULA

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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has not exercised an extension option of at least five years pursuant to a lease meeting requirements set forth in the related loan documents.

A “Panorama Corporate Center Trigger Period” means any period (i) commencing upon the debt service coverage ratio (as calculated under the related loan documents) for the trailing 12-month period (as of the last day of any fiscal quarter) falling below 1.20x and ending at the conclusion of the second consecutive calendar quarter for which the debt service coverage ratio is equal to or greater than 1.20x and (ii) after the occurrence and during continuance of an event of default under the related loan documents.

■	Lockbox and Cash Management. The Panorama Corporate Center Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and all cash revenues relating to the Panorama Corporate Center Property and all other money received by the borrower or the property manager with respect to the Panorama Corporate Center Property be deposited into such lockbox account on each business day. For so long as no Panorama Corporate Center Trigger Period is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account on a daily basis. During the continuance of a Panorama Corporate Center Trigger Period, all funds in the lockbox account are required to be swept into a lender-controlled cash management account on a daily basis. On each due date during the continuance of a Panorama Corporate Center Trigger Period, the related loan documents require that all amounts on deposit in the cash management account after payment of debt service, required reserves and operating expenses, be reserved in an excess cash flow reserve account as additional collateral.
■	Property Management. The Panorama Corporate Center Property is currently managed by EverWest Property Services, LLC. Under the related loan documents, if the management agreement is terminated for any reason, the lender may require the manager to be replaced by a management company approved by the lender and with respect to which lender may require receipt of a Rating Agency Confirmation. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender if (a) the property manager becomes insolvent or a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within 90 days of the filing thereof, or (ii) any voluntary bankruptcy or insolvency proceeding; (b) there exists an event of default under the Panorama Corporate Center Loan that remains uncured and is continuing; or (c) there exists a default by the property manager beyond all applicable notice and cure periods under the management agreement.
■	Release of Collateral. Provided no event of default under the Panorama Corporate Center Loan has occurred and is continuing, the borrower has the right after the earlier to occur of (i) the second anniversary of the closing date of the securitization into which the last piece of the Panorama Corporate Center Whole Loan is deposited and (ii) the third anniversary of the origination of the Panorama Corporate Center Whole Loan to obtain release of certain buildings at the Panorama Corporate Center Property in conjunction with a transfer of such building to an unaffiliated third party, subject to the satisfaction of certain conditions, including, among others: (i) the borrower defeases an amount equal to 115% of the allocated loan amount related to such building(s) being released, (ii) after giving effect to such release, the debt service coverage ratio (calculated in accordance with the related loan documents) for the trailing 12-month period, recalculated to include only income and expense attributable to the portion of the Panorama Corporate Center Property remaining after the contemplated release and to exclude the interest expense on the aggregate amount defeased in connection with such release, is equal to or greater than the greater of (x) (a) 1.55x if neither Building III nor Building VIII is subject to the proposed release or have been previously released, (b) 1.65x if either Building III or Building VIII is subject to the proposed release or has been previously released and (c) 1.75x if both Building III and Building VIII are subject to the proposed release or have been previously released and (y) the debt service coverage ratio immediately prior to such release, (iii) the receipt of a Rating Agency Confirmation and (iv) compliance with REMIC requirements.
■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Terrorism Insurance. The property, loss of rents/business interruption, general liability and umbrella liability insurance policies required in the related loan documents are required to include Terrorism Coverage (as those terms are defined in TRIPRA or similar or subsequent statute). Such terrorism coverage is required to comply with each of the applicable requirements for policies set forth in the related loan documents (including, without limitation, those relating to deductibles); provided that, the lender may reasonably require the borrower to obtain or cause to be obtained the terrorism coverage with higher deductibles than set forth in the related loan documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgage Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CARTIFACT
Cedarbrook Plaza
1000 Easton Road
Wyncote, PA 19095
NY
CT
PA
NJ
Scranton
Parsippany
New York
JFK INT'L AIRPORT
Princeton
Wyncote
Trenton
Philadelphia
PHILADELPHIA INT'L AIRPORT
Wilmington
Atlantic Ocean
Gwynedd
Spring House
Maple Glen
Horsham
Ambler
Bryn Athyn
Willow Grove
Meadowbrook
King of Prussia
Plymouth Meeting
Flourtown
Jenkintown
Wyndmoor
Wyncote
Rockledge
Conshohocken
Gulph Mills
Radnor
Melrose Park
Gladwyne
Manayunk
Bryn Mawr
Ardmore
Bala Cynwyd
Haverford
Wynnewood
Narberth
Temple University
Villanova University
University of Pennsylvania
CENTER CITY
Pennsauken Township
Camden
Philadelphia
Swarthmore
Collingswood
Oaklyn
Gloucester City
Audubon
Ridley Park
Mt Ephraim
PHILADELPHIA INT'L AIRPORT
Delaware River
SEPTA

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Wyncote, Pennsylvania	Cut-off Date Principal Balance		$58,500,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$90.09
Size (SF)	649,337	Percentage of Initial Pool Balance		7.8%
Total Occupancy as of 4/6/2016(1)	92.1%	Number of Related Mortgage Loans		None
Owned Occupancy as of 4/6/2016(1)	92.1%	Type of Security		Fee Simple
Year Built / Latest Renovation	1963, 2005 / 1998	Mortgage Rate		4.5700%
Appraised Value	$89,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120

Underwritten Revenues(2)	$9,995,240
Underwritten Expenses(2)	$4,090,702	Escrows
Underwritten Net Operating Income (NOI)(2)	$5,904,538		Upfront	Monthly
Underwritten Net Cash Flow (NCF)(2)	$5,379,587	Taxes	$1,062,797	$116,328
Cut-off Date LTV Ratio	65.4%	Insurance	$0	$0
Maturity Date LTV Ratio	65.4%	Replacement Reserves	$0	$10,822
DSCR Based on Underwritten NOI / NCF(2)	2.18x / 1.98x	TI/LC(3)	$0	$27,056
Debt Yield Based on Underwritten NOI / NCF(2)	10.1% / 9.2%	Other(4)	$4,227,451	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$58,500,000	100.0%	Loan Payoff	$51,498,451	88.0%
			Reserves	5,290,248	9.0
			Principal Equity Distribution	1,001,305	1.7
			Closing Costs	709,995	1.2

Total Sources	$58,500,000	100.0%	Total Uses	$58,500,000	100.0%

(1)	Total Occupancy and Owned Occupancy include The Fresh Grocer and Vanilla Sky, both of which are paying rent but have not yet opened for business and City Shoes, which is a month-to-month tenant. Total Occupancy and Owned Occupancy excluding these three tenants are both 75.5%. Church’s Chicken (2,100 SF) is delinquent on rent, has outstanding aged receivables and is not included in occupancy.

(2)	City Shoes (36,879 SF; $4.88 base rent per SF) and Church’s Chicken (2,100 SF; $28.06 base rent per SF) are not included in underwritten cash flows. The Fresh Grocer (64,636 SF, $12.50 UW base rent per SF) and Vanilla Sky (6,216 SF; $21.55 UW base rent per SF) are included in underwritten cash flows. We cannot assure you that these tenants will open or begin paying rent as anticipated or at all. Excluding The Fresh Grocer and Vanilla Sky, the DSCR based on underwritten NOI / NCF are 1.73x and 1.55x, respectively, and the debt yield based on underwritten NOI / NCF are 8.0% and 7.2%, respectively.

(3)	The TI/LC reserve is capped at $1,000,000.

(4)	See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Cedarbrook Plaza Loan”) is evidenced by a note in the original principal amount of $58,500,000 and is secured by a first mortgage encumbering the borrowers’ fee simple interest in a retail property located in Wyncote, Pennsylvania (the “Cedarbrook Plaza Property”). The Cedarbrook Plaza Loan was originated by Goldman Sachs Mortgage Company on April 11, 2016 and represents approximately 7.8% of the Initial Pool Balance. The note evidencing the Cedarbrook Plaza Loan has an outstanding principal balance as of the Cut-off Date of $58,500,000 and an interest rate of 4.5700% per annum. The borrower utilized the proceeds of the Cedarbrook Plaza Loan to refinance the existing debt on the Cedarbrook Plaza Property, fund reserves, pay origination costs and return equity to the borrower sponsor.

The Cedarbrook Plaza Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Cedarbrook Plaza Loan requires interest only payments on each due date through the scheduled maturity date in May 2026. Voluntary prepayment of the Cedarbrook Plaza Loan is prohibited prior to the due date in February 2026. Provided that no event of default under the Cedarbrook Plaza Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■	The Mortgaged Property. The Cedarbrook Plaza Property is a 649,337 SF power center/big box retail property located on the border of northern Philadelphia and Montgomery County in Wyncote, Pennsylvania. The Cedarbrook Plaza Property was built in the 1963 as a multi-level Korvette’s department store and was later converted into an enclosed mall. Nassimi Realty Corp. purchased the Cedarbrook Plaza Property in the mid-1980’s and later re-developed the Cedarbrook Plaza Property into a power center. The borrower expanded the Cedarbrook Plaza Property in 2005 by approximately 79,172 SF. The Cedarbrook Plaza Property is anchored by Wal-Mart, The Fresh Grocer and Ross Dress for Less.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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As of April 6, 2016, Total Occupancy and Owned Occupancy at the Cedarbrook Plaza Property are both 92.1%. Total Occupancy and Owned Occupancy include three tenants which are either month-to-month, not in occupancy and/or open or paying rent. The Fresh Grocer (64,636 SF) is a Wakefern Food Corporation (“Wakefern”) brand grocery store, which assumed its lease from Pathmark, which filed for bankruptcy in July 2015. The Fresh Grocer is being remodeled and is expected to open in June 2016. Vanilla Sky (6,216 SF) is currently being remodeled by the tenant and is expected to open in June 2016. City Shoes (36,879 SF) is a month-to-month tenant that is in occupancy and pays contractual base rent of $4.88 per SF. As of May 3, 2016, City Shoes has not given any notice that they plan to vacate their space. Rent from City Shoes is not included in underwritten cash flows. Total Occupancy and Owned Occupancy excluding these three tenants are both 75.5%. Additionally, Church’s Chicken (2,100 SF), which was recently re-branded as “The Kitchen” (open as of April 2016), is not included in occupancy or underwritten cash flows because they are six months delinquent on rent with outstanding aged receivables of approximately $33,112 as of March 2016. We cannot assure you that these four tenants will take occupancy, open for business and/or continue (or commence) paying rent as anticipated or at all.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Cedarbrook Plaza Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	UW Total Rent	UW Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Anchors
Wal-Mart	AA / Aa2 / AA	116,605	18.0%	Yes	$1,532,096	$13.14	1/31/2023	NA	NA	2, 10-year options
The Fresh Grocer(3)	NR / NR / NR	64,636	10.0	Yes	$1,102513	$17.06	2/28/2036	NA	NA	10, 5-year options
City Shoes(4)	NR / NR / NR	36,879	5.7	Yes	(4)	(4)	MTM	NA	NA	NA
Ross Dress for Less	NR / A3 / A-	30,000	4.6	Yes	$637,680	$21.26	1/31/2020	NA	NA	2, 5-year options
Total Anchors(4)		248,120	38.2%

Jr. Anchors
LA Fitness	NR / NR / NR	25,000	3.9%	Yes	$577,470	$23.10	9/30/2019	NA	NA	3, 5-year options
K&G Men’s Company	NR / NR / NR	20,000	3.1	Yes	$545,615	$27.28	2/28/2018	$176	14.5%	2, 5-year options
Hibachi Grill & Supreme Buffet	NR / NR / NR	10,837	1.7	Yes	$371,448	$34.28	4/30/2024	NA	NA	1, 5-year option
Modell’s	NR / NR / NR	12,879	2.0	Yes	$271,287	$21.06	11/18/2017	$169	11.8%	NA
Dollar Tree	NR / Ba2 / BB+	10,626	1.6	Yes	$216,708	$20.39	1/31/2021	$220	8.4%	2, 5-year options
Jo-Mar Textiles	NR / NR / NR	10,489	1.6	Yes	$164,153	$15.65	1/31/2017	$40	35.8%	1, 5-year option
Home Gallery, Inc.	NR / NR / NR	26,211	4.0	Yes	$114,869	$4.38	7/31/2018	NA	NA	1, 5-year option
Total Jr. Anchors		116,042	17.9%

Occupied In-line		132,030	20.3%	Yes
Occupied Storage		102,089	15.7%	Yes
Vacant Spaces(5)		51,056	7.9%	Yes
Total SF		649,337	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Sales as of December 2014.

(3)	The Fresh Grocer store is expected to open for business in June 2016. We cannot assure you that this tenant will open or begin paying rent as anticipated or at all.

(4)	City Shoes is a month-to-month tenant and pays base rent of $4.88 per SF, however, their rent is not included in the underwritten cash flow. As such, the underwritten total rent and underwritten total rent per SF for the total anchors do not include SF or rent attributable to the City Shoes space.

(5)	Vacant space includes Church’s Chicken (2,100 SF).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Cedarbrook Plaza Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Wal-Mart	AA / Aa2 / AA	116,605	18.0%	$824,379	11.8%	$7.07	1/31/2023	NA	NA	2, 10-year options
The Fresh Grocer(3)	NR / NR / NR	64,636	10.0	807,950	11.5	12.50	2/28/2036	NA	NA	10, 5-year options
Cedarbrook Storage(4)	NR / NR / NR	102,089	15.7	556,200	7.9	5.45	12/31/2028	NA	NA	NA
Ross Dress for Less	NR / A3 / A-	30,000	4.6	462,000	6.6	15.40	1/31/2020	NA	NA	2, 5-year options
LA Fitness	NR / NR / NR	25,000	3.9	401,250	5.7	16.05	9/30/2019	NA	NA	3, 5-year options
K&G Men’s Company	NR / NR / NR	20,000	3.1	385,000	5.5	19.25	2/28/2018	$176	14.5%	2, 5-year options
Hibachi Grill & Supreme Buffet	NR / NR / NR	10,837	1.7	251,147	3.6	23.17	4/30/2024	NA	NA	1, 5-year option
Madrag	NR / NR / NR	9,000	1.4	198,000	2.8	22.00	5/31/2020	NA	NA	NA
Modell’s	NR / NR / NR	12,879	2.0	197,990	2.8	15.37	11/18/2017	$169	11.8%	NA
Empire Beauty School	NR / NR / NR	9,100	1.4	150,150	2.1	16.50	1/31/2024	NA	NA	2, 5-year options
Ten Largest Tenants		400,146	61.6%	$4,234,065	60.5%	$10.58
Remaining Owned Tenants(5)		198,135	30.5	2,769,238	39.5	17.17
Vacant Spaces (Owned Space)(6)		51,056	7.9	0	0.0	0.00
Totals / Wtd. Avg. Tenants(5)		649,337	100.0%	$7,003,304	100.0%	$12.47

(1)	Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)	Sales as of December 2014.

(3)	The Fresh Grocer is expected to open for business in June 2016. We cannot assure you that this tenant will open or begin paying rent as anticipated or at all.

(4)	Cedarbrook Storage is an affiliate of the borrower.

(5)	Remaining owned tenants GLA includes City Shoes (36,879 SF). The tenant is in-place and paying rent; however, they were not included in the underwritten cash flow. As such, the underwritten base rent and underwritten base rent per SF for the remaining owned tenants and total / weighted average tenants do not include SF or rent attributable to the City Shoes space.

(6)	Vacant space includes Church’s Chicken (2,100 SF).

The following table presents certain information relating to the lease rollover schedule at the Cedarbrook Plaza Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM(2)	36,879	5.7%	5.7%	(2)	(2)	(2)	1
2016	13,296	2.0	7.7%	$246,492	3.5%	$18.54	5
2017	23,868	3.7	11.4%	323,286	4.6	13.54	3
2018	54,409	8.4	19.8%	706,249	10.1	12.98	6
2019	33,341	5.1	24.9%	638,110	9.1	19.14	5
2020	61,115	9.4	34.3%	1,113,813	15.9	18.22	9
2021	30,374	4.7	39.0%	565,459	8.1	18.62	7
2022	3,638	0.6	39.6%	58,208	0.8	16.00	1
2023	129,800	20.0	59.6%	1,134,555	16.2	8.74	5
2024	19,937	3.1	62.6%	401,297	5.7	20.13	2
2025	6,000	0.9	63.6%	76,200	1.1	12.70	1
2026	18,899	2.9	66.5%	375,485	5.4	19.87	4
2027 & Thereafter	166,725	25.7	92.1%	1,364,150	19.5	8.18	2
Vacant(3)	51,056	7.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.(4)	649,337	100.0%		$7,003,304	100.0%	$12.47	51

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

(2)	MTM includes City Shoes. The tenant is in-place and paying rent; however, they were not included in the underwritten cash flow.

(3)	Vacant space includes Church’s Chicken (2,100 SF).

(4)	Weighted average underwritten base rent per SF excludes City Shoes (36,879 SF).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to historical occupancy at the Cedarbrook Plaza Property:

Historical Leased %(1)

2013	2014	2015	As of 4/6/2016(2)
95.6%	96.5%	95.6%	92.1%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

(2)	Occupancy as of April 6, 2016 includes The Fresh Grocer, Vanilla Sky and City Shoes. We cannot assure you that these three tenants will take occupancy, open for business and/or continue (or commence) paying rent as anticipated or at all. Occupancy excluding these three tenants is 75.5%.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Cedarbrook Plaza Property:

Cash Flow Analysis(1)

	2013	2014	2015	Underwritten(2)(3)(4)	Underwritten $ per SF
Base Rent	$6,704,228	$6,955,595	$7,146,521	$7,003,304	$10.79
Gross Up Vacancy	0	0	0	2,022,585	3.11
Total Rent	$6,704,228	$6,955,595	$7,146,521	$9,025,889	$13.90
Total Reimbursables	2,800,565	3,119,514	3,235,276	2,991,936	4.61
Less Vacancy & Credit Loss	0	0	0	(2,022,585)	(3.11)
Effective Gross Income	$9,504,793	$10,075,109	$10,381,797	$9,995,240	$15.39

Total Operating Expenses	$4,153,385	$4,389,646	$4,030,621	$4,090,702	$6.30

Net Operating Income	$5,351,408	$5,685,463	$6,351,176	$5,904,538	$9.09
TI/LC	0	0	0	395,083	0.61
Capital Expenditures	0	0	0	129,867	0.20
Net Cash Flow	$5,351,408	$5,685,463	$6,351,176	$5,379,587	$8.28

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow is based on contractual rents as of April 6, 2016 and contractual rent steps through May 1, 2017.

(3)	Underwritten cash flow includes The Fresh Grocer (64,636 SF, $12.50 UW base rent per SF) and Vanilla Sky (6,216 SF; $21.55 UW base rent per SF), both of which are paying rent but have not yet opened for business.

(4)	Underwritten base rent excludes City Shoes (36,879 SF, $4.88 base rent per SF) which is a month-to-month tenant and Church’s Chicken (2,100 SF, $28.06 base rent per SF) which was recently re-branded as “The Kitchen” (open as of April 2016) and has outstanding aged receivables of approximately $33,112 as of March 2016.

■	Appraisal. According to the appraisal, the Cedarbrook Plaza Property had an “as-is” appraised value of $89,500,000 as of February 19, 2016.

■	Environmental Matters. According to a Phase I environmental report, dated March 7, 2016, there are no recognized environmental conditions other than the reported (but not substantiated) identification of two former dry cleaners at the Cedarbrook Plaza Property from 1967 to 1986. Based on the duration of on-site dry cleaning operation (at least 19 years), the lack of previous subsurface investigations to assess the dry cleaning operations, and the nature of dry cleaning chemicals, the potential for releases from the former dry cleaning businesses is considered a recognized environmental condition, however, the environmental consultant did not recommend any further action at the Cedarbrook Plaza Property given that the location of the dry cleaners is unknown. Additionally, the borrower sponsor has implemented an operation and maintenance plan for asbestos, which is currently in place.

■	Market Overview and Competition. The Cedarbrook Plaza Property is located in the Philadelphia metropolitan statistical area, just north of the border between the city of Philadelphia and Montgomery County. The Philadelphia MSA contains approximately 62.1 million SF of retail space. The Montgomery County retail submarket contains approximately 11.3 million SF, or 18.2% of the MSA’s retail inventory.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the primary competition for the Cedarbrook Plaza Property:

Competitive Set(1)

	Cedarbrook Plaza	Cheltenham Square Mall	8500 Henry Avenue	101 East Olney Avenue	5694 Rising Sun Avenue	4600-4640 East Roosevelt Blvd
Distance from Subject	-	1.2 miles	6.3 miles	5.0 miles	5.0 miles	5.6 miles
Property Type	Retail	Retail	Retail	Retail	Retail	Retail
Total GLA	649,337	423,440	267,000	255,776	244,000	204,832
Total Occupancy	92.1%	59.9%	97.3%	80.0%	92.7%	89.0%
Major Tenants	Wal-Mart The Fresh Grocer City Shoes Ross Dress for Less	Burlington Coat Factory ShopRite Home Depot	Kohl’s Staples LA Fitness	ShopRite Rainbow Modell’s	Forman Mills	Wal-Mart Staples Ross Dress for Less

(1)	Source: Appraisal.

■	The Borrowers. The borrowers are East Cedarbrook Plaza, LLC and Cedarbrook Plaza, Inc., each a single-purpose, single-asset entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Cedarbrook Plaza Loan. The non-recourse carveout guarantors under the Cedarbrook Plaza Loan are Nassimi Realty Corp., an indirect owner of the East Cedarbrook Plaza, LLC and a direct owner of the Cedarbrook Plaza Inc. borrower, and Mike M. Nassimi, an indirect owner of each of the borrowers.

Nassimi Realty LLC, the parent of Nassimi Realty Corp., is a privately held investment and development firm owned by the Nassimi family. Nassimi Realty LLC owns a portfolio encompassing approximately 5 million SF and valued at over $500 million.

■	Escrows. On the origination date, the borrowers funded (i) a tax reserve in an amount equal to $1,062,797, (ii) a deferred maintenance reserve for roof replacements and pavement repairs in an amount equal to $577,507, (iii) a lease renewal/replacement holdback for Aaron Rents, Inc. (which current lease is scheduled to expire in September 2016) in an amount equal to $1,588,678, (iv) an unfunded obligations reserve in an amount equal to $1,759,160 for unfunded tenant improvements and leasing commissions (The Fresh Grocer: $1,500,000; Chestnut Hill Hospital: $200,000) and free rent (National Vision: $59,160) and (v) a tenant receivables reserve in an amount equal to $302,107 which represents 6-months total rent for the following tenants with delinquent rent more than 60-days as of March 2016: Church’s Chicken, Hibachi Grill & Supreme Buffet, Jo-Mar Textiles and Rite Pizza).

On each due date, the borrowers are required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, provided, however, that reserve deposits for insurance premiums are not required if the borrowers are maintaining a blanket policy in accordance with the related loan documents and there is no continuing event of default, (ii) a tenant improvements and leasing commissions reserve in an amount equal to $27,056 (capped at $1,000,000) and (iii) a capital expenditure reserve in an amount equal to $10,822.

In addition, on each due date during the continuance of a Cedarbrook Plaza Trigger Period, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

A “Cedarbrook Plaza Trigger Period” means (i) any period commencing as of the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio (as calculated under the related loan documents assuming 30 year amortization) is less than 1.15x, and ending at the conclusion of the fiscal quarter for which the debt service coverage ratio for the trailing twelve-month period (ending on the last day of any fiscal quarter) is greater than 1.15x, (ii) the period commencing upon the borrowers’ failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and they indicate that no other Cedarbrook Plaza Trigger Period is ongoing or (iii) upon which Wal-Mart (or any successor) (a) fails to renew its lease at least 12 months prior to expiration until it renews or extends its lease and is in occupancy, open for business, paying rent or an acceptable substitute lease is entered into, (b) fails to pay amounts due beyond any applicable notice and cure period until the borrowers provide written evidence to lender

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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of a cure of the default or an acceptable substitute lease is entered into, (c) has a bankruptcy petition filing by or against it or any lease guarantor until the tenant affirms its lease during the bankruptcy proceeding, is paying rent and is in compliance with such lease or an acceptable substitute lease is entered into, respectively.

■	Lockbox and Cash Management. The Cedarbrook Plaza Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrowers to direct tenants to pay rent directly to a lender-controlled lockbox account and all amounts received by the borrower or the property manager with respect to the Cedarbrook Plaza Property (other than tenant security deposits) be deposited into such lockbox account or the cash management account by the end of the first business day following receipt. On each business day that no Cedarbrook Plaza Trigger Period or event of default is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On each business day during the continuance of a Cedarbrook Plaza Trigger Period (or, at the lender’s discretion, during the continuance of an event of default under the related loan documents), all funds in the lender-controlled cash management account are required to be used to pay debt service, required reserves and operating expenses, with all remaining amounts reserved in an excess cash flow reserve account as additional collateral. During the continuance of an event of default under the Cedarbrook Plaza Loan, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Cedarbrook Plaza Loan to amounts payable under the related loan documents and/or toward the payment of expenses of the Cedarbrook Plaza Property, in such order of priority as the lender may determine.

■	Property Management. The Cedarbrook Plaza Property is managed by Winbrook Management, LLC pursuant to a management agreement. Under the related loan documents, the Cedarbrook Plaza Property is required to remain managed by Winbrook Management, LLC or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrowers to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Cedarbrook Plaza Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Cedarbrook Plaza Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 360 days following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers will be required to carry terrorism insurance throughout the term of the Cedarbrook Plaza Loan as described in the preceding sentence, but in that event the borrowers will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrowers will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Cedarbrook Plaza Property are separately allocated to the Cedarbrook Plaza Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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VERITAS MULTIFAMILY POOL 2

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CARTIFACT
FISHERMAN'S WHARF
BAY ST
Palace of Fine Arts
MARINA DISTRICT
NORTH BEACH
TELEGRAPH HILL
RUSSIAN HILL
The Presidio
NORTH FINANCIAL DISTRICT
COW HILL
SAN FRANCISCO-OAKLAND BAY BRG
Presidio GC
NOB HILL
CHINATOWN
FILLMORE ST
LAGUNA ST
SOUTH FINANCIAL DISTRICT
UNION SQUARE
PACIFIC HEIGHTS
JAPANTOWN
TENDERLOIN
SOUTH BEACH
INNER RICHMOND
University of San Francisco
WESTERN ADDITION
CIVIC CENTER
MARKET ST
YERBA BUENA
AT&T Park
HAYES VALLEY
SOUTH OF MARKET
MULTIMEDIA GULCH
MISSION BAY
Golden Gate Park
SHOWPLACE SQUARE
INNER SUNSET
MISSION DISTRICT
CASTRO ST
DOLORES ST
MISSION ST
SAN FRANCISCO
DOGPATCH
San Francisco Bay
HARRISON ST
3RD ST
POTRERO HILL
NOE VALLEY
FOREST HILL
CENTRAL WATERFRONT
DIAMOND HEIGHTS
BERNAL HEIGHTS
India Basin
JOHN F FORAN FWY
SUNNYSIDE
PORTOLA
JAMES LICK FWY
HUNTERS POINT
INGLESIDE TERRACE
FELTON ST
MISSION TERRACE
McLaren Park
South Basin
EXCELSIOR

Veritas Multifamily Pool 2

#	Property Name	Address	City/State	Zip Code
1	701 Taylor Street	701 Taylor Street	San Francisco, CA	94108
2	1301 Leavenworth Street	1301 Leavenworth Street	San Francisco, CA	94109
3	947 Bush Street	947 Bush Street	San Francisco, CA	94109
4	685 Geary Street	685 Geary Street	San Francisco, CA	94102
5	3809 20th Street	3809 20th Street	San Francisco, CA	94114
6	434 Leavenworth Street	434 Leavenworth Street	San Francisco, CA	94102
7	1050 Post Street	1050 Post Street	San Francisco, CA	94109
8	814 California Street	814 California Street	San Francisco, CA	94108
9	267-273 Green Street	267-273 Green Street	San Francisco, CA	94133
10	2898 Jackson Street	2898 Jackson Street	San Francisco, CA	94115
11	3820 Scott Street	3820 Scott Street	San Francisco, CA	94123
12	600 Oak Street	600 Oak Street	San Francisco, CA	94117
13	861 Post Street	861 Post Street	San Francisco, CA	94109
14	3783 20th Street	3783 20th Street	San Francisco, CA	94110

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	14	Loan Seller		GSMC
Location (City/State)	San Francisco, California	Cut-off Date Principal Balance(4)		$55,000,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit(3)		$176,744.19
Size (Units)	430	Percentage of Initial Pool Balance		7.3%
Total Occupancy as of 4/18/2016(1)	94.9%	Number of Related Mortgage Loans(5)		2
Owned Occupancy as of 4/18/2016(1)	94.9%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate		3.145789%
Appraised Value(2)	$190,335,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		60

Underwritten Revenues	$10,047,838
Underwritten Expenses	$2,903,532	Escrows
Underwritten Net Operating Income (NOI)	$7,144,305		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$7,069,879	Taxes	$530,783	$91,118
Cut-off Date LTV Ratio(2)(3)	39.9%	Insurance	$0	$0
Maturity Date LTV Ratio(2)(3)	39.9%	Replacement Reserves	$3,000,000	$10,750
DSCR Based on Underwritten NOI / NCF(3)	2.95x / 2.92x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(3)	9.4% / 9.3%	Other(6)	$64,240	$0

Sources and Uses
Sources	$	%	Uses	$	%
Senior Loan Amount	$76,000,000	54.9%	Loan Payoff	$113,507,420	82.0%
Subordinate Companion Loan Amount	20,000,000	14.4	Principal Equity Distribution	15,227,597	11.0
Mezzanine Loan Amount	42,500,000	30.7	Closing Costs	6,169,961	4.5
			Reserves	3,595,023	2.6

Total Sources	$138,500,000	100.0%	Total Uses	$138,500,000	100.0%

(1)	Total Occupancy and Owned Occupancy are calculated by dividing the number of units occupied by the total number of units at the Veritas Multifamily Pool 2 Properties. Total Occupancy and Owned Occupancy excluding down units is 96.2%. Down units are units that the borrower sponsor has elected to take off-line to renovate.

(2)	The Appraised Value represents the aggregate “as-is” appraised value of the Veritas Multifamily Pool 2 Properties of $178,440,000 plus a 6.7% portfolio premium. The Cut-off Date LTV Ratio and the Maturity Date LTV Ratio for the Veritas Multifamily Pool 2 Loan calculated on the basis of the aggregate “as-is” appraised value without the portfolio premium are both 42.6%. See “—Appraisals” below.

(3)	Calculated based on the aggregate outstanding principal balance of the Veritas Multifamily Pool 2 Senior Loans. See “—The Mortgage Loan” below.

(4)	The Cut-off Date Principal Balance of $55,000,000 represents the non-controlling note A-1 of a $96,000,000 whole loan evidenced by two senior pari passu notes and one subordinate note B.

(5)	Yat-Pang Au is the guarantor of the non-recourse carveouts under the Veritas Multifamily Pool 1 Loan and the Veritas Multifamily Pool 2 Loan.

(6)	See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Veritas Multifamily Pool 2 Loan”) is part of a whole loan structure (the “Veritas Multifamily Pool 2 Whole Loan”) comprised of two non-controlling senior pari passu notes (note A-1 and note A-2, collectively, the “Veritas Multifamily Pool 2 Senior Loans”) with an aggregate outstanding principal balance of $76,000,000 (note A-2, the “Veritas Multifamily Pool 2 Pari Passu Companion Loan”) and one controlling subordinate note B with an outstanding principal balance of $20,000,000 (the “Veritas Multifamily Pool 2 Subordinate Companion Loan” and, together with the Veritas Multifamily Pool 2 Pari Passu Companion Loan the “Veritas Multifamily Pool 2 Companion Loans”). The Veritas Multifamily Pool 2 Whole Loan has an aggregate outstanding principal balance of $96,000,000 as of the Cut-off Date and is secured by borrowers’ fee simple interests in 14 multifamily properties located in San Francisco, California (the “Veritas Multifamily Pool 2 Properties”). The Veritas Multifamily Pool 2 Loan (evidenced by note A-1) has an outstanding balance as of the Cut-off Date of $55,000,000 and represents approximately 7.3% of the Initial Pool Balance. Note A-2 is expected to be contributed to one or more future securitization transactions. The Veritas Multifamily Pool 2 Whole Loan was originated by GS Commercial Real Estate LP on January 29, 2016, and each of the notes which comprise the Veritas Multifamily Pool 2 Senior Loans has an interest rate of 3.145789% per annum. The borrowers utilized the proceeds of the Veritas Multifamily Pool 2 Whole Loan to refinance existing debt on the Veritas Multifamily Pool 2 Properties, fund reserves, pay origination costs and return equity to the borrower sponsor. All calculations relating to the Veritas Multifamily Pool 2 Loan are calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the Veritas Multifamily Pool 2 Senior Loans and exclude the Veritas Multifamily Pool 2 Subordinate Companion Loan unless otherwise specified.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The Veritas Multifamily Pool 2 Loan had an initial term of 60 months and has a remaining term of 57 months as of the Cut-off Date. The Veritas Multifamily Pool 2 Loan requires interest only payments during its term. The scheduled maturity date of the Veritas Multifamily Pool 2 Loan is the due date in February 2021. The borrowers may prepay the Veritas Multifamily Pool 2 Loan, in whole or in part on or after the due date in August 2020, without payment of any prepayment premium or yield maintenance premium. Provided no event of default under the related loan documents has occurred and is continuing, at any time prior to the maturity date and on or after the first due date following the earlier to occur of (i) the second anniversary of the closing date of the securitization into which the last piece of the Veritas Multifamily Pool 2 Whole Loan is deposited and (ii) the third anniversary of the origination of the Veritas Multifamily Pool 2 Whole Loan, the Veritas Multifamily Pool 2 Loan may be defeased with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the related loan documents.

Veritas Multifamily Pool 2 Total Debt

Veritas Multifamily Pool 2 Whole Loan
Senior Loans		Interest Rate	Cumulative Cut-off Date Balance	Cumulative Amount Per Unit	Cumulative Cut-off Date LTV Ratio(1)	Underwritten In-Place NOI / NCF Debt Yield	Underwritten In-Place NOI / NCF DSCR
Veritas Multifamily Pool 2 Loan $55,000,000 Note A-1	Veritas Multifamily Pool 2 Pari Passu Companion Loan $21,000,000 Note A-2	3.145789%	$76,000,000	$176,744	39.9%	9.4% / 9.3%	2.95x / 2.92x
Veritas Multifamily Pool 2 Subordinate Companion Loan $20,000,000 Note B		5.8560%	$96,000,000	$223,256	50.4%	7.4% / 7.4%	1.98x / 1.96x
Veritas Multifamily Pool 2 Mezzanine Loan $42,500,000		7.7500%	$138,500,000	$322,093	72.8%	5.2% / 5.1%	1.03x / 1.02x

(1)	Cumulative Cut-off Date LTV Ratio is calculated by dividing the respective Cumulative Cut-off Date Balance by the aggregate “as-is” appraised value of the Veritas Multifamily Pool 2 Properties of $178,440,000 plus a 6.7% portfolio premium. The Cumulative Cut-off Date LTV Ratios for the Senior Loans, Veritas Multifamily Pool 2 Subordinate Companion Loan and Mezzanine Loan calculated on the basis of the aggregate “as-is” appraised value without the portfolio premium are 42.6%, 53.8% and 77.6%, respectively. See “—Appraisals” below.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	The Mortgaged Properties. The Veritas Multifamily Pool 2 Loan is secured by, among other things, first liens on the borrowers’ fee simple interests in 14 multifamily properties located in San Francisco, California consisting of 430 multifamily units and 8 retail units. Each of the Veritas Multifamily Pool 2 Properties, except for the 1301 Leavenworth Street Property, is subject to San Francisco’s rent control ordinance that limits annual rent increases to 60% of the Bay Area Consumer Price Index (“CPI”) that applies to all multifamily properties built prior to 1979. The 1301 Leavenworth Street Property is excluded from the rent control ordinance since it was rebuilt following a casualty. Each time an existing tenant vacates, the rent can be reset to market levels (with subsequent annual increases for that tenant limited to 60% of Bay Area CPI). As a result of rent control, in-place rents at the Veritas Multifamily Pool 2 Properties are approximately 35.3% below the borrowers’ estimate of current market rents in the aggregate, with approximately 90.2% of the multifamily units below the borrowers’ estimate of market rent levels as of April 18, 2016. Unless otherwise specified, market rents are as provided by the borrower sponsor. Cash flow growth at the Veritas Multifamily Pool 2 Properties reflects, in part, renovation of vacated units and re-leasing such units at higher rents. The Veritas Multifamily Pool 2 Properties achieved net cash flow growth of 6.8% in 2015 over the prior year and 2014 net cash flow was 17.0% greater than 2013.

For property level information on each of the Veritas Multifamily Pool 2 Properties, see “Certain Characteristics of the Mortgage Loans and Mortgaged Properties” in Annex A-1 to the Preliminary Prospectus.

Portfolio Summary by Neighborhood

Neighborhood	# of Properties	# of Residential Units(1)	# of Retail Units(1)	Occupancy(1)	Underwritten In-Place Rent(1)	% of Allocated Loan Amount	Aggregate Appraised Value	Underwritten In-Place Net Cash Flow
Downtown	5	222	5	94.6%	$3,640,325	36.0%	$67,990,000	$2,688,047
Mission Dolores	3	64	0	93.8%	1,617,460	18.3	30,420,000	1,160,770
Nob Hill	1	55	3	92.7%	1,193,887	13.7	26,940,000	1,018,665
Russian Hill	1	24	0	100.0%	925,920	10.0	16,630,000	743,882
Telegraph Hill	1	20	0	95.0%	522,052	6.1	10,200,000	366,840
Pacific Heights	1	15	0	93.3%	486,108	5.8	9,610,000	416,232
Marina	1	12	0	100.0%	470,346	5.3	8,750,000	387,632
Western Addition	1	18	0	100.0%	398,891	4.8	7,900,000	287,810
Total / Wtd. Avg.	14	430	8	94.9%	$9,254,990	100.0%	$178,440,000	$7,069,879

(1)	Provided by the borrowers, as of April 18, 2016.

The following table presents certain information relating to the units and rent at the Veritas Multifamily Pool 2 Properties:

Unit Mix(1)

Unit Type	# of Units	Occupancy	Underwritten In-Place Average Monthly Rent per Unit	Average Monthly Market Rent per Unit(2)	% Below Market Rent(2)	Annual Underwritten In-Place Rent	Annual Market Rent(2)
Studio	267	95.5%	$1,470	$2,370	38.0%	$4,499,682	$7,593,120
One Bedroom	139	94.2%	$2,405	$3,706	35.1%	3,781,091	6,182,100
Two Bedroom	24	91.7%	$3,690	$4,541	18.7%	974,218	1,307,760
Total / Wtd. Avg.	430	94.9%	$1,890	$2,923	35.3%	$9,254,990	$15,082,980

(1)	Provided by the borrowers, as of April 18, 2016.

(2)	Market rents are borrower estimates.

The following table presents certain information relating to historical leasing at the Veritas Multifamily Pool 2 Properties:

Historical Leased %(1)

	2013	2014	2015	As of 4/18/2016
Occupancy	93.5%	94.7%	96.5%	94.9%
Adjusted Occupancy(2)	97.1%	95.5%	97.4%	96.2%

(1)	As provided by the borrowers and reflects occupancy for the indicated period as of the rent roll dated November 30 unless otherwise specified.

(2)	Adjusted Occupancy means, for the specified time period, the percentage of units occupied, which is calculated by dividing the number of units occupied by the total number of units, excluding units down for renovation. Down units are units that the borrower sponsor has elected to take off-line to renovate

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Veritas Multifamily Pool 2 Properties:

Cash Flow Analysis(1)

	2013	2014	2015	Borrowers’ 2016 Budget(2)	Underwritten In-Place(3)	Underwritten Year 5(4)	Underwritten Mark-To-Market(5)
Gross Potential Rent	$11,886,486	$11,863,358	$12,074,327	$15,373,515	$15,082,980	$18,350,751	$15,082,980
Loss to Lease	(3,979,059)	(3,108,524)	(2,595,500)	(4,979,104)	(5,017,870)	(3,872,753)	0
Gross Scheduled Rent	$7,907,427	$8,754,834	$9,478,827	$10,394,411	$10,065,110	$14,477,998	$15,082,980
Actual Vacancy	(287,256)	(621,018)	(787,911)	(517,106)	(554,880)	0	0
Renovation Vacancy	(447,490)	(117,191)	(385,705)	(433,380)	(255,240)	(140,149)	0
Concession Loss	(11,391)	(43,132)	(15,471)	(2,400)	(15,471)	(15,471)	(15,471)
Net Rental Income	$7,161,290	$7,973,493	$8,289,740	$9,441,525	$9,239,520	$14,322,378	$15,067,509
Market Vacancy	0	0	0	0	0	(429,671)	(452,025)
Effective Rental Income	$7,161,290	$7,973,493	$8,289,740	$9,441,525	$9,239,520	$13,892,707	$14,615,484
Other Residential Income	254,559	281,580	468,578	473,706	477,952	522,354	353,771
Retail Income	286,997	282,756	290,699	322,640	330,366	382,984	330,366
Effective Gross Income	$7,702,846	$8,537,828	$9,049,017	$10,237,871	$10,047,838	$14,798,045	$15,299,621
Payroll	225,814	400,156	431,505	454,909	454,909	512,004	454,909
General & Administrative	200,616	108,300	38,153	55,792	55,792	62,794	55,792
Repairs & Maintenance	299,708	280,875	258,298	241,098	241,098	271,358	241,098
Utilities	669,017	690,507	776,546	774,534	774,534	871,745	774,534
Management Fee	263,456	168,801	182,533	203,805	200,957	295,961	305,992
Real Estate Taxes	1,075,677	1,033,927	1,053,055	992,460	1,061,566	1,074,270	1,061,566
Insurance	172,631	243,316	312,714	115,678	114,676	130,197	114,676
Total Expenses	$2,906,918	$2,925,881	$3,052,805	$2,838,276	$2,903,532	$3,218,330	$3,008,568

Net Operating Income	$4,795,928	$5,611,947	$5,996,212	$7,399,595	$7,144,305	$11,579,715	$12,291,053
Capital Expenditure Reserves	0	0	0	0	74,426	86,280	74,426
Net Cash Flow	$4,795,928	$5,611,947	$5,996,212	$7,399,595	$7,069,879	$11,493,435	$12,216,627

(1)	Certain items such as interest expense, interest income, and any non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Borrowers’ 2016 budget cash flow is based on underwritten rent roll dated January 22, 2016.

(3)	Underwritten in-place cash flow is based on rent roll as of April 18, 2016 and borrower budgeted expenses.

(4)	Underwritten year 5 cash flow is based on rent roll as of April 18, 2016, and assumes a growth rate of 4.0% on market rents, 1.8% on restricted rents and 3.0% on expenses. Occupancy is calculated based on market vacancy of 3.0%, ongoing concessions, non-revenue losses and renovation vacancy. Unless otherwise specified, market rents are as provided by the borrower sponsor.

(5)	Underwritten mark-to-market cash flow is based on number of units available and market rent, as provided by the borrower sponsor. Occupancy is calculated based on market vacancy of 3.0%, ongoing concessions, non-revenue losses and renovation vacancy. Unless otherwise specified, market rents are as provided by the borrower sponsor.

■	Appraisals. According to an appraisal, the Veritas Multifamily Pool 2 Properties had an aggregate “as-is” portfolio appraised value, inclusive of an approximately 6.7% portfolio premium, of $190,335,000 as of January 22, 2016. The aggregate “as-is” value of the Veritas Multifamily Pool 2 Properties without the portfolio premium is $178,440,000.

■	Environmental Matters. According to Phase I environmental reports, dated between December 23, 2015 and January 8, 2016, there are no recognized environmental conditions or recommendations for further action at the Veritas Multifamily Pool 2 Properties.

■	Market Overview and Competition. The Veritas Multifamily Pool 2 Properties are located in multiple submarkets throughout San Francisco. The largest submarket by appraised value among the Veritas Multifamily Pool 2 Properties is Civic Center/Downtown. These locations are generally densely populated and urban with limited space to construct competing housing units. The vacancy rate in the San Francisco metro area as of the third quarter of 2015 was 3.9% for multifamily properties according to the appraisals.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents an overview of the various submarkets in the San Francisco multifamily rental market as of the third quarter of 2015:

Submarket Metrics(1)

Submarket	Inventory (Buildings)	Inventory (Units)	Asking Rent ($ per Month)	Vacancy %
Russian Hill / Embarcadero	88	9,826	$3,295	2.0%
South of Market	113	18,063	$3,011	8.2%
Marina / Pacific Heights	218	8,084	$2,848	1.3%
Haight Ashbury	212	13,586	$2,775	5.5%
West San Francisco	130	19,522	$2,561	3.2%
Central San Mateo	124	15,289	$2,535	2.4%
North San Mateo	82	14,602	$2,230	3.8%
South Marin	54	7,306	$2,221	4.1%
South San Mateo	170	11,163	$2,117	2.2%
Civic Center / Downtown	232	17,097	$2,032	4.8%

(1)	Source: Appraisals.

■	The Borrowers. The Veritas Multifamily Pool 2 Loan was made to 14, single-purpose, single-asset entities. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Veritas Multifamily Pool 2 Whole Loan. The borrowers are 100% indirectly owned and controlled by a joint venture between (i) entities controlled by Veritas Investments, Inc. (“Veritas”) and Yat-Pang Au and (ii) certain funds for which The Baupost Group, L.L.C. (“Baupost”) is the registered investment advisor. Yat-Pang Au, the related non-recourse carveout guarantor, is the chief executive officer and founder of Veritas. Veritas is a vertically integrated multifamily and urban retail investment platform headquartered in San Francisco, California. Veritas was founded in 2007 and is one of the largest institutional owners of multifamily properties in San Francisco based on buildings owned. Currently, Veritas, together with its affiliates and capital partners, manages more than 4,000 units across 167 buildings in the Bay Area. Baupost is a Boston-based registered investment advisor for a certain value-oriented hedge fund founded in 1982 by Seth Klarman. With over $28 billion under management, Baupost is among the top 30 hedge funds globally based on gross assets under management. Veritas is the operating partner of the joint venture.

■	Escrows. On the origination date, the borrowers funded (i) a tax reserve in the amount of $530,783, (ii) a capital expenditure reserve of $3,000,000 for renovating the units and (iii) a deferred maintenance and environmental reserve of $64,240 which is equal to 110% of the estimated amount required to fund structural, environmental or other issues at the Veritas Multifamily Pool 2 Properties.

On each due date, the borrowers are required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period; provided, however, that reserve deposits for insurance premiums are not required if the borrowers are maintaining a blanket policy in accordance with the related loan documents, and (ii) a capital expenditure reserve in an amount equal to the product of (x) $25 times (y) the aggregate number of rental units at the Veritas Multifamily Pool 2 Properties that have not been released from the lien of the mortgage (as of the origination date, there are 430 rental units at the Veritas Multifamily Pool 2 Properties).

In addition, on each due date during the continuance of a Veritas Multifamily Pool 2 Trigger Period, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

■	Lockbox and Cash Management. The Veritas Multifamily Pool 2 Loan is structured with a soft lockbox and in-place cash management. The related loan documents require the borrowers to cause all cash revenues relating to the Veritas Multifamily Pool 2 Properties (other than tenant security deposits) be deposited into such lockbox account or a lender-controlled cash management account within three business days following receipt. On each business day, all amounts in the lockbox account are required to be remitted to the cash management account.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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For so long as no Veritas Multifamily Pool 2 Trigger Period or event of default under the Veritas Multifamily Pool 2 Loan is continuing, on each business day, the lender will be required to remit to a borrower-controlled operating account all amounts in the cash management account in excess of the amount required to pay monthly reserves and debt service on the next due date. On each due date during the continuance of a Veritas Multifamily Pool 2 Trigger Period or, at the lender’s discretion, during an event of default under the Veritas Multifamily Pool 2 Loan agreement, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses, and that all remaining amounts be reserved in an excess cash flow reserve account.

A “Veritas Multifamily Pool 2 Trigger Period” means any period (i) commencing upon the debt service coverage ratio (as calculated under the related loan documents) at the conclusion of two consecutive fiscal quarters (beginning with the second fiscal quarter of 2017) falling below (a) from January 29, 2017 to January 28, 2018, 1.05x, until the debt service coverage ratio is greater than or equal to 1.05x for two consecutive fiscal quarters and (b) from and after January 29, 2018, 1.10x, until the debt service coverage ratio is greater than or equal to 1.10x for two consecutive fiscal quarters, (ii) commencing upon the borrowers’ failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and they indicate that no other Veritas Multifamily Pool 2 Trigger Period is ongoing and (iii) any period during the continuance of an event of default under the mezzanine loan.

■	Property Management. The Veritas Multifamily Pool 2 Properties are currently managed by Greentree Property Management, Inc. Under the related loan documents, the Veritas Multifamily Pool 2 Properties are required to remain managed by any management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrowers to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the related loan documents, (ii) upon the occurrence of a material default by the property manager, (iii) if the property manager files for or is the subject of a petition in bankruptcy or (iv) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Release of Collateral. Provided no event of default under the Veritas Multifamily Pool 2 Whole Loan is then continuing, at any time from and after the due date in August 2020, the borrowers may obtain the release of one or more of the related Veritas Multifamily Pool 2 Properties from the lien of the related loan documents, subject to the satisfaction of certain conditions set forth in the related loan documents, including among others: (i) prepayment in an amount equal to Release Price for each Veritas Multifamily Pool 2 Property being released; (ii) with respect to a partial release, after giving effect to the release, (1) the debt service coverage ratio (as calculated under the related loan documents) for the remaining Veritas Multifamily Pool 2 Properties for the 12-month period ended at the conclusion of the most recently ended fiscal quarter is no less than the greater of (a) 1.01x and (b) the debt service coverage ratio immediately prior to the release and (2) the debt yield (as calculated under the related loan documents) for the remaining Veritas Multifamily Pool 2 Properties for the 12-month period ended at the conclusion of the most recently ended fiscal quarter is no less than the greater of (a) 5.05% and (b) the debt yield immediately prior to the release; (iii) delivery of a Rating Agency Confirmation and (iv) delivery of a REMIC opinion (clauses (ii) through (iv), the “Veritas Pool 2 Release Conditions”).

Provided no event of default under the related loan is then continuing, at any time on or after the first due date following the earlier to occur of (a) the third anniversary of the origination date of the Veritas Multifamily Pool 2 Whole Loan and (b) the second anniversary of the closing date of the securitization into which the last piece of the Veritas Multifamily Pool 2 Whole Loan is deposited, the borrowers may obtain the release of one or more of the Veritas Multifamily Pool 2 Properties from the lien of the Veritas Multifamily Pool 2 Whole Loan documents, subject to the satisfaction of certain conditions, including among others: (i) delivery of defeasance collateral in an amount not less than the Release Price; (ii) the Veritas Pool 2 Release Conditions and (iii) the mezzanine loan is simultaneously defeased in accordance with the terms of the mezzanine loan agreement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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“Release Price” means, with respect to any Veritas Multifamily Pool 2 Property as of the date of the proposed release of such Veritas Multifamily Pool 2 Property, the product of its allocated loan amount and the applicable percentage as may be adjusted based on the aggregate of all prior releases as a percentage of the original loan balance previously released set forth in the chart below:

Percentage	Aggregate Prior Release Percentage
105%	Less than or equal to 5%
110%	Greater than 5% but less than or equal to 20%
115%	Greater than 20%

■	Substitution. Provided no event of default under the related Veritas Multifamily Pool 2 Whole Loan is then continuing, at any time after the earlier to occur of (i) July 29, 2016 and (ii) the closing date of the securitization into which the last piece of the Veritas Multifamily Pool 2 Whole Loan is deposited, the borrowers may substitute one or more of the Veritas Multifamily Pool 2 Properties with other multifamily residential properties, subject to the satisfaction of certain conditions, including among others: (i) delivery of Rating Agency Confirmation and (ii) the aggregate of the allocated loan amounts of all replaced properties during the term of the Veritas Multifamily Pool 2 Whole Loan does not exceed 10% of the original principal balance of the Veritas Multifamily Pool 2 Whole Loan.

■	Mezzanine or Subordinate Indebtedness. Concurrently with the origination of the Veritas Multifamily Pool 2 Whole Loan, GS Commercial Real Estate LP made a $42,500,000 mezzanine loan (the “Veritas Multifamily Pool 2 Mezzanine Loan”) to the direct parent of the borrowers secured by a pledge of 100% of the equity interests in the borrowers. The Veritas Multifamily Pool 2 Mezzanine Loan carries an interest rate of 7.7500% per annum and is co-terminous with the Veritas Multifamily Pool 2 Whole Loan. The lenders entered into an intercreditor agreement that provides for customary consent rights, cure rights and the right to purchase defaulted loans. See “Description of the Mortgage Pool—Additional Indebtedness—Mezzanine Indebtedness” in the Preliminary Prospectus.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Veritas Multifamily Pool 2 Properties (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers will be required to carry terrorism insurance throughout the term of the Veritas Multifamily Pool 2 Loan as described in the preceding sentence, but in that event the borrowers will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrowers will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $150,000. The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Veritas Multifamily Pool 2 Properties are separately allocated to the Veritas Multifamily Pool 2 Properties and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgage Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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HAMPTON INN SAN DIEGO MISSION VALLEY

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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HAMPTON INN SAN DIEGO MISSION VALLEY

Hampton Inn San Diego
Mission Valley
2151 Hotel Circle South
San Diego, CA 92108
LA JOLLA
Mission
Bay
Pacific
Ocean
San Diego
DOWNTOWN
SAN DIEGO
Coronado
National
City
University of
California-San Diego
(Ucsd)
Scripps Memorial
Hospital
Thornton
Hospital
Scripps Institution
Of Oceanography
La Jolla
Village Square
Costa
Verse
Center
Westfield
UTC
MIRAMAR MARINE
STATION
LA JOLLA
VILLAGE
UNIVERSITY
CITY
Vons Center
Marketplace
NORTH
CLAIREMONT
KEARNY
MESA
Genesee
Plaza
BAY HO
CLAIREMONT
MESA
MONTGOMERY
FIELD
PACIFIC
BEACH
MISSION
BEACH
BAY PARK
Children's
Hospital
SERRA MESA
Kaiser
Permanente
-San Diego
DEL CERRO
Qualcomm
Stadium
MISSION
VALLEY
San Diego
State University
Belmont Park
Beachfront
Amusement
Seaworld
University of
San Diego
Fashion
Valley
Westfield
Mission Valley
San Diego
Sports Arena
UCSD
Medical
UNIVERSITY
HEIGHTS
NORMAL
HEIGHTS
MID CITY
ROLANDO
OLD TOWN
Scripps Mercy
Hospital
LOMA PORTAL
NORTH PARK
DARNALL
EL CERRITO
Marketplace
at the Grove
CITY
HEIGHTS
SAN DIEGO
INTERNATIONAL AIRPORT
San Diego
Zoo
MIDTOWN
United States Naval
Medical Center
WEBSTER
Point Loma
Nazarene University
Petco
Park
ENCANTO
NORTH ISLAND
AIR STATION
ALTA VISTA
Paradise Valley
Hospital
PARADISE
HILLS
Westfield
Plaza Bonita
NORTHWEST
Scripps Mercy
Hospital
Chula Vista
Center
Oceanside
Vista
Carlsbad
Escondido
Encinitas
Solana Beach
Poway
Del Mar
Santee
El Cajon
La Mesa
Coronado
National
City
Chula Vista
CARTIFACT
MAP © 2016 CARTIFACT · DATA © OSM

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	San Diego, California	Cut-off Date Principal Balance		$33,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$179,347.83
Size (Rooms)	184	Percentage of Initial Pool Balance		4.4%
Total TTM Occupancy as of 3/31/2016	91.7%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 3/31/2016	91.7%	Type of Security		Fee Simple
Year Built / Latest Renovation	2014 / NAP	Mortgage Rate		5.0640%
Appraised Value	$48,300,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		60

Underwritten Revenues	$9,402,443
Underwritten Expenses	$5,394,230
Underwritten Net Operating Income (NOI)	$4,008,214	Escrows
Underwritten Net Cash Flow (NCF)	$3,632,116		Upfront	Monthly
Cut-off Date LTV Ratio	68.3%	Taxes	$125,752	$41,917
Maturity Date LTV Ratio	63.1%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	1.87x / 1.70x	FF&E	$0	$30,404
Debt Yield Based on Underwritten NOI / NCF	12.1% / 11.0%	Other(1)	$1,909,950	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$33,000,000	100.0%	Loan Payoff	$16,618,168	50.4%
			Principal Equity Distribution	14,042,192	42.6
			Reserves	2,035,702	6.2
			Closing Costs	303,939	0.9

Total Sources	$33,000,000	100.0%	Total Uses	$33,000,000	100.0%

(1)	See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Hampton Inn San Diego Mission Valley Loan”) is evidenced by a note in the original principal amount of $33,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a limited service hotel property located in San Diego, California (the “Hampton Inn San Diego Mission Valley Property”). The Hampton Inn San Diego Mission Valley Loan was originated by Goldman Sachs Mortgage Company on December 30, 2015 and represents approximately 4.4% of the Initial Pool Balance. The note evidencing the Hampton Inn San Diego Mission Valley Loan has an outstanding principal balance as of the Cut-off Date of $33,000,000 and an interest rate of 5.0640% per annum. The borrower utilized the proceeds of the Hampton Inn San Diego Mission Valley Loan to refinance the existing debt on the Hampton Inn San Diego Mission Valley Property, fund reserves, pay origination costs and return equity to the borrower sponsor.

The Hampton Inn San Diego Mission Valley Loan had an initial term of 120 months and has a remaining term of 116 months as of the Cut-off Date. The Hampton Inn San Diego Mission Valley Loan requires monthly payments of interest only for the initial 60 months, followed by monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the Hampton Inn San Diego Mission Valley Loan is the due date in January 2026. Voluntary prepayment of the Hampton Inn San Diego Mission Valley Loan is prohibited prior to the due date in July 2025. Provided that no event of default under the Hampton Inn San Diego Mission Valley Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■	The Mortgaged Property. The Hampton Inn San Diego Mission Valley Property is a 184-room limited service hotel located in the Mission Valley submarket of San Diego, California. The Hampton Inn San Diego Mission Valley Property is located approximately five miles north of downtown San Diego and approximately one mile east of the Interstate 8 / Interstate 5 interchange. It is proximate to many of San Diego’s leisure attractions and business venues including: San Diego Zoo, SeaWorld, the Gaslamp Quarter, and the San Diego Convention Center. The Hampton Inn San Diego Mission Valley Property offers guests a variety of amenities including a business center, a fitness center, heated outdoor pool and spa, complimentary hot breakfast, a boardroom and guest laundry room.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the 2015 demand analysis with respect to the Hampton Inn San Diego Mission Valley Property based on market segmentation, as provided in the appraisal for the Hampton Inn San Diego Mission Valley Property:

2015 Accommodated Room Night Demand(1)

Property	Meeting and Group	Leisure	Corporate
Hampton Inn San Diego Mission Valley	7.0%	83.0%	10.0%

(1)	Source: Appraisal.

The following table presents certain information relating to the penetration rates relating to the Hampton Inn San Diego Mission Valley Property and various market segments, as provided in a March 2016 travel research report for the Hampton Inn San Diego Mission Valley Property:

Penetration Rates(1)

	Occupancy	ADR	RevPAR
TTM March 2016	113.7%	102.8%	116.9%
TTM March 2015	104.0%	102.2%	106.3%

(1)	Source: March 2016 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Hampton Inn San Diego Mission Valley Property:

Hampton Inn San Diego Mission Valley(1)

	2015	TTM 3/31/2016
Occupancy	90.9%	91.7%
ADR	$139.39	$141.24
RevPAR	$126.75	$129.55

(1)	As provided by the borrower and represents averages for the indicated periods.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Hampton Inn San Diego Mission Valley Property:

Cash Flow Analysis(1)(2)

	2015	TTM 3/31/2016	Underwritten	Underwritten $ per Room
Rooms Revenue	$8,512,846	$8,724,647	$8,700,777	$47,287
Other Operating Department Revenue(3)	664,310	703,591	701,666	3,813
Total Revenue	$9,177,156	$9,428,238	$9,402,443	$51,100

Room Expense	$1,967,027	$2,045,051	$2,039,456	$11,084
Other Operating Departments Expense	71,634	66,534	66,352	361
Total Departmental Expense	$2,038,661	$2,111,585	$2,105,808	$11,445
Total Undistributed Expense	2,845,684	2,913,172	2,910,253	15,817
Total Fixed Expense	332,734	384,184	378,169	2,055
Total Operating Expenses	$5,217,079	$5,408,941	$5,394,230	$29,316

Net Operating Income	$3,960,077	$4,019,297	$4,008,214	$21,784
FF&E	367,086	377,130	376,098	2,044
Net Cash Flow	$3,592,991	$3,642,168	$3,632,116	$19,740

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The Hampton Inn San Diego Mission Valley Property opened in 2014.

(3)	Other operating department revenue includes daily parking, movie rentals, cancellation/attrition and other miscellaneous revenue.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Appraisal. According to the appraisal, the Hampton Inn San Diego Mission Valley Property had an “as-is” appraised value of $48,300,000 as of November 20, 2015.

■	Environmental Matters. According to a Phase I environmental report, dated December 1, 2015, there are no recognized environmental conditions or recommendations for further action at the Hampton Inn San Diego Mission Valley Property.

■	Market Overview and Competition. The Hampton Inn San Diego Mission Valley Property is located in the Mission Valley submarket of San Diego, California. According to the March 2016 travel research report, the Hampton Inn San Diego Mission Valley Property’s competitive set has an average occupancy of 80.7%, ADR of $137.39, and RevPAR of $110.81 as of the trailing 12-month period ended March 31, 2016.

The following table presents certain information relating to the primary competition for the Hampton Inn San Diego Mission Valley Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	TTM March 2016 Occupancy	TTM March 2016 ADR	TTM March 2016 RevPAR
Hampton Inn San Diego Mission Valley	184	2014	91.7%	$141.24	$129.55

Competitive Set
Courtyard San Diego Mission Valley Hotel Circle	317	1971	NAV	NAV	NAV
Comfort Inn & Suites San Diego Zoo Sea World Area	200	1970	NAV	NAV	NAV
Doubletree San Diego Hotel Circle	219	1970	NAV	NAV	NAV
Holiday Inn Express San Diego Airport Old Town	123	1989	NAV	NAV	NAV
Fairfield Inn & Suites San Diego Old Town	123	1988	NAV	NAV	NAV
Four Points by Sheraton San Diego SeaWorld	207	1991	NAV	NAV	NAV
Total / Wtd. Avg. Competitive Set			80.7%	$137.39	$110.81

(1)	Source: March 2016 travel research report.

■	The Borrower. The borrower is G5 Global Partners IX, LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hampton Inn San Diego Mission Valley Loan. The non-recourse carveout guarantor under the Hampton Inn San Diego Mission Valley Loan is Mayur B. Patel, an indirect owner of the borrower.

T2 Management, LLC, a non-member manager of the borrower was founded by Mayur B. Patel, and is a hotel investment company that specializes in owning, operating and developing hospitality assets. The T2 Management, LLC current portfolio consists of over 4,800 rooms across 22 properties, all of which are located in California, with the exception of one (Curio/Lifestyle Hotel in Denver, Colorado). T2 Management, LLC, a privately owned hotel company, is an affiliate of Tarsadia Hotels.

■	Escrows. On the origination date, the borrower funded a pending litigation reserve of $1,909,950 relating to a mechanic’s lien recorded against the Hampton Inn San Diego Mission Valley Property. The reserve of $1,909,950 represents a lien amount of $1,527,960 plus additional costs to cover legal fees. At origination, the borrower also funded a tax reserve of $125,752.

On each due date, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, provided, however, that reserve deposits for insurance premiums are not required if the borrower is maintaining a blanket policy in accordance with the related loan documents and there is no continuing event of default, and (ii) an FF&E reserve in the amount of (a) on each due date from February 2016 through and including January 2017, $30,404, and (b) beginning on the due date in February 2017, the greater of (1) the monthly amount required to be reserved for the replacement of furniture, fixtures and equipment pursuant to the franchise agreement and (2) one-twelfth of 4% of the operating income for the Hampton Inn San Diego Mission Valley Property for the previous 12-month period (as determined on December 31 of each year).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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In addition, on each due date during the continuance of a Hampton Inn San Diego Mission Valley Trigger Period, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

A “Hampton Inn San Diego Mission Valley Trigger Period” means (i) any period commencing as of the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio (as calculated under the related loan documents) is less than 1.30x, and ending at the conclusion of the second consecutive fiscal quarter for which the debt service coverage ratio for the trailing 12-month period (ending on the last day of any fiscal quarter) is greater than 1.30x, or (ii) the period commencing upon the borrower’s failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and they indicate that no other Hampton Inn San Diego Mission Valley Trigger Period is ongoing.

■	Lockbox and Cash Management. The Hampton Inn San Diego Mission Valley Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrower to direct credit card companies to remit all credit card receivables directly to a lender-controlled lockbox account, and require that all cash revenues relating to the Hampton Inn San Diego Mission Valley Property and all other money received by the borrower or the property manager with respect to the Hampton Inn San Diego Mission Valley Property be deposited into such lockbox account or a lender-controlled cash management account within one business day following receipt. On each business day that no Hampton Inn San Diego Mission Valley Cash Management Period is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On each business day during the continuance of a Hampton Inn San Diego Mission Valley Cash Management Period, all funds in the lockbox account are required to be swept into a lender-controlled cash management account and if a Hampton Inn San Diego Mission Valley Trigger Period is continuing (or, at the lender’s discretion, during the continuance of an event of default under the related loan documents), be used to pay debt service, required reserves and operating expenses, with all remaining amounts reserved in an excess cash flow reserve account. During the continuance of an event of default under the Hampton Inn San Diego Mission Valley Loan, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Hampton Inn San Diego Mission Valley Loan to amounts payable under the related loan documents and/or toward the payment of expenses of the Hampton Inn San Diego Mission Valley Property, in such order of priority as the lender may determine.

A “Hampton Inn San Diego Mission Valley Cash Management Period” means any period during an Hampton Inn San Diego Mission Valley Trigger Period or event of default until cured, or if a prior Hampton Inn San Diego Mission Valley Trigger Period or event of default has occurred, until the satisfaction of the indebtedness under the Hampton Inn San Diego Mission Valley Loan.

■	Property Management. The Hampton Inn San Diego Mission Valley Property is managed by Evolution Hospitality, LLC pursuant to a management agreement. Under the related loan documents, the Hampton Inn San Diego Mission Valley Property is required to remain managed by Evolution Hospitality, LLC or any other management company approved by the lender and with respect to which Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Hampton Inn San Diego Mission Valley Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Hampton Inn San Diego Mission Valley Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Hampton Inn San Diego Mission Valley Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may only have a deductible acceptable to lender in its full discretion. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Hampton Inn San Diego Mission Valley Property are separately allocated to the Hampton Inn San Diego Mission Valley Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CARTIFACT
Fairview Plaza
5940-5970 Fairview Road
Charlotte, NC 28210
Charlotte
DOWNTOWN CHARLOTTE
Johnson C Smith University
Bank of America Stadium
Charlotte Convention Center
Time Warner Cable Arena
NASCAR Hall of Fame
Central Piedmont Community College
Novant Health Presbyterian Medical Center
Levine Children's Hospital
Queens University Of Charlotte
CHARLOTTE DOUGLAS INTERNATIONAL AIRPORT
Carolina Golf Club
Renaissance Park Golf Course
Hechinger Shopping Center
Park Road Shopping Center
Seneca Place
Seneca Square
Tyvola Mall
Archdale Marketplace
Starmount Shopping Center
Park Road Park
South Park Mall
Terraces at Southpark
Sharon Shopping Center
Phillips Place
Foxcroft East Shopping Center
Myers Park Country Club
Providence Plaza
Cottswold Village Shops
Sharon Memorial Park & Cemetery
McAlpine Creek Park
South Oak Center
South Square Marketplace
Southwood Village
Quail Hollow Country Club
Carmel Country Club
Carolina Pavilion
Pineville
Carowinds
The Centrum
Tower Place Festival
McMullen Creek Market
Pineville Towne Market
Carolina Place Mall
The Arboretum Shopping Center
Raintree Country Club
TPC At Piper Glen
Regent Park Golf Club
Toringdon Market
Ballantyne Resort Golf Course
StoneCrest at Piper Glen
Promenade on Providence
Rea Village
Ballantyne Country Club
Springfield Golf Course
Charlotte Golf Links
Huntersville
Concord
Concord Regional Airport
Stanley
Mt Holly
Harrisburg
Lowell
Belmont
Charlotte/Douglas Intl Airport
Mint Hill
Matthews
Hemby Bridge
Lake Park
Indian Trail
Pineville
Tega Cay
Weddington

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Charlotte, North Carolina	Cut-off Date Principal Balance	$29,815,047
Property Type	Mixed Use	Cut-off Date Principal Balance per SF	$91.53
Size (SF)	325,736	Percentage of Initial Pool Balance	4.0%
Total Occupancy as of 4/25/2016	86.9%	Number of Related Mortgage Loans	None
Owned Occupancy as of 4/25/2016	86.9%	Type of Security	Fee Simple
Year Built / Latest Renovation	1965, 1974, 1984, 2008 / 2013-2015	Mortgage Rate	4.6750%
Appraised Value	$45,200,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP

Underwritten Revenues	$6,014,041
Underwritten Expenses	$2,618,947	Escrows
Underwritten Net Operating Income (NOI)	$3,395,094	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,986,182	Taxes	$0	$45,447
Cut-off Date LTV Ratio	66.0%	Insurance	$0	$0
Maturity Date LTV Ratio	54.0%	Replacement Reserves	$0	$5,971
DSCR Based on Underwritten NOI / NCF	1.82x / 1.60x	TI/LC(1)	$500,000	$34,583
Debt Yield Based on Underwritten NOI / NCF	11.4% / 10.0%	Other(2)	$4,400	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$30,000,000	100.0%	Loan Payoff	$27,782,450	92.6%
Closing Costs	882,583	2.9
Principal Equity Distribution	830,567	2.8
Reserves	504,400	1.7

Total Sources	$30,000,000	100.0%	Total Uses	$30,000,000	100.0%

(1)	TI/LC reserve is capped at $1,245,000.
(2)	See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Fairview Plaza Loan”) is evidenced by a note in the original principal amount of $30,000,000, secured by a first mortgage encumbering the fee simple interest in a mixed use property located in Charlotte, North Carolina (the “Fairview Plaza Property”). The Fairview Plaza Loan was originated by Goldman Sachs Mortgage Company on November 13, 2015 and represents approximately 4.0% of the Initial Pool Balance. The note evidencing the Fairview Plaza Loan has a principal balance as of the Cut-off Date of $29,815,047 and an interest rate of 4.6750% per annum. The borrower utilized the proceeds of the Fairview Plaza Loan to refinance the existing debt on the Fairview Plaza Property, return equity to the borrower sponsor, fund reserves and pay closing costs.

The Fairview Plaza Loan had an initial term of 120 months and has a remaining term of 115 months. The Fairview Plaza Loan requires monthly payments of interest and principal sufficient to amortize the Fairview Plaza Loan over a 30-year amortization schedule. The scheduled maturity date is the due date in December 2025. Voluntary prepayment of the Fairview Plaza Loan is prohibited prior to the due date in September 2025. Provided that no event of default is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■	The Mortgaged Property. The Fairview Plaza Property is an approximately 325,736 SF office and retail property located in Charlotte, North Carolina. The Fairview Plaza Property was originally built in 1965 with subsequent build outs occurring through 2008, consisting of two eight-story office buildings 263,396 SF, one five-story office building 49,061 SF, and a single-story 13,279 SF retail building, totaling 325,736 SF. Retail space accounts for 4.1% of SF with the largest tenants including AT&T 5,682 SF, Panera Bread 4,296 SF and Friendly Dental 2,541 SF. The Fairview Plaza Property is located in the South Park neighborhood of Charlotte. South Park, anchored by the South Park Mall, is comprised of high-end retail, hotels, restaurants and housing, all within one mile of the Fairview Plaza Property. The South Park employment district has an estimated 67,000 employees.

In 2013, the borrower sponsor renovated building exteriors, interior common areas, restrooms, elevators, and added a fitness center with locker rooms and showers.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the buildings at the Fairview Plaza Property:

Building Summary

Building	Building Description	Occupancy	GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF
5950 Fairview	Office	91.4%	133,198	40.9%	$2,363,335	38.9%	$19.41
5960 Fairview	Office	100.0%	49,061	15.1	1,095,727	18.0	22.33
5970 Fairview	Office	76.6%	130,198	40.0	1,899,776	31.3	19.04
5940 Fairview	Retail	94.3%	13,279	4.1	714,714	11.8	57.09
Total / Weighted Average		86.9%	325,736	100.0%	$6,073,552	100.0%	$21.45

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Fairview Plaza Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Regus(2)	NR / NR/NR	22,000	6.8%	$ 523,820	8.6%	$ 23.81	2/16/2017	2, 5-year options
AT&T	A- / Baa1 / BBB+	5,682	1.7	468,765	7.7	82.50	4/30/2018	2, 5-year options
Wyndham Capital	NR / NR / NR	16,727	5.1	359,631	5.9	21.50	6/30/2018	NA
Pacific Union Financial	NR / NR / NR	16,209	5.0	310,790	5.1	19.17	1/31/2020	1, 3-year option
RPA Design PC	NR / NR / NR	10,261	3.2	224,305	3.7	21.86	5/31/2022	1, 5-year option
American Asset Corporation(3)	NR / NR / NR	10,333	3.2	222,573	3.7	21.54	5/31/2021	2, 5-year options
Carolina Asthma & Allergy	NR / NR / NR	10,021	3.1	196,111	3.2	19.57	5/31/2025	NA
Panera Bread	NR / NR / NR	4,296	1.3	141,768	2.3	33.00	12/31/2017	3, 5-year options
PhysioFocus Orthopedic	NR / NR / NR	5,728	1.8	133,690	2.2	23.34	5/31/2024	2, 5-year options
Standard Register Company(4)	NR / NR / NR	6,246	1.9	119,018	2.0	19.06	12/31/2020	2, 1-year options
Ten Largest Tenants		107,503	33.0%	$2,700,471	44.5%	$25.12
Remaining Owned Tenants		175,623	53.9	3,373,081	55.5	19.21
Vacant Spaces (Owned Space)		42,610	13.1	0	0.0	0.00
Totals / Wtd. Avg. Tenants		325,736	100.0%	$6,073,552	100.0%	$21.45

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Regus leases all of its space as flexible workspace on an individual, short-term contract basis.

(3)	Tenant is affiliated with the borrower sponsor.

(4)	Standard Register Company has a one-time right to terminate its lease after April 30, 2018 with written notice and payment of a termination fee.

The following table presents certain information relating to the lease rollover schedule at the Fairview Plaza Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM(2)	8,257	2.5%	2.5%	$0	0.0%	$0.00	0
2016	21,893	6.7	9.3%	428,665	7.1	19.58	21
2017	72,883	22.4	31.6%	1,587,242	26.1	21.78	33
2018	63,388	19.5	51.1%	1,626,691	26.8	25.66	22
2019	19,612	6.0	57.1%	394,584	6.5	20.12	12
2020	38,815	11.9	69.0%	779,643	12.8	20.09	12
2021	17,878	5.5	74.5%	379,110	6.2	21.21	6
2022	10,261	3.2	77.7%	224,305	3.7	21.86	1
2023	0	0.0	77.7%	0	0.0	0.00	0
2024	11,303	3.5	81.1%	236,215	3.9	20.90	2
2025	17,666	5.4	86.6%	392,164	6.5	22.20	3
2026	0	0.0	86.6%	0	0.0	0.00	0
2027 & Thereafter	1,170	0.4	86.9%	24,933	0.4	21.31	1
Vacant	42,610	13.1	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	325,736	100.0%		$6,073,552	100.0%	$21.45	113

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	MTM includes 8,257 SF of common area space.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to historical occupancy at the Fairview Plaza Property:

Historical Leased %(1)

2013	2014	2015	As of 4/25/2016(2)
53.7%	65.5%	78.5%	86.9%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

(2)	Occupancy does not include 672 SF which vacated the Fairview Plaza Property on 4/30/2016.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Fairview Plaza Property:

Cash Flow Analysis(1)

	2013	2014	2015(2)	Underwritten(3)	Underwritten $ per SF
Base Rental Revenue	$3,545,961	$3,905,281	$4,773,028	$6,073,552	$18.65
Other Rental Revenue	391	30,580	41,632	0	0.00
Total Reimbursement Revenue	242,474	191,282	177,760	186,276	0.57
Market Revenue from Vacant Units	0	0	0	873,125	2.68
Other Revenue	4,900	6,085	4,625	13,746	0.04
Gross Revenue	$3,793,726	$4,133,228	$4,997,045	$7,146,699	$21.94
Vacancy Loss	0	0	0	(1,132,658)	(3.48)
Credit Loss	(3,394)	26,391	(75,642)	0	0.00
Effective Gross Revenue	$3,790,332	$4,159,619	$4,921,403	$6,014,041	$18.46

Total Operating Expenses	$2,371,071	$2,405,542	$2,523,263	$2,618,947	$8.04

Net Operating Income	$1,419,261	$1,754,077	$2,398,140	$3,395,094	$10.42
TI/LC	0	0	0	343,765	1.06
Capital Expenditures	0	0	0	65,147	0.20
Net Cash Flow	$1,419,261	$1,754,077	$2,398,140	$2,986,182	$9.17

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Increase in net cash flow is a result of renovations at the property which started in 2013, repositioning the property and leading to increased occupancy.

(3)	Underwritten cash flow based on contractual rents as of 4/25/2016 and contractual rent steps through 3/30/2017.

■	Appraisal. According to the appraisal, the Fairview Plaza Property had an “as-is” appraised value of $45,200,000 as of September 22, 2015.

■	Environmental Matters. According to a Phase I environmental report, dated September 22, 2015, there are no recognized environmental conditions or recommendations for further action at the Fairview Plaza Property, other than a recommendation for an asbestos operations and maintenance (O&M) plan.

■	Market Overview and Competition. The Fairview Plaza Property is located in the SouthPark submarket within the Charlotte metro market. According to a 2Q 2015 regional research report, the submarket included a total of approximately 4,336,088 SF of office space, with current vacancy at 595,673 SF or 13.7%. Average asking rental rates in the submarket have increased, from $23.51 per SF in 2011 to $25.25 per SF in 2014, demonstrating a 7.4% increase or a compound annual growth rate of 2.4%. Average rental rates for the submarket were $26.29 per SF as of 2Q 2015, an increase of 4.1% from 2014 and 11.8% over 2011.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the primary competition for the Fairview Plaza Property:

Office Lease Competitive Set(1)

	Fairview Plaza	One SouthPark Center	Two SouthPark Center	Roxborough Building	Morrison Building	Azalea Building
Year Built / Renovated	Various	1973 / 2008	1965 / 2009	1983 / NAP	1974 / NAP	1990 / 2009
Total GLA	325,736	143,025	94,993	63,800	114,538	155,598
Total Occupancy	86.9%	97.0%	91.4%	92.8%	100%	54.9%
Rent per SF	$21.45	$25.00	$24.00	$25.00	$22.00	$22.00-$24.50

(1)	Source: Appraisal.

■	The Borrower. The borrower is Fairview Plaza Buildings, LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Fairview Plaza Loan. The non-recourse carveout guarantor under the Fairview Plaza Loan is Riprand Count Arco, an indirect owner of the borrower.

■	Escrows. On the origination date, the borrower funded (i) a tenant improvements and leasing commissions reserve in the amount of $500,000 for future leasing activity and (ii) a deferred maintenance and environmental escrow account in the amount of $4,400 which is the estimated cost of investigating water leaks located on the roof of the 5940 Fairview building.

On each due date, the borrower will be required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period; provided, however, that reserve deposits for insurance premiums are not required if the borrower is maintaining a blanket policy in accordance with the related loan documents and there is no continuing event of default, (ii) a tenant improvements and leasing commissions reserve in the amount of $34,583 (subject to a cap of $1,245,000, excluding the initial deposit and any lease termination fees) and (iii) a capital expenditure reserve in the amount of $5,971.

In addition, on each due date during the continuance of a Fairview Plaza Trigger Period, the related loan documents require an excess cash reserve as discussed under “—Lockbox and Cash Management” below.

A “Fairview Plaza Trigger Period” means any period: (i) commencing as of the conclusion of the 12-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio (as calculated under the related loan documents) is less than 1.10x, and ending at the conclusion of the second consecutive fiscal quarter during which the debt service coverage ratio for the trailing 12-month period (ending on the last day of any fiscal quarter) is greater than 1.10x or (ii) the period commencing upon the borrower’s failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and indicate that no other Fairview Plaza Trigger Period is ongoing.

■	Lockbox and Cash Management. The Fairview Plaza Loan is structured with a hard lockbox that is already in place. The related loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account, and require that all cash revenues relating to the Fairview Plaza Property and all other money received by the borrower or the property manager with respect to the Fairview Plaza Property (other than tenant security deposits) be deposited into such lockbox account or a lender-controlled cash management account within one business day following receipt. On each business day, all amounts in the lockbox account are required to be remitted to the cash management account.

For so long as no Fairview Plaza Trigger Period or event of default under the Fairview Plaza Loan is continuing, on each business day, the lender is required to remit to a borrower-controlled operating account all amounts in the cash management account in excess of the amount required to pay monthly reserves and debt service on the next due date. On each due date during the continuance of a Fairview Plaza Trigger Period or, at the lender’s discretion, during an event of default under the Fairview Plaza Loan agreement, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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reserves and operating expenses, and that all remaining amounts be reserved in an excess cash reserve account as additional collateral.

■	Property Management. The Fairview Plaza Property is managed by American Asset Corporation, an affiliate of the borrower, pursuant to a management agreement. Under the related loan documents, the Fairview Plaza Property is required to remain managed by American Asset Corporation or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender: (i) during the continuance of an event of default under the Fairview Plaza Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Fairview Plaza Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 360 day period following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Fairview Plaza Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Fairview Plaza Property are separately allocated to the Fairview Plaza Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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97

Residence inn and springhill suites North Shore

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Residence inn and springhill suites North Shore

ALLEGHENY CENTER
Allegheny Concourse
The Allegheny
US Post Office
ALLEGHENY WEST
DL Clark Building
NORTH SHORE
W GENERAL ROBINSON ST
MAZEROSKI WAY
PNC Park
Holiday Inn Express (U/C)
Andy Warhol Museum
Timber Court
Morgan at North Shore Apartments
One North Shore Center
Two North Shore Center
Alcoa Corporate Center
Hyatt Place Hotel
Equitable Resources Corporate HQ
Del Monte Center
Roberto Clemente Memorial Park
ROBERTO CLEMENTE BRIDGE
ANDY WARHOL BRIDGE
RACHEL CARSON BRIDGE
Allegheny River
David L. Lawrence Convention Center
Courtyard Hotel
The Westin
The Pennsylvanian
CULTURAL DISTRICT
Pittsburgh
FORT DUQUESNE BLVD
Renaissance Hotel
711/713 Penn Ave
O'Reilly Theater
Benedum Center
PENN AVE
Penn Ave Place
One Gateway Center
Two Gateway Center
Three Gateway Center
Wyndham Grand Hotel
Fifth Ave Place
Jackman Bldg
EQT Plaza
LIBERTY AVE
K&L Gates
The Forbes Hotel
Heinz 57 Center
City Centre Tower
411
Drury Hotel & Suites
Gulf Tower
Federal Courthouse
AT&T Bldg
US Steel Building
Hotel Monaco
PNC Plaza
Embassy Suites
Mellon Square
Point State Park
Amphitheater
Fort Pitt Museum
Four Gateway Center
Commonwealth of Penn.
Two PPG Place
Market Square
Market Square Place
WOOD ST
5TH AVE
Platt Place
Omni Hotel
Verizon Bldg
One PPG Place
Hilton Garden Inn
The Tower at PNC Place
Three Mellon
Union Trust Bldg
BNY Mellon Center
Mellon HQ
Post-Gazette
USW
Six PPG Place
Four PPG Place
FORBES AVE
Bank Tower
Macy's
Even Hotel (U/C)
11 Stanwix
COMMONWEALTH PL
YMCA
4TH AVE
Standard Life Bldg
Allegheny Courthouse
PNC Center
STANWIX ST
MARKET ST
3RD AVE
CENTRAL BUSINESS DISTRICT
GRANT ST
City County
BLVD OF THE ALLIES
Waterfront Building
1ST AVE
One Oxford Centre
District Hotel (U/C)
Grant Bldg
422 1st Ave (U/C)
Holiday Inn (U/C)
PNC Firstside Center
County Jail
WASHINGTON PL
CENTRE AVE
Pittsburgh Marriott City Center
Chatham Center
Two Chatham Center
CONSOL Energy Center
FIFTH AVE
FORBES AVE
Duquesne University
Monongahela River
SMITHFIELD ST BRIDGE
LIBERTY BRIDGE
Sheraton Station Square
Commerce Court
Bessemer Court
Freight House Shops
SOUTH SHORE
65
279
376
22
30
579
Ohioville
Conway
Valencia
Freeport
Industry
Baden
Wexford
Hookstown
Ambridge
Franklin Park
Arnold
Springdale
Frankfort Springs
PITTSBURGH INT'L AIRPORT
Etna
Plum
Burgettstown
Pittsburgh
Monroeville
McDonald
Trafford
McKeesport
West Middletown
Canonsburg
Elizabeth
Houston
McMurray
West Newton
Washington
Donora
Smithton
Green Hills
Bentleyville
Arnold City
Claysville
Cokeburg
Stockdale
Beallsville

Residence Inn and SpringHill Suites North Shore

#	Property Name	Address	City/State	Zip Code
1	SpringHill Suites Pittsburgh North Shore	223 Federal Street	Pittsburgh, PA	15212
2	Residence Inn Pittsburgh North Shore	574 West General Robinson Street	Pittsburgh, PA	15212

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller		GSMC
Location (City/State)	Pittsburgh, Pennsylvania	Cut-off Date Principal Balance(4)		$24,946,809
Property Type	Hospitality	Cut-off Date Principal Balance per Room(2)		$182,151.30
Size (Rooms)	378	Percentage of Initial Pool Balance		3.3%
Total TTM Occupancy as of 3/31/2016	71.8%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 3/31/2016	71.8%	Type of Security		Fee Simple
Year Built / Latest Renovation	2005, 2010 / 2012	Mortgage Rate		5.3050%
Appraised Value	$96,250,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP

Underwritten Revenues	$18,149,576
Underwritten Expenses	$9,689,265
Underwritten Net Operating Income (NOI)	$8,460,311	Escrows
Underwritten Net Cash Flow (NCF)	$7,734,328		Upfront	Monthly
Cut-off Date LTV Ratio(1)(2)	68.8%	Taxes	$0	$76,003
Maturity Date LTV Ratio(2)(3)	55.5%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	1.84x / 1.68x	FF&E	$0	$63,396
Debt Yield Based on Underwritten NOI / NCF(2)	12.3% / 11.2%	Other(5)	$4,180,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$69,000,000	68.1%	Purchase Price	$96,000,000	94.8%
Principal’s New Cash Contribution	32,284,663	31.9	Reserves	4,180,000	4.1
			Closing Costs	1,104,663	1.1

Total Sources	$101,284,663	100.0%	Total Uses	$101,284,663	100.0%

(1)	The Cut-off Date LTV Ratio is calculated based on the aggregate “as is” appraised value of $96,250,000 plus $3,770,000 in respect of the estimated cost of a property improvement plan (“PIP”) at each of the Residence Inn and SpringHill Suites North Shore Properties, for which the borrowers reserved $4,180,000 at origination. The Cut-off Date LTV Ratio calculated based on the “as is” appraised value without the PIP reserve is 71.5%.

(2)	Calculated based on the aggregate outstanding principal balance of the Residence Inn and SpringHill Suites North Shore Whole Loan.

(3)	The Maturity Date LTV is calculated utilizing the aggregate “as stabilized” appraised value of $103,250,000. The Maturity Date LTV Ratio calculated on the basis of the aggregate “as-is” appraised value is 59.5%. See “—Appraisals” below.

(4)	The Cut-off Date Principal Balance of $24,946,809 represents the controlling note A-1 of a whole loan with an original balance of $69,000,000 evidenced by two pari passu notes. See “—The Mortgage Loan” below

(5)	See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Residence Inn and SpringHill Suites North Shore Loan”) is part of a whole loan structure (the “Residence Inn and SpringHill Suites North Shore Whole Loan”) comprised of two pari passu notes that are secured by a first mortgage encumbering the borrowers’ fee interests in an extended stay hotel located in Pittsburgh, Pennsylvania (the “Residence Inn Property”) and a limited service hotel also located in Pittsburgh, Pennsylvania (the “SpringHill Suites Property”, and together with Residence Inn Property, the “Residence Inn and SpringHill Suites North Shore Properties”). The Residence Inn and SpringHill Suites North Shore Loan (evidenced by note A-1), which represents the controlling interest in the Residence Inn and SpringHill Suites North Shore Whole Loan, has an outstanding principal balance as of the Cut-off Date of $24,946,809 and represents approximately 3.3% of the Initial Pool Balance. The related companion loan (the “Residence Inn and SpringHill Suites North Shore Companion Loan”) has an aggregate outstanding principal balance as of the Cut-off Date of $43,906,384 and is evidenced by note A-2. Note A-2, which represents a non-controlling interest in the Residence Inn and SpringHill Suites North Shore Whole Loan, is currently held by Goldman Sachs Mortgage Company and is expected to be contributed to one or more future securitization transactions. The Residence Inn and SpringHill Suites North Shore Whole Loan, was originated by Goldman Sachs Mortgage Company on February 10, 2016. The Residence Inn and SpringHill Suites North Shore Whole Loan has an original principal balance of $69,000,000 and each note has an interest rate of 5.3050% per annum. The borrowers utilized the proceeds of the Residence Inn and SpringHill Suites North Shore Whole Loan to acquire the Residence Inn and SpringHill Suites North Shore Properties, fund reserves and pay loan origination costs.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The Residence Inn and SpringHill Suites North Shore Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The Residence Inn and SpringHill Suites North Shore Loan requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the Residence Inn and SpringHill Suites North Shore Loan is the due date in March 2026. Voluntary prepayment of the Residence Inn and SpringHill Suites North Shore Loan is prohibited prior to the due date in December 2025. Provided that no event of default under the Residence Inn and SpringHill Suites North Shore Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the earlier of (a) the third anniversary of the origination date of the Residence Inn and SpringHill Suites North Shore Whole Loan and (b) the second anniversary of the closing date of the securitization into which the last Residence Inn and SpringHill Suites North Shore Companion Loan is deposited.

■	The Mortgaged Properties. The Residence Inn and SpringHill Suites North Shore Properties consist of two adjacent hotels totaling 378 rooms located in Pittsburgh, Pennsylvania. The SpringHill Suites Property is a 198-room, limited service hotel built in 2005, and includes a fitness center, business center and sundry shop. The Residence Inn Property is a 180-room, extended stay hotel built in 2010, and includes an indoor pool, fitness center, business center, game/media room and outdoor patio. Both properties are located in Pittsburgh’s North Shore neighborhood, adjacent to PNC Park (Pittsburgh Pirates) and Heinz Field (Pittsburgh Steelers).

The following table presents certain information relating to the Residence Inn and SpringHill Suites North Shore Properties:

Property	Property Sub-type	Cut-off Date Allocated Loan Amount	Rooms	Occupancy(1)	Year Built	Appraised Value	UW NCF	UW NCF per Room
SpringHill Suites Pittsburgh North Shore	Limited Service	$13,513,479	198	72.0%	2005	$52,250,000	$4,274,124	$21,586
Residence Inn Pittsburgh North Shore	Extended Stay	11,433,330	180	71.6%	2010	44,000,000	3,460,204	19,223
Total / Weighted Average		$24,946,809	378	71.8%		$96,250,000	$7,734,328	$20,461

(1)	Occupancy is provided by the borrowers and for the trailing-12 month period ended March 31, 2016.

The following table presents certain information relating to the 2015 demand analysis with respect to the Residence Inn and SpringHill Suites North Shore Properties based on market segmentation, as provided in the appraisals for the Residence Inn and SpringHill Suites North Shore Properties:

2015 Accommodated Room Night Demand(1)

Property	Group	Leisure	Corporate
SpringHill Suites Pittsburgh North Shore	10.0%	30.0%	60.0%
Residence Inn Pittsburgh North Shore	5.0%	30.0%	65.0%

(1)	Source: Appraisals.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the historical penetration rates for the Residence Inn and SpringHill Suites North Shore Properties, as provided in the March 2016 travel research report:

Historical Penetration Rates(1)

	TTM March 2014			TTM March 2015			TTM March 2016
Property	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
SpringHill Suites Pittsburgh North Shore	100.7%	102.0%	102.7%	99.6%	101.8%	101.3%	110.1%	104.4%	114.9%
Residence Inn Pittsburgh North Shore	114.7%	105.6%	121.2%	108.6%	109.1%	118.5%	112.4%	114.2%	128.3%

(1)	Source: March 2016 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Residence Inn and SpringHill Suites North Shore Properties:

Residence Inn and SpringHill Suites North Shore(1)

	December 2014			December 2015			TTM March 2016
Property	Occ.(2)	ADR	RevPAR	Occ.(2)	ADR	RevPAR	Occ.(2)	ADR	RevPAR
SpringHill Suites Pittsburgh North Shore	69.9%	$162.95	$113.96	74.1%	$167.28	$123.98	72.0%	$165.96	$119.47
Residence Inn Pittsburgh North Shore	76.4%	$152.52	$116.55	74.9%	$162.83	$121.88	71.6%	$161.93	$115.87
Total / Weighted Average	73.0%	$157.75	$115.19	74.5%	$165.15	$122.98	71.8%	$164.04	$117.76

(1)	As provided by the borrowers.

(2)	Reflects average occupancy as of December 31 for the specified year unless otherwise noted.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Residence Inn and SpringHill Suites North Shore Properties:

Cash Flow Analysis(1)

	2014	2015	TTM 3/31/2016	Underwritten	Underwritten $ per Room
Rooms Revenue	$15,893,190	$16,967,257	$16,291,197	$16,246,576	$42,980
Other Revenue(2)	1,664,635	2,043,966	1,904,970	1,903,000	5,034
Total Revenue	$17,557,826	$19,011,223	$18,196,167	$18,149,576	$48,015

Room Expense	$3,018,858	$2,843,208	$2,808,304	$2,800,612	$7,409
Other Expense	1,212,330	1,410,298	1,235,567	1,232,182	3,260
Total Departmental Expense	$4,231,189	$4,253,506	$4,043,870	$4,032,794	$10,669
Total Undistributed Expense	4,874,415	4,754,586	4,523,147	4,620,242	12,223
Total Fixed Expense	1,002,964	967,634	907,475	1,036,229	2,741
Total Operating Expenses	$10,108,568	$9,975,726	$9,474,493	$9,689,265	$25,633

Net Operating Income	$7,449,258	$9,035,497	$8,721,674	$8,460,311	$22,382
FF&E	702,313	760,449	727,847	725,983	1,921
Net Cash Flow	$6,746,945	$8,275,048	$7,993,827	$7,734,328	$20,461

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other revenue includes valet and daily parking, movie rentals, cancellation/attrition and other miscellaneous revenue.

■	Appraisals. According to the appraisals, the Residence Inn and SpringHill Suites North Shore Properties had an aggregate “as-is” appraised value of $96,250,000 as of December 15, 2015, and an aggregate “as stabilized” appraised value of $103,250,000 as of December 15, 2016.

The SpringHill Suites Property had an “as-is” appraised value of $52,250,000 with a $1,930,000 PIP as of December 15, 2015 and an “as stabilized” appraised value of $56,000,000 as of December 15, 2016 based on an assumed stabilized occupancy rate of 72.0%. The Residence Inn Property had an “as-is” appraised value of $44,000,000 with a $1,840,000 PIP as of December 15, 2015 and an “as stabilized” appraised value of $47,250,000 as of December 15, 2016 based on an assumed stabilized occupancy rate of 74.0%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Environmental Matters. According to a Phase I environmental reports, dated December 21, 2015 for the SpringHill Suites Property and December 22, 2015 for the Residence Inn Property, there are no recognized environmental conditions or recommendations for further action at the Residence Inn and SpringHill Suites North Shore Properties.

■	Market Overview and Competition. The Residence Inn and SpringHill Suites North Shore Properties consist of two adjacent hotel properties in the North Shore neighborhood of Pittsburgh, Pennsylvania. The North Shore neighborhood is immediately north of the Allegheny River from the Pittsburgh CBD and adjacent to PNC Park (Pittsburgh Pirates) and Heinz Field (Pittsburgh Steelers).

The following table presents certain information relating to the primary competition for the SpringHill Suites Property:

SpringHill Suites Property Competitive Set(1)

Property	Number of Rooms	Year Built	TTM March 2016 Occupancy	TTM March 2016 ADR	TTM March 2016 RevPAR
SpringHill Suites Pittsburgh North Shore	198	2005	72.0%	$165.91	$119.49

Competitive Set
Courtyard Pittsburgh Downtown	182	2004	NAV	NAV	NAV
Hampton Inn Suites Pittsburgh Downtown	143	2007	NAV	NAV	NAV
Hyatt Place Pittsburgh North Shore	178	2010	NAV	NAV	NAV
Cambria Hotel & Suites Pittsburgh Downtown	142	2010	NAV	NAV	NAV
Holiday Inn Express & Suites Pittsburgh North Shore	135	2015	NAV	NAV	NAV
Total / Wtd. Avg. Competitive Set	978		65.4%	$158.99	$104.01

(1)	Source: March 2016 travel research report.

The following table presents certain information relating to the primary competition for the Residence Inn Property:

Residence Inn Property Competitive Set(1)

Property	Number of Rooms	Year Built	TTM March 2016 Occupancy	TTM March 2016 ADR	TTM March 2016 RevPAR
Residence Inn Pittsburgh North Shore	180	2010	71.6%	$161.99	$115.91

Competitive Set
Residence Inn Pittsburgh University Medical Center	174	2000	NAV	NAV	NAV
Hyatt Place Pittsburgh North Shore	178	2010	NAV	NAV	NAV
Cambria Hotel & Suites Pittsburgh Downtown	142	2010	NAV	NAV	NAV
Hyatt House Pittsburgh Bloomfield Shadyside	128	2015	NAV	NAV	NAV
Homewood Suites Pittsburgh Downtown	150	2015	NAV	NAV	NAV
Total / Wtd. Avg. Competitive Set	952		63.7%	$141.85	$90.32

(1)	Source: March 2016 travel research report.

■	The Borrowers. The borrowers are North Shore Hospitality Associates, LP and General Robinson Associates, L.P., each a single-purpose, single-asset entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Residence Inn and SpringHill Suites North Shore Loan. The non-recourse carveout guarantor under the Residence Inn and SpringHill Suites North Shore Loan is Shen Xiao, an indirect owner of the borrowers.

Shen Xiao is the owner of Lixi Group, a Canadian based hospitality investment firm that currently owns 17 hotels with a total of 1,986 keys in the United States and Canada.

■	Escrows. On the origination date, the borrowers funded a property improvement plan (“PIP”) reserve in an amount equal to $1,540,000 for the Residence Inn Property and $1,640,000 for the SpringHill Suites Property each relating to the cost of the change-of-ownership PIP generally requiring updates to the guestrooms and building interior and exterior. After the origination date, the borrowers deposited an additional amount equal to $500,000 for the Residence Inn Property and an additional amount equal to $500,000 for the SpringHill Suites Property into the PIP reserve.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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On each due date, the borrowers are required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period; provided, however, that reserve deposits for insurance premiums are not required if the borrowers are maintaining a blanket policy in accordance with the related loan documents and there is no continuing event of default, and (ii) an FF&E reserve in the amount of (a) on each due date from April 2016 through and including March 2017, $63,396, and (b) beginning on the due date in April 2017, the greater of (1) the monthly amount required to be reserved for the replacement of furniture, fixtures and equipment pursuant to the franchise agreement and (2) one-twelfth of 4% of the operating income for the Residence Inn and SpringHill Suites North Shore Properties for the previous 12-month period (as determined on February 28 of each year).

In addition, on each due date during the continuance of a Residence Inn and SpringHill Suites North Shore Trigger Period, the related loan documents require an excess cash reserve as discussed under “—Lockbox and Cash Management” below.

A “Residence Inn and SpringHill Suites North Shore Trigger Period” means (i) any period commencing as of the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio (as calculated under the related loan documents) is less than 1.40x, and ending at the conclusion of the second of any two consecutive fiscal quarters for which the debt service coverage ratio for the trailing twelve-month period (ending on the last day of any fiscal quarter) is greater than 1.40x, or (ii) the period commencing upon the borrowers’ failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and they indicate that no other Residence Inn and SpringHill Suites North Shore Trigger Period is ongoing.

■	Lockbox and Cash Management. The Residence Inn and SpringHill Suites North Shore Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrowers to direct credit card companies to remit all credit card receivables directly to a lender-controlled lockbox account, and require that all cash revenues relating to the Residence Inn and SpringHill Suites North Shore Properties and all other money received by the borrowers or the property manager with respect to the Residence Inn and SpringHill Suites North Shore Properties be deposited into such lockbox account or a lender-controlled cash management account within one business day following receipt. On each business day that no Residence Inn and SpringHill Suites North Shore Trigger Period or event of default under the Residence Inn and SpringHill Suites North Shore Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On each business day during the continuance of a Residence Inn and SpringHill Suites North Shore Trigger Period or event of default under the Residence Inn and SpringHill Suites North Shore Loan, all funds in the lockbox account are required to be swept into a lender-controlled cash management account and used (at the lender’s discretion, during the continuance of an event of default) to pay debt service, required reserves and operating expenses, with all remaining amounts reserved in an excess cash flow reserve account. During the continuance of an event of default under the Residence Inn and SpringHill Suites North Shore Loan, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Residence Inn and SpringHill Suites North Shore Loan to amounts payable under the related loan documents and/or toward the payment of expenses of the Residence Inn and SpringHill Suites North Shore Properties, in such order of priority as the lender may determine.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Residence inn and springhill suites North Shore

■	Property Management. The Residence Inn Property is managed by Lixi Pittsburgh RI Management, LLC and the SpringHill Suites Property is managed by Lixi Pittsburgh SHS Management, LLC (collectively, “Lixi”), both affiliates of the borrowers, pursuant to management agreements. Under the related loan documents, the Residence Inn and SpringHill Suites North Shore Properties are required to remain managed by Lixi, certain pre-approved management companies or any other management company approved by the lender and with respect to which a rating agency confirmation has been received. The lender has the right to replace, or require the borrowers to replace, either property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Residence Inn and SpringHill Suites North Shore Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Release, Substitution and Addition of Collateral. Provided that no event of default under the Residence Inn and SpringHill Suites North Shore Loan is then continuing, the borrowers are permitted to obtain the release of either property at any time on or after the first due date following the earlier of (a) the third anniversary of the origination date of the Residence Inn and SpringHill Suites North Shore Whole Loan and (b) the second anniversary of the closing date of the securitization into which the last Residence Inn and SpringHill Suites North Shore Companion Loan is deposited, by defeasing either the entire Residence Inn and SpringHill Suites North Shore Whole Loan, or a portion of the Residence Inn and SpringHill Suites North Shore Whole Loan equal to the lesser of 120% of the allocated loan amount for the property released and the outstanding balance of the loan so long as, among other conditions (a) after giving effect to the release (unless the entire loan has been defeased) the debt service coverage ratio for the 12-month period ending on the last day of a fiscal quarter then most recently ended is no less than the greater of 1.77x or the debt service coverage ratio immediately prior to such release, (b) delivery of a Rating Agency Confirmation and (c) the satisfaction of the REMIC requirements.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the Residence Inn and SpringHill Suites North Shore Properties (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers will be required to carry terrorism insurance throughout the term of the Residence Inn and SpringHill Suites North Shore Loan as described in the preceding sentence, but in that event the borrowers will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrowers will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Residence Inn and SpringHill Suites North Shore Properties are separately allocated to the Residence Inn and SpringHill Suites North Shore Properties and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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MAP © 2016 CARTIFACT · DATA © OSM
CARTIFACT
San Francisco Bay
Oakland
San Francisco
South San Francisco
San Bruno
San Mateo
Foster City
Redwood City
Menlo Park
Palo Alto
Mountain View
Santa Clara
San Jose
Cupertino
Campbell
Danville
San Ramon
San Lorenzo
Dublin
Livermore
Pleasanton
Union City
Fremont
Pacific Ocean
Intuit
Shoreline Golf Links
Shoreline Amphitheatre
Google HQ
LinkedIn HQ
Golf Course At Moffett Field
Yahoo!
MOFFETT FEDERAL AIRFIELD
MOFFETT PARK
NASA
Microsoft
Amazon Labs
Google Campus
Net App
SOUTHBAY FREEWAY
Sunnyvale Baylands County Park
Globalfoundries
Dell
Arista Networks
Marvel
Santa Clara Gateway
Planned City Place Santa Clara site
Santa Clara Convention Center
Levi's Stadium
Citrix
Ulistac Natural Area
W MIDDLEFIELD RD
N RENGSTORFF
Mountain View
Whisman Park
Symantec
E MIDDLEFIELD RD
WHISMAN STATION
Sunnyvale Municipal Golf Course
Rengstorff Park
CENTRAL EXPY
CALIFORNIA ST
W EL CAMINO REAL
S SHORELINE
Eagle Park
Landels Park
Mckelvey Park
BAYSHORE FREEWAY
Lakewood Park
Fairwood Park
Columbia Park
N MATHILDA AVE
Mission College
GREAT AMERICA PKY
California's Great America
PAN
GOLDEN TRIANGLE
Broadcom
LAFAYETTE ST
ACE
AMTRAK
Sunnyvale
CENTRAL EXPY
Walmart.com
Fair Oaks Park
Trimble Navigation
AMD
N LAWRENCE EXPY
Intel
Future PAN
Ericsson
Schaeffer Park
S SPRINGER RD
MIRAMONTE AVE
GRANT RD
Northrop Grumman
S FAIR OAKS AVE
SCOTT BLVD
Applied Materials
CENTRAL EXPY
Intel
Sunnyvale Town Center
Santa Clara
Nvidia
Cuesta Park
BLOSSOM VALLEY
El Camino Hospital
Cooper Park
W EL CAMINO REAL
E EVELYN AVE
SCOTT BLVD
Aloft Sunnyvale
170 South Sunnyvale Avenue
Sunnyvale, CA 94086
CALTRAIN
S MARY AVE
HOLLENBECK AVE
BOWERS AVE
Sunnyvale Middle School Park
Mckenzie Park
Heritage Oaks Park
SUNNARTS
Machado Park
Bowers Park
Warburton Park
Sunken Gardens Golf Course
Los Altos Golf & Country Club
W FREMONT AVE
EL CAMINO REAL
S WOLFE RD
KIELY BLVD
SAN TOMAS EXPY
WRIGHTMONT CORNERS
KOREATOWN
Grant Park
Serra Park
Ortega Park
LAWRENCE EXPY
Central Park
Steve Carli Park
E HOMESTEAD RD
Apple Campus Future
Kaiser Permanente Santa Clara
Henry Schmidt Park
SARATOGA AVE
Rancho San Antonio County Park
Apple HQ
JUNIPERO SERRA FREEWAY
Pruneridge Golf Club
Cupertino
Vallco Shopping Mall
Agilent Technologies Headquarters
De Anza College
Seagate Technologies
101
85
237
280

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Sunnyvale, California	Cut-off Date Principal Balance	$23,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room	$270,588.24
Size (Rooms)	85	Percentage of Initial Pool Balance	3.1%
Total Occupancy as of 4/30/2016(1)	77.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 4/30/2016(1)	77.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1960 / 2014-2015	Mortgage Rate	5.1400%
Appraised Value	$34,500,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	12

Underwritten Revenues	$6,150,999
Underwritten Expenses	$3,045,330
Underwritten Net Operating Income (NOI)	$3,105,669	Escrows
Underwritten Net Cash Flow (NCF)	$2,859,629	Upfront	Monthly
Cut-off Date LTV Ratio	66.7%	Taxes	$0	$10,013
Maturity Date LTV Ratio(2)	52.0%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	2.06x / 1.90x	FF&E	$0	$20,970
Debt Yield Based on Underwritten NOI / NCF	13.5% / 12.4%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$23,000,000	100.0%	Loan Payoff	$12,472,250	54.2%
			Other Uses(3)	5,919,647	25.7
			Principal Equity Distribution	4,161,181	18.1
			Closing Costs	446,922	1.9
Total Sources	$23,000,000	100.0%	Total Uses	$23,000,000	100.0%

(1)	Occupancy as of 4/30/2016 represents actual occupancy for the 11-month period from May 2015 through March 2016, and budget figures for the remaining one-month period. Budget occupancy for April 2016 is 85.3%.
(2)	The Maturity Date LTV Ratio is calculated utilizing the “when stabilized” appraised value of $37,500,000. The Maturity Date LTV Ratio calculated on the basis of the “as-is” appraised value of $34,500,000 is 56.5%. See “—Appraisal” below.
(3)	Other Uses consists of a preferred equity payoff in the amount of $5,919,647.
■	The Mortgage Loan. The mortgage loan (the “Aloft Sunnyvale Loan”) is evidenced by a note in the original principal amount of $23,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a select service hotel property located in Sunnyvale, California (the “Aloft Sunnyvale Property”). The Aloft Sunnyvale Loan was originated by Goldman Sachs Mortgage Company on January 22, 2016 and represents approximately 3.1% of the Initial Pool Balance. The note evidencing the Aloft Sunnyvale Loan has an outstanding principal balance as of the Cut-off Date of $23,000,000 and an interest rate of 5.1400% per annum. The borrower utilized the proceeds of the Aloft Sunnyvale Loan to refinance the existing debt on the Aloft Sunnyvale Property, pay origination costs, repay preferred equity obligations and return equity to the borrower sponsor.

The Aloft Sunnyvale Loan had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date. The Aloft Sunnyvale Loan requires monthly payments of interest only for the initial 12 months, followed by monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the Aloft Sunnyvale Loan is the due date in February 2026. Voluntary prepayment of the Aloft Sunnyvale Loan is prohibited prior to the due date in October 2025. Provided that no event of default under the Aloft Sunnyvale Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■	The Mortgaged Property. The Aloft Sunnyvale Property is an 85-room select service hotel located in Sunnyvale, California. The Aloft Sunnyvale Property was acquired by the borrower sponsor and a preferred equity partner in January 2014, and renovated for a total cost basis of approximately $20.7 million. The Aloft Sunnyvale Property was closed during the renovations and soft re-opened in March 2015, with all rooms coming online in May 2015. The Aloft Sunnyvale Property has two food and beverage outlets, a fitness center, lobby workstation and lobby lounge. Guestroom features include modern lighting, faux hardwood floors and flat screen TVs. The Aloft Sunnyvale Property is managed by Azul Hospitality-Cupertino, LLC, a subsidiary of the Azul Hospitality Group, and it operates under a Starwood franchise agreement which expires in 2035.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the 2015 demand analysis with respect to the Aloft Sunnyvale Property based on market segmentation, as provided in the appraisal for the Aloft Sunnyvale Property:

2015 Accommodated Room Night Demand(1)

Property	Meeting and Group	Leisure	Commercial
Aloft Sunnyvale	10.0%	20.0%	70.0%

(1)	Source: Appraisal.

The following table presents certain information relating to the penetration rates relating to the Aloft Sunnyvale Property and various market segments:

Penetration Rates(1)(2)

	Occupancy	ADR	RevPAR
TTM March 2016	96.0%	120.7%	115.9%

(1)	Source: March 2016 travel research report.
(2)	Historical information for the Aloft Sunnyvale Property is unavailable because it was purchased and renovated in 2014, and re-opened in May 2015.

The following table presents certain information relating to occupancy, ADR and RevPAR at the Aloft Sunnyvale Property:

Aloft Sunnyvale(1)(2)

TTM March 2016(2)
Occupancy	72.8%
ADR	$246.85
RevPAR	$179.79

(1)	Source: March 2016 travel research report.
(2)	Historical information for the Aloft Sunnyvale Property is unavailable because it was purchased and renovated in 2014, and re-opened in May 2015.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Aloft Sunnyvale Property:

Cash Flow Analysis(1)

	TTM 4/30/2016(2)	Underwritten	Underwritten $ per Room
Rooms Revenue	$5,911,908	$5,911,908	$69,552
Food & Beverage Revenue	233,685	233,685	2,749
Other Operating Departments Revenue(3)	1,320	1,320	16
Other Revenue(4)	4,086	4,086	48
Total Revenue	$6,150,999	$6,150,999	$72,365

Room Expense	$770,547	$770,547	$9,065
Food & Beverage Expense	250,356	250,356	2,945
Other Operating Departments Expense	672	672	8
Total Departmental Expense	$1,021,575	$1,021,575	$12,019
Total Undistributed Expense	1,780,452	1,787,900	21,034
Total Fixed Expense	228,668	235,855	2,775
Total Operating Expenses	$3,030,695	$3,045,330	$35,827

Net Operating Income	$3,120,304	$3,105,669	$36,537
FF&E	245,730	246,040	2,895
Net Cash Flow	$2,874,574	$2,859,629	$33,643

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	TTM April 2016 represents actual results for the 11-month period from May 2015 to March 2016 (which represents $187.65 average RevPAR) and budget for the remaining one-month (which represents $218.34 RevPAR). The Aloft Sunnyvale Property was closed for renovations during 2014 and part of 2015, soft re-opened in March 2015 and fully re-opened in May 2015.
(3)	Other operating department revenue includes daily parking, cancellation/attrition, laundry and telecommunications.
(4)	Other revenue includes miscellaneous revenues.
■	Appraisal. According to the appraisal, the Aloft Sunnyvale Property had an “as-is” appraised value of $34,500,000 as of December 2, 2015 and a “when stabilized” appraised value of $37,500,000 as of January 1, 2020, which assumes stabilized operations and 80.0% occupancy.
■	Environmental Matters. According to a Phase I environmental report, dated December 14, 2015, there are no recognized environmental conditions or recommendations for further action at the Aloft Sunnyvale Property.
■	Market Overview and Competition. The Aloft Sunnyvale Property is located in the Santa Clara/Sunnyvale submarket of Sunnyvale, California. The Aloft Sunnyvale Property’s competitive set has an average occupancy of 75.8%, ADR of $204.52, and RevPAR of $155.11 as of the trailing 12-month period ended March 31, 2016.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the primary competition for the Aloft Sunnyvale Property:

Competitive Set(1)

Property	Number of Rooms	Year Built(2)	TTM March 2016 Occupancy	TTM March 2016 ADR	TTM March 2016 RevPAR
Aloft Sunnyvale Property	85	2014-2015	72.8%	$246.85	$179.79

Competitive Set
Quality Inn & Suites Sunnyvale	92	1974	NAV	NAV	NAV
Joie De Vivre Hotel Avante	91	1985	NAV	NAV	NAV
TownePlace Suites Sunnyvale Mountain View	94	2003	NAV	NAV	NAV
Courtyard Sunnyvale Mountain View	145	2014	NAV	NAV	NAV
Total / Wtd. Avg. Competitive Set			75.8%	$204.52	$155.11

(1)	Source: March 2016 travel research report.
(2)	The Aloft Sunnyvale Property was originally built in 1960, renovated in 2014-2015 and fully re-opened in May 2015.
■	The Borrower. The borrower is Infinite Loop Sunnyvale Hotel, LLC, a single-purpose, single-asset entity. The non-recourse carveout guarantors under the Aloft Sunnyvale Loan are Dipesh Gupta and Manish Gupta, both indirect owners of the borrower.

Dipesh Gupta and Manish Gupta (who are brothers) operate through their privately held real estate development and investment firm, Shashi Corporation (“Shashi”). Shashi is based in Cupertino, California, and it was founded by the Gupta brothers in 2004. Shashi primarily focuses on hospitality development in cities including Cupertino, Palo Alto, Milpitas, Mountain View, Los Altos and San Jose. Shashi owns and operates five hotels with a total of 501 rooms in Silicon Valley, and an additional 200-room Aloft hotel in Mountain View, California that is expected to begin construction in 2017.

■	Escrows. On each due date, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the succeeding 12-month period provided, however, insurance deposits are not required if the borrower is maintaining a blanket policy in accordance with the related loan documents and there is no continuing event of default, and (ii) an FF&E reserve in the amount of (a) on each due date from March 2016 through and including February 2017, $20,970, and (b) beginning on the due date in March 2017, the greater of (1) the monthly amount required to be reserved for the replacement of furniture, fixtures and equipment pursuant to the franchise agreement and (2) one-twelfth of 4% of the operating income for the Aloft Sunnyvale Property for the previous 12-month period (as determined on January 31 of each year).

In addition, on each due date during the continuance of an Aloft Sunnyvale Trigger Period, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

An “Aloft Sunnyvale Trigger Period” means (i) any period commencing as of the conclusion of (1) any 12-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio (as calculated under the related loan documents) is less than 1.20x or (2) the second consecutive 12-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio (as calculated under the related loan documents) is less than 1.25x, and ending at the conclusion of the second consecutive fiscal quarter for which the debt service coverage ratio for the trailing 12-month period (ending on the last day of any fiscal quarter) is greater than 1.30x, or (ii) the period commencing upon the borrower’s failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and indicate that no other Aloft Sunnyvale Trigger Period is ongoing.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Lockbox and Cash Management. The Aloft Sunnyvale Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrower to direct credit card companies to remit all credit card receivables directly to a lender-controlled lockbox account, and require that all cash revenues relating to the Aloft Sunnyvale Property and all other money received by the borrower or the property manager with respect to the Aloft Sunnyvale Property be deposited into such lockbox account or a lender-controlled cash management account within one business day following receipt. On each business day that no Aloft Sunnyvale Trigger Period or event of default under the Aloft Sunnyvale Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On each business day during the continuance of an Aloft Sunnyvale Trigger Period (or, at the lender’s discretion, during the continuance of an event of default under the related loan documents), all funds in the lender-controlled cash management account are required to be used to pay debt service, required reserves and operating expenses, with all remaining amounts reserved in an excess cash flow reserve account as additional collateral. During the continuance of an event of default under the Aloft Sunnyvale Loan, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Aloft Sunnyvale Loan to amounts payable under the related loan documents and/or toward the payment of expenses at the Aloft Sunnyvale Property, in such order of priority as the lender may determine.
■	Property Management. The Aloft Sunnyvale Property is managed by Azul Hospitality-Cupertino, LLC pursuant to a management agreement. Under the related loan documents, the Aloft Sunnyvale Property is required to remain managed by Azul Hospitality-Cupertino, LLC or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Aloft Sunnyvale Loan that continues for 60 or more days, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.
■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.
■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Aloft Sunnyvale Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Aloft Sunnyvale Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Aloft Sunnyvale Property are separately allocated to the Aloft Sunnyvale Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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MAP © 2016 CARTIFACT · DATA © OSM
CARTIFACT
Deerbrook Plaza
9815 Farm to Market 1960
Humble, TX 77338
Deerbrook Mall
Humble
Spring
FARM TO MARKET 1960
E. RICHEY RD
Lonestar College-North Harris
GEORGE BUSH INTERCONTINENTAL AIRPORT
HARDY TOLL RD
Lochinvar Golf Club
Copart Inc
Houston Police Academy
RANKIN RD
LEE RD
GREENS RD
JOHN F KENNEDY BLVD
Dow One Park
Halliburton Northbelt Facility
GE Drilling System
Houston
W W Thorne Stadium
ALDINE BENDER RD
ALDINE WESTFIELD RD
HENRY RD
OLD HUMBLE RD
Golf Club of Houston
Prime Source Building Products
Crowley Park
Brookside Memorial Park Cemetery
YES Prep North Central
HOLLYVALE DR
Pep Mueller Park
LAUDER RD
Atascocita
Jersey Village
HARDY TOLLWAY
Addicks
WESTPARK TOLLWAY
Bellaire
Sugar Land
Missouri City
Pasadena
WILLIAM P. HOBBY AIRPORT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Humble, Texas	Cut-off Date Principal Balance	$22,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$100.24
Size (SF)	219,481	Percentage of Initial Pool Balance	2.9%
Total Occupancy as of 4/30/2016	91.9%	Number of Related Mortgage Loans	None
Owned Occupancy as of 4/30/2016	91.9%	Type of Security	Fee Simple
Year Built / Latest Renovation	1986, 1993 / NAP	Mortgage Rate	4.9830%
Appraised Value	$31,350,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	24

Underwritten Revenues	$2,803,973
Underwritten Expenses	$741,683	Escrows
Underwritten Net Operating Income (NOI)	$2,062,290	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,879,424	Taxes	$132,425	$26,485
Cut-off Date LTV Ratio	70.2%	Insurance	$0	$0
Maturity Date LTV Ratio	60.7%	Replacement Reserves	$0	$3,292
DSCR Based on Underwritten NOI / NCF	1.46x / 1.33x	TI/LC(1)	$200,000	$13,718
Debt Yield Based on Underwritten NOI / NCF	9.4% / 8.5%	Other(2)	$5,182	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$22,000,000	100.0%	Loan Payoff	$17,682,830	80.4%
Principal Equity Distribution	3,547,016	16.1
Closing Costs	432,547	2.0
Reserves	337,607	1.5

Total Sources	$22,000,000	100.0%	Total Uses	$22,000,000	100.0%

(1)	TI/LC reserve is capped at $325,000.
(2)	See “—Escrows” below.
■	The Mortgage Loan. The mortgage loan (the “Deerbrook Plaza Loan”) is evidenced by a note in the original principal amount of $22,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a retail property located in Humble, Texas (the “Deerbrook Plaza Property”). The Deerbrook Plaza Loan was originated by Goldman Sachs Mortgage Company on May 2, 2016 and represents approximately 2.9% of the Initial Pool Balance. The note evidencing the Deerbrook Plaza Loan has an outstanding principal balance as of the Cut-off Date of $22,000,000 and an interest rate of 4.9830% per annum. The borrower utilized the proceeds of the Deerbrook Plaza Loan to refinance the existing debt on the Deerbrook Plaza Property, fund reserves, pay origination costs and return equity to the borrower sponsor.

The Deerbrook Plaza Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Deerbrook Plaza Loan requires monthly payments of interest only for the initial 24 months, followed by monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the Deerbrook Plaza Loan is the due date in May 2026. Voluntary prepayment of the Deerbrook Plaza Loan is prohibited prior to the due date in February 2026. Provided that no event of default under the Deerbrook Plaza Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■	The Mortgaged Property. The Deerbrook Plaza Property is a 219,481 SF retail center located in Humble, Texas. The Deerbrook Plaza Property was built in 1986 and with outparcels built in 1993. The Deerbrook Plaza Property is anchored by Ross Dress for Less (31,484 SF), Goody Goody Liquor (27,000 SF) and Boot Barn (21,982 SF), all of which sublease their respective spaces from Safeway Grocery dba Randall’s. Additional tenants include Tuesday Morning, Dollar Tree and Half Price Books with a total of approximately 20 other stores and restaurants. As of April 30, 2016, Total Occupancy and Owned Occupancy for the Deerbrook Plaza Property were both 91.9%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Deerbrook Plaza Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Anchors
Safeway Grocery dba Randall’s(2)	NR / B2 / B+	80,690	36.8%	Yes	$650,000	$8.06	5/23/2021	NA	NA	2, 5-year options
Total Anchors		80,690	36.8%

Jr. Anchors
Fallas Paredes(3)	NR / NR / NR	15,257	7.0%	Yes	$160,704	$10.53	9/30/2019	$128	8.2%	2, 5-year options
Tuesday Morning	NR / NR / NR	14,413	6.6	Yes	$98,120	$6.81	1/31/2017	NA	NA	1, 5-year option
Half Price Books	NR / NR / NR	12,474	5.7	Yes	$185,031	$14.83	2/28/2017	NA	NA	1, 5-year option
Dollar Tree(4)	NR / Ba2 / BB+	11,785	5.4	Yes	$140,637	$11.93	1/31/2017	NA	NA	1, 5-year option
Fresenius Medical Care	NR / Ba1 / BBB-	10,250	4.7	Yes	$202,244	$19.73	10/31/2025	NA	NA	3, 5-year options
Total Jr. Anchors		64,179	29.2%

Occupied In-line		50,106	22.8%	Yes	$1,283,291	$25.61
Occupied Outparcel		6,810	3.1%	Yes	$135,497	$19.90
Vacant Spaces		17,696	8.1%	Yes	$0	$0.00
Total SF		219,481	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Safeway Grocery dba Randall’s pays all of its expenses direct. Randall’s subleases its space to three tenants: Ross Dress for Less, Goody Goody Liquor and Boot Barn.
(3)	Sales for Fallas Paredes are for the trailing 12-month period ended January 31, 2016.
(4)	Dollar Tree has one automatic 5-year option to extend, unless the tenant gives written notice to landlord no later than 6 months prior to its expiration date; in the event Fallas Paredes or its successors vacates the premises or ceases to operate, the tenant is required to pay only one-half monthly base rent plus one hundred percent of additional rent for the period that Fallas Paredes remains vacant.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Deerbrook Plaza Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Safeway Grocery dba Randall’s(2)	NR / B2 / B+	80,690	36.8%	$650,000	29.2%	$8.06	5/23/2021	NA	NA	2, 5-year options
Brewingz(3)	NR / NR / NR	8,875	4.0	222,750	10.0	25.10	11/30/2022	NA	NA	2, 5-year options
Fresenius Medical Care	NR / Ba1 / BBB-	10,250	4.7	133,250	6.0	13.00	10/31/2025	NA	NA	3, 5-year options
Half Price Books	NR / NR / NR	12,474	5.7	118,503	5.3	9.50	2/28/2017	NA	NA	1, 5-year option
Outback Steakhouse	NR / NR / BB	5,883	2.7	115,000	5.2	19.55	11/30/2020	NA	NA	2, 5-year options
Chit Wong, MD	NR / NR / NR	5,475	2.5	101,288	4.6	18.50	8/20/2020	NA	NA	1, 5-year option
Tuesday Morning	NR / NR / NR	14,413	6.6	98,120	4.4	6.81	1/31/2017	NA	NA	1, 5-year option
Fallas Paredes(4)	NR / NR / NR	15,257	7.0	90,000	4.0	5.90	9/30/2019	$128	8.2%	2, 5-year options
Rent-A-Center	NR / B1 / BB	5,479	2.5	79,446	3.6	14.50	4/30/2019	NA	NA	1, 5-year option
Dollar Tree	NR / Ba2 / BB+	11,785	5.4	77,899	3.5	6.61	1/31/2017	NA	NA	1, 5-year option
Ten Largest Tenants		170,581	77.7%	$1,686,255	75.8%	$9.89
Remaining Owned Tenants		31,204	14.2	539,024	24.2	17.27
Vacant Spaces (Owned Space)		17,696	8.1	0	0.0	0.00
Totals / Wtd. Avg. Tenants		219,481	100.0%	$2,225,279	100.0%	$11.03

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Randall’s subleases its space to three tenants: Ross Dress for Less, Goody Goody Liquor and Boot Barn.
(3)	Brewingz’s base rent per SF is a blend of two rates they are currently paying on its space. Brewingz expanded an additional 4,000 SF in October 2012 and pay $26.00 per SF on the original 4,875 SF and $24.00 per SF on the expanded 4,000 SF.
(4)	Sales for Fallas Paredes are for the trailing 12-month period ended January 31, 2016.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the lease rollover schedule at the Deerbrook Plaza Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2016	6,749	3.1	3.1%	125,393	5.6	18.58	3
2017	42,547	19.4	22.5%	364,497	16.4	8.57	6
2018	4,395	2.0	24.5%	64,013	2.9	14.56	2
2019	26,511	12.1	36.5%	261,846	11.8	9.88	4
2020	18,873	8.6	45.1%	341,289	15.3	18.08	4
2021	80,690	36.8	81.9%	650,000	29.2	8.06	1
2022	11,770	5.4	87.3%	284,993	12.8	24.21	2
2023	0	0.0	87.3%	0	0.0	0.00	0
2024	0	0.0	87.3%	0	0.0	0.00	0
2025	10,250	4.7	91.9%	133,250	6.0	13.00	1
2026	0	0.0	91.9%	0	0.0	0.00	0
2027 & Thereafter	0	0.0	91.9%	0	0.0	0.00	0
Vacant	17,696	8.1	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	219,481	100.0%		$2,225,279	100.0%	$11.03	23

(1)	Calculated based on the approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the Deerbrook Plaza Property:

Historical Leased %(1)

2013	2014	2015	As of 4/30/2016
88.0%	86.0%	90.0%	91.9%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.
■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Deerbrook Plaza Property:

Cash Flow Analysis(1)

	2014	2015	TTM 2/29/2016	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,972,864	$2,048,280	$2,085,748	$2,225,279	$10.14
Gross Up Vacancy	0	0	0	259,768	1.18
Other Revenue	7,914	7,332	7,314	7,314	0.03
Total Rent	$1,980,778	$2,055,612	$2,093,062	$2,492,361	$11.36
Total Reimbursables	528,075	560,167	579,769	571,380	2.60
Vacancy & Credit Loss	0	0	0	(259,768)	(1.18)
Effective Gross Income	$2,508,853	$2,615,779	$2,672,831	$2,803,973	$12.78

Total Operating Expenses	$759,463	$736,715	$717,564	$741,683	$3.38

Net Operating Income	$1,749,391	$1,879,064	$1,955,267	$2,062,290	$9.40
TI/LC(3)	0	0	0	143,947	0.66
Capital Expenditures	0	0	0	38,918	0.18
Net Cash Flow	$1,749,391	$1,879,064	$1,955,267	$1,879,424	$8.56

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten cash flow based on contractual rents as of April 30, 2016 and contractual rent steps through May 31, 2017.
(3)	Based on $0.25 per SF for anchor tenants and $0.50 per SF for all other in-line and outparcel tenants adjusted for vacancy and credit loss. Includes adjustment for upfront TI/LC reserves equal to one half of 10% of the $200,000 upfront reserve.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

119

deerbrook plaza

■	Appraisal. According to the appraisal, the Deerbrook Plaza Property had an “as-is” appraised value of $31,350,000 as of March 4, 2016.
■	Environmental Matters. According to a Phase I environmental report, dated March 8, 2016, there are no recognized environmental conditions or recommendations for further action at the Deerbrook Plaza Property.
■	Market Overview and Competition. The Deerbrook Plaza Property is located in the Spring Creek submarket within the Houston, Texas retail market. Primary retail competition includes Deerbrook Corner, a 107,285 SF retail center anchored by Ashley Furniture Home Store. As of the fourth quarter of 2015, the submarket included a total of 5,359,687 SF of retail space, with current vacancy at approximately 235,826 SF or 4.4% and net absorption of 11,388 SF for all of 2015. Average quoted rental rates for the submarket were approximately $12.57 per SF. As of 2015, the estimated population within a 5-mile radius of the Deerbrook Plaza Property was approximately 119,788 with a median household income of $58,644.

The following table presents certain information relating to the primary competition for the Deerbrook Plaza Property:

Competitive Set(1)

	Deerbrook Plaza	Deerbrook Corner	Humblewood Center	Deerbrook Commons	Deerbrook Crossing	Bender Square
Distance from Subject	-	0.5 miles	0.2 miles	0.2 miles	0.5 miles	0.5 miles
Property Type	Retail	Retail	Retail	Retail	Retail	Retail
Year Built	1986, 1993	1984	1979	1984	1979	1977
Total GLA	219,481	107,285	251,189	169,111	248,847	192,817
Total Occupancy	91.9%	97%	94%	92%	94%	97%
Anchors & Jr. Anchors	Safeway Grocery dba Randall’s, Fresenius Medical Care, Tuesday Morning, Half Price Books	Ashley Furniture Home Store, Chili’s	DSW, Conn’s, Michael’s, Five Below	Deerbrook Movie Tavern, Olive Garden, DaVita Kidney Care	Office Depot, Petco	CVS Pharmacy, Firestone Complete Auto Care

(1)	Source: Appraisal.

■	The Borrower. The borrower is Deerbrook Investment Properties, Ltd., a single-purpose, single-asset entity. The non-recourse carveout guarantor under the Deerbrook Plaza Loan is Kamyar Mateen, a majority owner of the general partner of the borrower.
■	Escrows. On the origination date, the borrower funded (i) a tax reserve in an amount equal to $132,425, (ii) a tenant improvements and leasing commissions reserve in an amount equal to $200,000 and (iii) an unfunded obligations account in an amount equal to $5,182 in connection with the Dollar Tree tenant’s CAM reimbursement dispute.
On each due date, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, provided, however, that reserve deposits for insurance premiums are not required if the borrower is maintaining a blanket policy in accordance with the related loan documents and there is no continuing event of default, (ii) a tenant improvements and leasing commissions reserve in an amount equal to $13,718, capped at $325,000 and (iii) a capital expenditure reserve in an amount equal to $3,292.

In addition, on each due date during the continuance of a Deerbrook Plaza Trigger Period, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

120

deerbrook plaza

A “Deerbrook Plaza Trigger Period” means (i) any period commencing as of the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio (as calculated under the related loan documents) is less than 1.10x, and ending at the conclusion of the second consecutive fiscal quarter for which the debt service coverage ratio for the trailing twelve-month period (ending on the last day of any fiscal quarter) is greater than 1.15x, (ii) the period commencing upon the borrower’s failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and they indicate that no other Deerbrook Plaza Trigger Period is ongoing or (iii) a Critical Tenant Trigger Period.

A “Critical Tenant Trigger Period” means a period commencing upon the occurrence of: (i) if on or before any date which is 12 months prior to any termination or expiration date under the lease for either (a) Fiesta Mart, Inc., Randall’s Food Markets, Inc., Randall’s Food & Drugs, Inc., Randall’s Food & Drugs LP, Safeway Inc., (or any successor or assign) (each a “Critical Tenant”), as tenant (or its guarantor)  or (b) two or more of the tenants Ross, Goody Goody Liquor and Boot Barn, (or any successor or assign) (each a “Subtenant”) as tenant, subtenant or sub-subtenant under a Critical Tenant lease or any sublease of a Critical Tenant space, as tenant (or its guarantor), the lender has not received satisfactory evidence that such Critical Tenant or Subtenant has renewed and/or extended its lease for at least an additional five years on terms reasonably satisfactory to the lender until either (a) the borrower has provided the lender with satisfactory evidence that such Critical Tenant or Subtenant has renewed and/or extended for at least five years on terms acceptable to the lender and the Critical Tenant or Subtenant has issued a signed estoppel certificate, or (b) both (x) 85% of the space currently leased to such Critical Tenant or Subtenant has been leased to a satisfactory replacement tenant(s)  pursuant to a lease(s) approved by the lender and for a term of at least five additional years and (y) such replacement tenant(s) has commenced occupancy, is paying rent and has issued signed estoppel certificates, (ii) a Critical Tenant or Subtenant becomes a debtor in any state or federal bankruptcy, insolvency or similar proceeding; (iii) a Critical Tenant or Subtenant vacates, surrenders or ceases normal business operations at its demised premises (other than temporary cessation for repairs or renovations thereof in the ordinary course of business or due to casualty or condemnation or otherwise in accordance with its lease and the related loan documents) or notifies the borrower that it intends to take any such action; or (iv) any date on which a Critical Tenant or Subtenant gives notice of its intention to terminate or not to renew and/or extend for at least an additional five years on terms satisfactory to the lender, and ending with respect to subclause (ii), (iii) and/or (iv) above, when; both (a) the space currently leased to such Critical Tenant or Subtenant has been leased to a satisfactory replacement tenant(s) pursuant to a lease(s) approved by the lender and (b) such replacement tenants have commenced occupancy, is paying rent and has issued signed estoppel certificates.

■	Lockbox and Cash Management. The Deerbrook Plaza Loan is structured with a springing lockbox and springing cash management. Upon the occurrence of a Deerbrook Plaza Trigger Period or event of default under the Deerbrook Plaza Loan, the related loan documents require the borrower to deliver notices to each tenant instructing them to remit all rents into a lender-controlled lockbox account and require that all cash revenues relating to the Deerbrook Plaza Property and all other money received by the borrower or the property manager with respect to the Deerbrook Plaza Property (other than tenant security deposits) be deposited into such lockbox account by the end of the second business day following receipt. On each business day during the continuance of a Deerbrook Plaza Trigger Period or an event of default under the Deerbrook Plaza Loan, all amounts in the lockbox account are required to be remitted to a lender-controlled cash management account. On each business day that no Deerbrook Plaza Trigger Period or event of default under the Deerbrook Plaza Loan is continuing, all funds in the cash management account in excess of the amounts required to pay monthly reserves and debt service on the next due date are required to be swept into a borrower-controlled operating account.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

121

deerbrook plaza

On each due date during the continuance of a Deerbrook Plaza Trigger Period or, at the lender’s discretion, during an event of default under the Deerbrook Plaza Loan, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and budgeted operating expenses, and that all remaining amounts be reserved in an excess cash flow reserve account. During the continuance of a Critical Tenant Trigger Period, all funds remaining in the cash management account are required to be swept into a critical tenant reserve account for tenant improvement and leasing commissions for the related leases. To the extent any Deerbrook Plaza Trigger Period expires or an event of default under the Deerbrook Plaza Loan is cured, all funds in the cash management account are required to be swept into a borrower-controlled operating account.

During the continuance of an event of default under the Deerbrook Plaza Loan, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Deerbrook Plaza Loan to amounts payable under the related loan documents and/or toward the payment of expenses of the Deerbrook Plaza Property, in such order of priority as the lender may determine.

■	Property Management. The Deerbrook Plaza Property is managed by Triyar Management, Inc., an affiliate of the borrower, pursuant to a management agreement. Under the related loan documents, the Deerbrook Plaza Property is required to remain managed by Triyar Management, Inc. or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Deerbrook Plaza Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.
■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.
■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Deerbrook Plaza Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Deerbrook Plaza Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provide evidence satisfactory to the lender that the insurance premiums for the Deerbrook Plaza Property are separately allocated to the Deerbrook Plaza Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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123

18th avenue

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Brooklyn, New York	Cut-off Date Principal Balance		$18,352,100
Property Type	Retail	Cut-off Date Principal Balance per SF		$1,439.04
Size (SF)	12,753	Percentage of Initial Pool Balance		2.4%
Total Occupancy as of 1/1/2016	100.0%	Number of Related Mortgage Loans(1)		7
Owned Occupancy as of 1/1/2016	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1931 / 2008	Mortgage Rate		4.8495%
Appraised Value	$29,300,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
		Borrower Sponsor(2)	ICS Portfolio Holdings LLC and ICS Stillwell 86th Street LLC
Underwritten Revenues	$1,434,335
Underwritten Expenses	$158,257	Escrows
Underwritten Net Operating Income (NOI)	$1,276,078		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,260,347	Taxes	$25,202	$8,401
Cut-off Date LTV Ratio	62.6%	Insurance	$0	$0
Maturity Date LTV Ratio	62.6%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.41x / 1.40x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	7.0% / 6.9%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$18,352,100	100.0%	Loan Payoff	$14,724,455	80.2%
			Principal Equity Distribution	2,988,754	16.3
			Closing Costs	613,689	3.3
			Reserves	25,202	0.1

Total Sources	$18,352,100	100.0%	Total Uses	$18,352,100	100.0%

(1)	The borrower sponsor for the 18th Avenue Loan is also the borrower sponsor for the 86th Street, Junction Boulevard, Wyckoff Avenue, Beverley Road, Stillwell Avenue and Church Avenue Loans.

(2)	ICS Portfolio Holdings LLC and ICS Stillwell 86th Street LLC are the non-recourse carveout guarantors under the 18th Avenue Loan.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the 18th Avenue Property:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Walgreens(2)	NR / Baa2 / BBB	8,753	68.6%	$671,000	57.1%	$76.66	5/31/2048	NA
TD Bank	NR / Aa1 / AA-	4,000	31.4	504,000	42.9	126.00	11/30/2022	4, 5-year options
Totals / Wtd. Avg. Tenants		12,753	100.0%	$1,175,000	100.0%	$92.14

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Tenant may terminate after 20, 25, 30, or 35 years. First termination option effective on 6/1/2028.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

124

18th avenue

The following table presents certain information relating to the lease rollover schedule at the 18th Avenue Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	4,000	31.4	31.4%	504,000	42.9	126.00	1
2023	0	0.0	31.4%	0	0.0	0.00	0
2024	0	0.0	31.4%	0	0.0	0.00	0
2025	0	0.0	31.4%	0	0.0	0.00	0
2026	0	0.0	31.4%	0	0.0	0.00	0
2027 & Thereafter	8,753	68.6	100.0%	671,000	57.1	76.66	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	12,753	100.0%		$1,175,000	100.0%	$92.14	2

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the 18th Avenue Property:

Historical Leased %(1)

2013	2014	2015
100.0%	100.0%	100.0%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 18th Avenue Property:

Cash Flow Analysis(1)

	2013	2014	2015	Underwritten(2)(3)	Underwritten $ per SF
Base Rent	$1,149,583	$1,175,000	$1,175,000	$1,175,000	$92.14
Contractual Credit Rent Steps(4)	0	0	0	173,295	13.59
Other Rental Revenue	385	385	385	385	0.03
Total Rent	$1,149,968	$1,175,385	$1,175,385	$1,348,680	$105.75
Total Reimbursables	107,530	104,154	109,539	100,574	7.89
Other Income	100	0	0	0	0.00
Less Vacancy & Credit Loss	0	0	0	(14,919)	(1.17)
Effective Gross Income	$1,257,598	$1,279,539	$1,284,924	$1,434,335	$112.47

Total Operating Expenses	$113,985	$134,124	$132,177	$158,257	$12.41

Net Operating Income	$1,143,614	$1,145,415	$1,152,747	$1,276,078	$100.06
TI/LC	0	0	0	11,905	0.93
Capital Expenditures	0	0	0	3,826	0.30
Net Cash Flow	$1,143,614	$1,145,415	$1,152,747	$1,260,347	$98.83

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of January 1, 2016 and contractual rent steps through July 31, 2016.

(3)	The 18th Avenue Property is currently in year eight of a 25-year Industrial & Commercial Abatement Program (ICAP) tax abatement that expires in the full year 2032, tax year 2033.

(4)	Investment grade contractual credit rent steps are computed by taking the incremental steps through the loan term plus 5 years discounted at 7% for present value.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

125

86TH STREET

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Brooklyn, New York	Cut-off Date Principal Balance		$18,149,300
Property Type	Retail	Cut-off Date Principal Balance per SF		$1,538.08
Size (SF)	11,800	Percentage of Initial Pool Balance		2.4%
Total Occupancy as of 1/1/2016	100.0%	Number of Related Mortgage Loans(1)		7
Owned Occupancy as of 1/1/2016	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2011 / NAP	Mortgage Rate		4.8495%
Appraised Value	$30,300,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
		Borrower Sponsor(2)	ICS Portfolio Holdings LLC and ICS Stillwell 86th Street LLC
Underwritten Revenues	$1,591,742
Underwritten Expenses	$279,257	Escrows
Underwritten Net Operating Income (NOI)	$1,312,485		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,298,918	Taxes	$0	$0
Cut-off Date LTV Ratio	59.9%	Insurance	$0	$0
Maturity Date LTV Ratio	59.9%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.47x / 1.46x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	7.2% / 7.2%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$18,149,300	100.0%	Loan Payoff	$13,540,242	74.6%
			Principal Equity Distribution	3,953,191	21.8
			Closing Costs	655,868	3.6

Total Sources	$18,149,300	100.0%	Total Uses	$18,149,300	100.0%

(1)	The borrower sponsor for the 86th Street Loan is also the borrower sponsor for the 18th Avenue, Junction Boulevard, Wyckoff Avenue, Beverley Road, Stillwell Avenue and Church Avenue Loans.

(2)	ICS Portfolio Holdings LLC and ICS Stillwell 86th Street LLC are the non-recourse carveout guarantors under the 86th Street Loan.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the 86th Street Property:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Walgreens(2)	NR / Baa2 / BBB	8,800	74.6%	$968,000	79.6%	$110.00	7/31/2049	NA
Northfield Bank	NR / NR / NR	3,000	25.4	248,358	20.4	82.79	6/30/2021	4, 5-year options
Totals / Wtd. Avg. Tenants		11,800	100.0%	$1,216,358	100.0%	$103.08

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Tenant may terminate after 20, 25, 30, or 35 years. First effective termination date is 11/7/2029.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

126

86TH STREET

The following table presents certain information relating to the lease rollover schedule at the 86th Street Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	3,000	25.4	25.4%	248,358	20.4	82.79	1
2022	0	0.0	25.4%	0	0.0	0.00	0
2023	0	0.0	25.4%	0	0.0	0.00	0
2024	0	0.0	25.4%	0	0.0	0.00	0
2025	0	0.0	25.4%	0	0.0	0.00	0
2026	0	0.0	25.4%	0	0.0	0.00	0
2027 & Thereafter	8,800	74.6	100.0%	968,000	79.6	110.00	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	11,800	100.0%		$1,216,358	100.0%	$103.08	2

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the 86th Street Property:

Historical Leased %(1)

2013	2014	2015
100.0%	100.0%	100.0%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 86th Street Property:

Cash Flow Analysis(1)

	2013	2014	2015	Underwritten(2)(3)	Underwritten $ per SF
Base Rent	$1,020,475	$1,156,012	$1,213,329	$1,216,358	$103.08
Contractual Credit Rent Steps(4)	0	0	0	166,657	14.12
Total Rent	$1,020,475	$1,156,012	$1,213,329	$1,383,015	$117.20
Total Reimbursables	71,249	35,054	54,620	227,575	19.29
Other Income	2	2	2	0	0.00
Less Vacancy & Credit Loss	0	0	0	(18,847)	(1.60)
Effective Gross Income	$1,091,726	$1,191,068	$1,267,951	$1,591,742	$134.89

Total Operating Expenses	$124,716	$56,978	$78,666	$279,257	$23.67

Net Operating Income	$967,010	$1,134,090	$1,189,285	$1,312,485	$111.23
TI/LC	0	0	0	10,028	0.85
Capital Expenditures	0	0	0	3,540	0.30
Net Cash Flow	$967,010	$1,134,090	$1,189,285	$1,298,918	$110.08

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of January 1, 2016 and contractual rent steps through July 31, 2016.

(3)	The 86th Street Property is currently in year three of a 15-year Industrial & Commercial Incentive Program (ICIP) tax abatement that expires in full year 2027, tax year 2028.

(4)	Investment grade contractual credit rent steps are computed by taking the incremental steps through the loan term plus 5 years discounted at 7% for present value.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

127

HIGHLANDS SHOPPING CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Bristol, Virginia	Cut-off Date Principal Balance		$17,250,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$104.33
Size (SF)	165,337	Percentage of Initial Pool Balance		2.3%
Total Occupancy as of 12/28/2015	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/28/2015	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2007 / NAP	Mortgage Rate		4.8720%
Appraised Value	$23,450,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36
		Borrower Sponsor(1)	A. Gary McDaniel, Sr. and Turbo Investments International, Inc.
Underwritten Revenues	$1,969,900
Underwritten Expenses	$290,736	Escrows
Underwritten Net Operating Income (NOI)	$1,679,165		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,575,973	Taxes	$15,228	$5,076
Cut-off Date LTV Ratio	73.6%	Insurance	$18,469	$2,638
Maturity Date LTV Ratio	64.9%	Replacement Reserves	$0	$2,756
DSCR Based on Underwritten NOI / NCF	1.53x / 1.44x	TI/LC(2)	$200,000	$0
Debt Yield Based on Underwritten NOI / NCF	9.7% / 9.1%	Other(3)	$128,600	$1,667

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$17,250,000	100.0%	Loan Payoff	$11,011,147	63.8%
			Principal Equity Distribution	5,386,134	31.2
			Closing Costs	490,423	2.8
			Reserves	362,297	2.1

Total Sources	$17,250,000	100.0%	Total Uses	$17,250,000	100.0%

(1)	A. Gary McDaniel, Sr. and Turbo Investments International, Inc. are the non-recourse carveout guarantors under the Highlands Shopping Center Loan.

(2)	TI/LC reserve is capped at $200,000.

(3)	Other upfront reserve represents a property contingency reserve ($100,000) and deferred maintenance reserve ($28,600).

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Highlands Shopping Center Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Anchors
Target(3)	A- / A2 / A	120,000	42.1%	No	$76,705	$0.64	NA	NA	NA	NA
Total Anchors		120,000	42.1%

Jr. Anchors
Ross Dress for Less	NR / A3 / A-	30,180	10.6%	Yes	$341,411	$11.31	1/31/2018	NA	NA	4, 5-year options
TJ Maxx	NR / A2 / A+	26,000	9.1	Yes	$253,950	$9.77	9/30/2022	$264	3.7%	3, 5-year options
Burkes (Bealls)	NR / NR / NR	23,000	8.1	Yes	$215,050	$9.35	1/31/2026	NA	NA	3, 5-year options
Best Buy	BBB- / Baa1 / BB+	22,500	7.9	Yes	$332,009	$14.76	1/31/2019	NA	NA	3, 5-year options
PetSmart	NR / NR / NR	20,332	7.1	Yes	$291,527	$14.34	9/30/2022	NA	NA	3, 5-year options
Books-A-Million	NR / NR / NR	15,500	5.4	Yes	$202,881	$13.09	1/31/2018	$131	10.0%	3, 5-year options
Old Navy	NR / NR / NR	15,025	5.3	Yes	$207,515	$13.81	9/30/2017	$241	5.7%	2, 5-year options
Total Jr. Anchors		152,537	53.5%

Occupied In-line		12,800	4.5%		$200,982	$15.70

Total Owned SF		165,337	57.9%
Total SF		285,337	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Tenant sales per SF are as of TTM August 2015.

(3)	Target is not included in the collateral. Total rent represents Common Area Maintenance (“CAM”) that the tenant pays.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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HIGHLANDS SHOPPING CENTER

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Highlands Shopping Center Property:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Best Buy	BBB- / Baa1 / BB+	22,500	13.6%	$303,750	16.3%	$13.50	1/31/2019	NA	NA	3, 5-year options
Ross Dress for Less	NR / A3 / A-	30,180	18.3	301,800	16.2	10.00	1/31/2018	NA	NA	4, 5-year options
PetSmart	NR / NR / NR	20,332	12.3	269,399	14.4	13.25	9/30/2022	NA	NA	3, 5-year options
TJ Maxx	NR / A2 / A+	26,000	15.7	221,000	11.8	8.50	9/30/2022	$264	3.7%	3, 5-year options
Burkes (Bealls)	NR / NR / NR	23,000	13.9	215,050	11.5	9.35	1/31/2026	NA	NA	3, 5-year options
Old Navy	NR / NR / NR	15,025	9.1	187,813	10.1	12.50	9/30/2017	$241	5.7%	2, 5-year options
Books-A-Million	NR / NR / NR	15,500	9.4	182,125	9.8	11.75	1/31/2018	$131	10.0%	3, 5-year options
Dress Barn	NR / NR / NR	7,800	4.7	109,200	5.9	14.00	6/30/2023	$132	11.7%	3, 5-year options
Maurices	NR / NR / NR	5,000	3.0	75,000	4.0	15.00	6/30/2023	$189	8.6%	NA
Total / Wtd. Avg. Tenants		165,337	100.0%	$1,865,137	100.0%	$11.28

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Tenant sales per SF are as of TTM August 2015.

The following table presents certain information relating to the lease rollover schedule at the Highlands Shopping Center Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	15,025	9.1	9.1%	187,813	10.1	12.50	1
2018	45,680	27.6	36.7%	483,925	25.9	10.59	2
2019	22,500	13.6	50.3%	303,750	16.3	13.50	1
2020	0	0.0	50.3%	0	0.0	0.00	0
2021	0	0.0	50.3%	0	0.0	0.00	0
2022	46,332	28.0	78.3%	490,399	26.3	10.58	2
2023	12,800	7.7	86.1%	184,200	9.9	14.39	2
2024	0	0.0	86.1%	0	0.0	0.00	0
2025	0	0.0	86.1%	0	0.0	0.00	0
2026	23,000	13.9	100.0%	215,050	11.5	9.35	1
2027 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	165,337	100.0%		$1,865,137	100.0%	$11.28	9

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the Highlands Shopping Center Property:

Historical Leased %(1)

2012	2013	2014	2015
100.0%	100.0%	100.0%	89.6%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

129

HIGHLANDS SHOPPING CENTER

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Highlands Shopping Center Property:

Cash Flow Analysis(1)

	2014	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,868,518	$1,865,137	$11.28
Gross Up Vacancy	0	0	0.00
Total Rent	$1,868,518	$1,865,137	$11.28
Total Reimbursables	218,971	208,443	1.26
Less Vacancy & Credit Loss	0	(103,679)	(0.63)
Effective Gross Income	$2,087,489	$1,969,900	$11.91

Total Operating Expenses	$354,158	$290,736	$1.76

Net Operating Income	$1,733,331	$1,679,165	$10.16
TI/LC	0	70,124	0.42
Capital Expenditures	0	33,067	0.20
Net Cash Flow	$1,733,331	$1,575,973	$9.53

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of December 28, 2015 and contractual rent steps through June 30, 2016.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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131

RESIDENCE INN PRINCETON

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Princeton, New Jersey	Cut-off Date Principal Balance		$16,500,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$137,500.00
Size (Rooms)	120	Percentage of Initial Pool Balance		2.2%
Total TTM Occupancy as of 3/31/2016	85.0%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 3/31/2016	85.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2005 / 2012	Mortgage Rate		4.5555%
Appraised Value	$26,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(1)		Alan Landis
Underwritten Revenues	$5,414,712
Underwritten Expenses	$3,109,421
Underwritten Net Operating Income (NOI)	$2,305,290	Escrows
Underwritten Net Cash Flow (NCF)	$2,034,555		Upfront	Monthly
Cut-off Date LTV Ratio	62.3%	Taxes	$50,666	$25,333
Maturity Date LTV Ratio	50.4%	Insurance	$16,293	$8,146
DSCR Based on Underwritten NOI / NCF	2.28x / 2.01x	FF&E	$850,000	$22,623
Debt Yield Based on Underwritten NOI / NCF	14.0% / 12.3%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$16,500,000	96.2%	Loan Payoff	$16,042,923	93.6%
Principal’s New Cash Contribution	642,864	3.8	Reserves	916,959	5.3
			Closing Costs	182,982	1.1

Total Sources	$17,142,864	100.0%	Total Uses	$17,142,864	100.0%

(1)	Alan Landis is the non-recourse carveout guarantor under the Residence Inn Princeton Loan.

2016 Accommodated Room Night Demand(1)

Property	Group	Leisure	Corporate
Residence Inn Princeton	30%	30%	40%

(1)	Source: Appraisal.

The following table presents certain information relating to the penetration rates relating to the Residence Inn Princeton Property and various market segments, as provided in a March 2016 travel research report:

Penetration Rates(1)

	Occupancy	ADR	RevPAR
TTM March 2016	130.8%	118.0%	154.3%
TTM March 2015	120.9%	115.7%	139.9%
TTM March 2014	121.1%	118.7%	143.8%

(1)	Source: March 2016 travel research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

132

RESIDENCE INN PRINCETON

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Residence Inn Princeton Property:

Residence Inn Princeton(1)

	2014	2015	TTM 3/31/2016
Occupancy	82.4%	84.2%	85.0%
ADR	$142.02	$143.82	$144.07
RevPAR	$117.10	$121.11	$122.46

(1)	As provided by the borrower and represents averages for the indicated periods.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Residence Inn Princeton Property:

Cash Flow Analysis(1)

	2014	2015	TTM 3/31/2016	Underwritten	Underwritten $ per Room
Rooms Revenue	$5,128,887	$5,304,549	$5,378,611	$5,363,915	$44,699
Telephone Revenue	3,789	40,794	0	0	0
Other Revenue(2)	22,535	14,617	50,936	50,796	423
Total Revenue	$5,155,211	$5,359,960	$5,429,546	$5,414,712	$45,123

Room Expense	$1,002,406	$1,040,553	$1,052,015	$1,049,140	$8,743
Telephone Expense	21,697	0	0	0	0
Other Expense	0	29,826	29,439	29,359	245
Total Departmental Expense	$1,024,103	$1,070,379	$1,081,454	$1,078,499	$8,987
Total Undistributed Expense	1,624,345	1,636,458	1,631,576	1,631,160	13,593
Total Fixed Expense	389,170	383,630	389,551	399,763	3,331
Total Operating Expenses	$3,037,618	$3,090,467	$3,102,581	$3,109,421	$25,912

Net Operating Income	$2,117,593	$2,269,493	$2,326,965	$2,305,290	$19,211
FF&E	234,497	266,012	271,477	270,736	2,256
Net Cash Flow	$1,883,096	$2,003,481	$2,055,488	$2,034,555	$16,955

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other revenue includes gift shop income, guest communications and other miscellaneous revenue.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

133

JUNCTION BOULEVARD

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller	GSMC
Location (City/State)	Corona, New York		Cut-off Date Principal Balance	$15,779,000
Property Type	Retail		Cut-off Date Principal Balance per SF	$721.95
Size (SF)	21,856		Percentage of Initial Pool Balance	2.1%
Total Occupancy as of 1/1/2016	100.0%		Number of Related Mortgage Loans(1)	7
Owned Occupancy as of 1/1/2016	100.0%		Type of Security	Fee Simple
Year Built / Latest Renovation	1932 / 2012		Mortgage Rate	4.8495%
Appraised Value	$24,900,000		Original Term to Maturity (Months)	120
			Original Amortization Term (Months)	NAP
			Original Interest Only Period (Months)	120
			Borrower Sponsor(2)	ICS Portfolio Holdings LLC and ICS Stillwell 86th Street LLC
Underwritten Revenues	$1,391,028
Underwritten Expenses	$255,728	Escrows
Underwritten Net Operating Income (NOI)	$1,135,301		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,128,744	Taxes	$50,102	$16,701
Cut-off Date LTV Ratio	63.4%	Insurance	$0	$0
Maturity Date LTV Ratio	63.4%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.46x / 1.45x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	7.2% / 7.2%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$15,779,000	100.0%	Loan Payoff	$11,058,620	70.1%
			Principal Equity Distribution	4,154,447	26.3
			Closing Costs	515,831	3.3
			Reserves	50,102	0.3

Total Sources	$15,779,000	100.0%	Total Uses	$15,779,000	100.0%

(1)	The borrower sponsor for the Junction Boulevard Loan is also the borrower sponsor for the 18th Avenue, 86th Street, Wyckoff Avenue, Beverley Road, Stillwell Avenue and Church Avenue Loans.
(2)	ICS Portfolio Holdings LLC and ICS Stillwell 86th Street LLC are the non-recourse carveout guarantors under the Junction Boulevard Loan.

The following table presents certain information relating to the tenant at the Junction Boulevard Property:

Largest Tenant Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Duane Reade / ABC Superstores (Sublease)(2)	NR / Baa2 / BBB	21,856	100.0%	$ 1,000,000	100.0%	$ 45.75	1/31/2032	2, 5-year options
Total		21,856	100.0%	$ 1,000,000	100.0%	$ 45.75

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Duane Reade currently subleases the Junction Boulevard Property to ABC Superstore. Sublease terms are not available. Duane Reade (Walgreens Boots Alliance) remains the lease guarantor.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

134

JUNCTION BOULEVARD

The following table presents certain information relating to the lease rollover schedule at the Junction Boulevard Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$ 0	0.0%	$ 0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	0	0.0	0.0%	0	0.0	0.00	0
2027 & Thereafter	21,856	100.0	100.0%	1,000,000	100.0	45.75	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	21,856	100.0%		$1,000,000	100.0%	$45.75	1

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the Junction Boulevard Property:

Historical Leased %(1)

2013	2014	2015
100.0%	100.0%	100.0%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and Net Cash Flow at the Junction Boulevard Property:

Underwritten Cash Flow Analysis(1)

	2013	2014	2015	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,000,000	$1,000,000	$1,000,000	$1,000,000	$45.75
Contractual Credit Rent Steps(3)	0	0	0	200,408	9.17
Other Rental Revenue	0	0	254	254	0.01
Total Rent	$1,000,000	$1,000,000	$1,000,254	$1,200,662	$54.94
Total Reimbursables	161,648	173,064	200,527	201,765	9.23
Less Vacancy & Credit Loss	0	0	0	(11,399)	(0.52)
Effective Gross Income	$1,161,648	$1,173,064	$1,200,781	$1,391,028	$63.65

Total Operating Expenses	$238,437	$255,654	$286,670	$255,728	$11.70

Net Operating Income	$923,211	$917,410	$914,111	$1,135,301	$51.94
Capital Expenditures	0	0	0	6,557	0.30
Net Cash Flow	$923,211	$917,410	$914,111	$1,128,744	$51.64

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten cash flow based on contractual rents as of January 1, 2016 and contractual rent steps through July 31, 2016.
(3)	Investment grade contractual credit rent steps are computed by taking the incremental steps through the loan term plus 5 years discounted at 7% for present value.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

135

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Preliminary Prospectus and the Registration Statement, including the description of risk factors contained in the Preliminary Prospectus and the Registration Statement, prior to making a decision to invest in the certificates offered by this Term Sheet. The Preliminary Prospectus and the Registration Statement will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types. Any decision to invest in the offered certificates should be made after reviewing the Preliminary Prospectus and the Registration Statement, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates. Capitalized terms used but not defined in this Term Sheet have the respective meanings assigned to such terms in the Preliminary Prospectus or, if not defined therein, in the Registration Statement.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—	In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, experienced significant dislocations, illiquidity and volatility. We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

—	The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—	An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—	The offered certificates, when issued, will represent beneficial interests in the issuing entity. The offered certificates will not represent an interest in, or obligation of, the sponsor, the depositor, the master servicer, the special servicers, the operating advisor, the asset representations reviewer, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—	The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Preliminary Prospectus. Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—	Investors should treat each mortgage loan as a nonrecourse loan. If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property. Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—	Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates. While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—	The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in the portfolios that are available for securitization.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

136

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—	We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions. We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market.

—	Effective January 1, 2014, EU Regulation 575/2013 (the “CRR”) imposes on European Economic Area (“EEA”) credit institutions and investment firms investing in securitizations issued on or after January 1, 2011, or in securitizations issued prior to that date where new assets are added or substituted after December 31, 2014: (a) a requirement (the “Retention Requirement”) that the originator, sponsor or original lender of such securitization has explicitly disclosed that it will retain, on an ongoing basis, a material net economic interest which, in any event, may not be less than 5%; and (b) a requirement (the “Due Diligence Requirement”) that the investing credit institution or investment firm has undertaken certain due diligence in respect of the securitization and the underlying exposures and has established procedures for monitoring them on an ongoing basis.

National regulators in EEA member states impose penal risk weights on securitization investments in respect of which the Retention Requirement or the Due Diligence Requirement has not been satisfied in any material respect by reason of the negligence or omission of the investing credit institution or investment firm.

If the Retention Requirement or the Due Diligence Requirement is not satisfied in respect of a securitization investment held by a non-EEA subsidiary of an EEA credit institution or investment firm, then an additional risk weight may be applied to such securitization investment when taken into account on a consolidated basis at the level of the EEA credit institution or investment firm.

Requirements similar to the Retention Requirement and the Due Diligence Requirement (the “Similar Requirements”): (i) apply to investments in securitizations by investment funds managed by EEA investment managers subject to EU Directive 2011/61/EU (the Alternative Investment Fund Managers Directive and (iii) subject to the adoption of certain secondary legislation, will apply to investments in securitizations by EEA undertakings for collective investment in transferable securities. On September 30, 2015, the European Commission published a proposal for a new regulation which, if adopted, would recast the Retention Requirement, the Due Diligence Requirement and Similar Requirements and which would, additionally, apply such requirements to investments in securitizations by EU occupational pension schemes.

None of the sponsor, the depositor or the issuing entity intends to retain a material net economic interest in the securitization constituted by the issue of the offered certificates in accordance with the Retention Requirement or to take any other action which may be required by EEA-regulated investors for the purposes of their compliance with the Retention Requirement, the Due Diligence Requirement or Similar Requirements. Consequently, the offered certificates are not a suitable investment for EEA credit institutions, investment firms or the other types of EEA regulated investors mentioned above. As a result, the price and liquidity of the offered certificates in the secondary market may be adversely affected. EEA-regulated investors are encouraged to consult with their own investment and legal advisors regarding the suitability of the offered certificates for investment.

—	The Dodd Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) enacted in the United States requires that federal banking agencies amend their regulations to remove reference to or reliance on credit agency ratings, including, but not limited to, those found in the federal banking agencies’ risk-based capital regulations. New capital regulations were issued by the banking regulators in July 2013 and began phasing in on January 1, 2014; these regulations implement the increased capital requirements established under the Basel Accord. These new capital regulations eliminate reliance on credit ratings and otherwise alter, and in most cases increase, the capital requirements imposed on depository institutions and their holding companies, including with respect to ownership of asset-backed securities such as CMBS. Additional increases in minimum capital requirements have been implemented since that date. Further changes in capital requirements have been announced by the Basel Committee on Banking Supervision and, when implemented in the United States, these changes may have an adverse effect with respect to investments in asset-backed securities. As a result of these regulations, investments in commercial mortgage-backed securities like the certificates by institutions subject to the risk based capital regulations may result in greater capital charges to these financial institutions and these new regulations may otherwise adversely affect the treatment of commercial mortgage-backed securities for their regulatory capital purposes.

—	The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products. These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the trust fund as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

137

SUMMARY OF CERTAIN RISK FACTORS (continued)

—	The issuing entity will be relying on an exclusion or exemption from the definition of “investment company” under the Investment Company Act contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the regulations adopted to implement Section 619 of the Dodd-Frank Act (such statutory provision together with such implementing regulations, the “Volcker Rule”). The Volcker Rule generally prohibits “banking entities” (which is broadly defined to include U.S. banks and bank holding companies and many non-U.S. banking entities, together with their respective subsidiaries and other affiliates) from (i) engaging in proprietary trading, (ii) acquiring or retaining an ownership interest in or sponsoring a “covered fund” and (iii) entering into certain relationships with such funds. The Volcker Rule became effective on July 21, 2012, and final regulations implementing the Volcker Rule were adopted on December 10, 2013. Conformance with the Volcker Rule and its implementing regulations is required by July 21, 2015 (or by July 21, 2016 in respect of investments in and relationships with covered funds that were in place prior to December 31, 2013, with the possibility of a further one-year extension). In the interim, banking entities must make good faith efforts to conform their activities and investments to the Volcker Rule. Under the Volcker Rule, unless otherwise jointly determined otherwise by specified federal regulators, a “covered fund” does not include an issuer that may rely on an exclusion or exemption from the definition of “investment company” under the Investment Company Act other than the exclusions contained in Section 3(c)(1) and Section 3(c)(7) of the Investment Company Act. The general effects of the Volcker Rule remain uncertain. Any prospective investor in the certificates, including a U.S. or foreign bank or a subsidiary or other affiliate thereof, should consult its own legal advisors regarding such matters and other effects of the Volcker Rule.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

—	The repayment of the mortgage loans in the pool (or related whole loans) will be dependent upon the ability of the related mortgaged properties to produce cash flow through the collection of rents. However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related whole loan) at any given time. The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

—	The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers. The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance. Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—	A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity Date

—	Mortgage loans (or whole loans) with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans. This is because the borrower may be unable to repay the loan at that time. A borrower’s ability to repay a mortgage loan (or whole loan) on its stated maturity date typically will depend upon its ability either to refinance the mortgage loan (or whole loan) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—	We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by a mezzanine lender, if any, pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

—	The sponsor is the sole warranting party in respect of the mortgage loans sold by the sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency. We cannot assure you that the sponsor will repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—	There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business. Any such litigation may materially impair distributions to certificateholders if borrowers must use property income to pay judgments or litigation costs. We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

—	Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the sponsor. In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

—	Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties. Additionally, with respect to the appraisals setting forth assumptions as to the “as-is,” “as stabilized” or other values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” or other values may not be the values of the related mortgaged properties prior to or at maturity.

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

—	The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

—	Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware. Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

—	Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

—	Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

■	Risks Relating to a Bankruptcy of an Originator, the Sponsor or the Depositor, or a Receivership or Conservatorship of Goldman Sachs Bank USA

—	In the event of the bankruptcy or insolvency of an originator, the sponsor or the depositor, or a receivership or conservatorship of Goldman Sachs Bank USA (“GS Bank”), the parent entity of Goldman Sachs Mortgage Company (“GSMC”), it is possible that the issuing entity’s right to payment from or ownership of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

—	The Federal Deposit Insurance Corporation (the “FDIC”) has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6). The transfers of the applicable mortgage loans by GSMC, to the depositor, will not qualify for the FDIC Safe Harbor. However, those transfers are not transfers by a bank, and in any event, even if the FDIC Safe Harbor were applicable to those transfers, the FDIC Safe Harbor is non-exclusive. Additionally, an opinion of counsel will be rendered on the Closing Date to the effect that the transfers of the applicable mortgage loans by GSMC to the depositor, would generally be respected as a sale in the event of a bankruptcy or insolvency of GSMC. Notwithstanding the foregoing, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale. If such party’s challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

■	Potential Conflicts of Interest of the Sponsor, Underwriters, the Master Servicer, the Special Servicers, the Operating Advisor, the Asset Representations Reviewer, the Directing Holder, the Non-Serviced Whole Loan Directing Holder, Serviced Companion Loan Holders and any Mezzanine Lenders

—	The sponsor, the underwriters, the master servicer, the special servicers, the operating advisor, the asset representations reviewer, the Directing Holder, the directing holder for the non-serviced whole loan under the related Controlling PSA or the holder of a serviced companion loan or a mezzanine loan, if any, or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsor, the underwriters, the master servicer, the special servicers, the operating advisor, the asset representations reviewer, the Directing Holder, the directing holder for the non-serviced whole loan under the related Controlling PSA or the holder of a serviced companion loan or a mezzanine loan, if any, or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower. Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

—	The anticipated initial investor in the Class E, Class F and Class G certificates (the “B-Piece Buyer”) was given the opportunity by the sponsor to perform due diligence on the mortgage loans originally identified by the sponsor for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Interests and Incentives of the Originators, the Sponsor and Their Affiliates May Not Be Aligned With Your Interests

—	The originators, the sponsor and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates. The sponsor originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates. The sponsor will sell the applicable mortgage loans to the depositor (an affiliate of GSMC, the sponsor, of GS Commercial Real Estate LP, one of the originators, and of Goldman, Sachs & Co., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates. A completed offering would reduce the originators’ exposure to the mortgage loans. The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of the offered certificates. The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

—	The originators, the sponsor and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

—	The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders. The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

—	The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise. The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments. Underwriter Entities hold or may hold companion loans and/or mezzanine loans related to a mortgage loan in this securitization. Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers. By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments. As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

—	If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

—	In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the applicable special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the applicable special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Other Rating Agencies May Assign Different Ratings to the Certificates

—	Nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor. The issuance of unsolicited ratings by any nationally recognized statistical rating organization on a class of the offered certificates that are lower than ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

—	The offered certificates represent ownership, directly or through a grantor trust, of one or more regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of an investment in offered certificates.

—	State, local and other tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state, local and other tax consequences of an investment in the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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